UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Beacon Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest,

which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), posted a +18.54% total return, while stocks in global developed markets, as measured by the MSCI World Index, posted a +17.38% total return.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Beacon Fund

This semiannual report for Franklin Mutual Beacon Fund covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +14.03% cumulative total return for the six months ended June 30, 2019. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +17.38% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 38.2% of total net assets in foreign securities.

potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL BEACON FUND

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?
To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/19

% of Total Net Assets

Pharmaceuticals	10.2%

Banks	9.2%

Media	8.2%

Oil, Gas & Consumable Fuels	6.0%

Technology Hardware, Storage & Peripherals	5.9%

Software	5.4%

Insurance	5.1%

Health Care Equipment & Supplies	4.3%

Entertainment	3.8%

Electrical Equipment	3.6%

management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL BEACON FUND

transactions. The pending acquisitions of Celgene and Allergan (not a Fund holding), each worth almost $90 billion, exemplify this strength. The Top 10 Sectors/Industries table on this page lists pharmaceuticals and other leading industries in which the Fund currently invests. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, Cumulus Media and iHeartMedia, two long-term distressed credit positions, emerged from bankruptcy or had reached a confirmable restructuring agreement in 2018, reducing further the purely distressed portion of the credit holdings within the Funds. We are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Top positive contributors to performance included Charter Communications, Novartis and Walt Disney. These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

In late January, U.S.-based Charter Communications, a telecommunications and mass media company, reported quarterly earnings, revenues and free cash flow that topped market expectations. Charter also estimated that 2019 capital spending and operating costs per customer could likely be lower than 2018, providing a boost to operating

Top 10 Equity Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Novartis AG Pharmaceuticals, Switzerland	4.5%

Medtronic PLC Health Care Equipment & Supplies, U.S.	4.3%

The Walt Disney Co. Entertainment, U.S.	3.9%

Sensata Technologies Holding PLC Electrical Equipment, U.S.	3.6%

Charter Communications Inc. Media, U.S.	3.5%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.4%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.2%

Cognizant Technology Solutions Corp. IT Services, U.S.	3.2%

JPMorgan Chase & Co. Banks, U.S.	3.1%

Standard Chartered PLC Banks, U.K.	3.1%

margins. In our view, Charter’s integration plan following the 2016 acquisition of Time Warner Cable is starting to produce positive results.

In March, Switzerland-based drug maker Novartis announced the official process and dates for its tax-free spinoff of the eye care device and consumer products business of Alcon (shares received by the Fund not held at period-end), and the U.S. Food and Drug Administration approved Mayzent, the first oral drug to treat secondary progressive multiple sclerosis. In May, Novartis won U.S. regulatory approval for gene therapy that treats spinal muscular atrophy and announced the purchase of a dry eye drug from a Japanese drug company. We believe Novartis is continuing to position itself as a more focused and innovation-driven drug company, and that the market does not fully appreciate the many innovative products it has in development.

The stock of U.S.-based diversified international family entertainment and media enterprise Walt Disney surged following an investor event outlining the strategy and expectations for its new streaming service. The breadth and depth of content, the price point, and the technology and user interface supporting it have increased optimism about

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

the service. Market expectations for the service’s growth and profitability rose significantly on the back of this event.

During the period under review, Fund investments that detracted from performance included Baidu, Indiabulls Housing Finance and Dufry.

Shares of China-based internet search firm Baidu slid after the company posted a loss for its fiscal first-quarter 2019. The weaker economic environment in China coupled with governmental regulation led to slower advertisement sales growth during the quarter. However, Baidu continues to invest heavily in its video-streaming platform and other initiatives like artificial intelligence. These investments should help the company further diversify its business into new growth markets.

Shares of Indiabulls Housing Finance, an India-based consumer finance company, declined after a criminal writ was filed alleging financial fraud. The company described the allegations as baseless, and the writ was subsequently withdrawn. The company has continued its pursuit to merge parts of its business with a local bank. Indiabulls seeks to gain a banking license through the deal and has received some regulatory approval. The deal remains subject to the receipt of additional regulatory and shareholder approvals.

Dufry is a Switzerland-based global travel retailer with duty-free and duty-paid stores in airports and other transportation-related facilities. During the period, ongoing foreign exchange and economic pressures, particularly in Latin America, hindered the stock. However, we believe Dufry’s dominant industry position, global scale and strong free cash flow generation continues to make it a compelling investment.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?
A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain

CFA® is a trademark owned by CFA Institute.

What is a future?
A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Aman Gupta, CFA Co-Portfolio Manager

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL BEACON FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+14.03%	+14.03%
1-Year	+6.63%	+6.63%
5-Year	+32.81%	+5.84%
10-Year	+182.60%	+10.95%

A3
6-Month	+13.87%	+7.63%
1-Year	+6.33%	+0.48%
5-Year	+31.04%	+4.36%
10-Year	+174.71%	+10.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL BEACON FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	0.81%

A	1.06%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1], [2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,140.30	$4.25	$1,020.83	$4.01	0.80%
A	$1,000	$1,138.70	$5.57	$1,019.59	$5.26	1.05%
C	$1,000	$1,135.50	$9.53	$1,015.87	$9.00	1.80%
R	$1,000	$1,138.20	$6.89	$1,018.35	$6.51	1.30%
R6	$1,000	$1,141.10	$3.88	$1,021.17	$3.66	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Beacon Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,

			2018	2017	2016	2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.76		$16.61	$15.30	$14.30	$16.59	$16.91

Income from investment operations[a]:

Net investment income[b]	0.18		0.29	0.29	0.37 [c]	0.29	0.54[d]

Net realized and unrealized gains (losses)	1.75		(1.68)	1.90	1.93	(0.99)	0.62

Total from investment operations	1.93		(1.39)	2.19	2.30	(0.70)	1.16

Less distributions from:

Net investment income	—		(0.31)	(0.31)	(0.37)	(0.37)	(0.69)

Net realized gains	—		(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	—		(1.46)	(0.88)	(1.30)	(1.59)	(1.48)

Net asset value, end of period	$15.69		$13.76	$16.61	$15.30	$14.30	$16.59

Total return[e]	14.03%		(8.24)%	14.39%	16.11%	(4.14)%	6.82%

Ratios to average net assets[f]

Expenses[g,h]	0.80%	[i]	0.80% [i]	0.78%	0.80%	0.84% [i]	0.83%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.04%	0.04%

Net investment income	2.46%		1.77%	1.78%	2.48% [c]	1.73%	3.14%[d]

Supplemental data

Net assets, end of period (000’s)	$2,489,722		$2,271,217	$2,700,327	$2,564,120	$2,420,165	$2,774,929

Portfolio turnover rate	10.82%		47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,

			2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.63		$16.47	$15.18	$14.20	$16.47	$16.80

Income from investment operations[a]:

Net investment income[b]	0.16		0.25	0.25	0.33 [c]	0.24	0.49[d]

Net realized and unrealized gains (losses)	1.73		(1.67)	1.87	1.91	(0.97)	0.60

Total from investment operations	1.89		(1.42)	2.12	2.24	(0.73)	1.09

Less distributions from:

Net investment income	—		(0.27)	(0.26)	(0.33)	(0.32)	(0.63)

Net realized gains	—		(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	—		(1.42)	(0.83)	(1.26)	(1.54)	(1.42)

Net asset value, end of period	$15.52		$13.63	$16.47	$15.18	$14.20	$16.47

Total return[e]	13.87%		(8.49)%	14.09%	15.80%	(4.33)%	6.48%

Ratios to average net assets[f]

Expenses[g,h]	1.05%	[i]	1.05% [i]	1.03%	1.05%	1.12% [i]	1.13%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.04%	0.04%

Net investment income	2.21%		1.52%	1.53%	2.23% [c]	1.45%	2.84%[d]

Supplemental data

Net assets, end of period (000’s)	$969,005		$890,294	$983,048	$992,306	$1,019,568	$1,101,706

Portfolio turnover rate	10.82%		47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,

		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.65	$16.34	$15.06	$14.10	$16.36	$16.70

Income from investment operations[a]:

Net investment income[b]	0.11	0.13	0.12	0.22 [c]	0.12	0.37[d]

Net realized and unrealized gains (losses)	1.74	(1.65)	1.86	1.88	(0.96)	0.59

Total from investment operations	1.85	(1.52)	1.98	2.10	(0.84)	0.96

Less distributions from:

Net investment income	—	(0.02)	(0.13)	(0.21)	(0.20)	(0.51)

Net realized gains	—	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	—	(1.17)	(0.70)	(1.14)	(1.42)	(1.30)

Net asset value, end of period	$15.50	$13.65	$16.34	$15.06	$14.10	$16.36

Total return[e]	13.55%	(9.19)%	13.25%	14.94%	(5.06)%	5.78%

Ratios to average net assets[f]

Expenses[g,h]	1.80%[i]	1.80%[i]	1.78%	1.80%	1.84%[i]	1.83%

Expenses incurred in connection with securities sold short	0.01%	0.01%	—%	0.01%	0.04%	0.04%

Net investment income	1.46%	0.77%	0.78%	1.48% [c]	0.73%	2.14%[d]

Supplemental data

Net assets, end of period (000’s)	$59,351	$59,828	$260,113	$275,138	$285,333	$320,832

Portfolio turnover rate	10.82%	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,

		2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.46	$16.28	$15.01	$14.05	$16.33	$16.68

Income from investment operations[a]:

Net investment income[b]	0.14	0.20	0.21	0.30 [c]	0.20	0.44[d]

Net realized and unrealized gains (losses)	1.72	(1.64)	1.84	1.89	(0.97)	0.61

Total from investment operations	1.86	(1.44)	2.05	2.19	(0.77)	1.05

Less distributions from:

Net investment income	—	(0.23)	(0.21)	(0.30)	(0.29)	(0.61)

Net realized gains	—	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	—	(1.38)	(0.78)	(1.23)	(1.51)	(1.40)

Net asset value, end of period	$15.32	$13.46	$16.28	$15.01	$14.05	$16.33

Total return[e]	13.82%	(8.65)%	13.76%	15.58%	(4.61)%	6.31%

Ratios to average net assets[f]

Expenses[g,h]	1.30%[i]	1.30%[i]	1.28%	1.30%	1.34%[i]	1.33%

Expenses incurred in connection with securities sold short	0.01%	0.01%	—%	0.01%	0.04%	0.04%

Net investment income	1.96%	1.27%	1.28%	1.98% [c]	1.23%	2.64%[d]

Supplemental data

Net assets, end of period (000’s)	$1,684	$1,662	$1,601	$2,035	$2,343	$2,246

Portfolio turnover rate	10.82%	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,

		2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.75	$16.60	$15.30	$14.30	$16.58	$16.88

Income from investment operations[a]:

Net investment income[b]	0.19	0.30	0.37	0.38 [c]	0.30	0.56[d]

Net realized and unrealized gains (losses)	1.75	(1.68)	1.82	1.93	(0.98)	0.63

Total from investment operations	1.94	(1.38)	2.19	2.31	(0.68)	1.19

Less distributions from:

Net investment income	—	(0.32)	(0.32)	(0.38)	(0.38)	(0.70)

Net realized gains	—	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	—	(1.47)	(0.89)	(1.31)	(1.60)	(1.49)

Net asset value, end of period	$15.69	$13.75	$16.60	$15.30	$14.30	$16.58

Total return[e]	14.11%	(8.18)%	14.42%	16.20%	(3.98)%	6.91%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.75%	0.75%	0.72%	0.71%	0.74%	0.74%

Expenses net of waiver and payments by affiliates[g,h]	0.73%	0.73%	0.71%	0.71%	0.74% [i]	0.74%

Expenses incurred in connection with securities sold short	0.01%	0.01%	—%	0.01%	0.04%	0.04%

Net investment income	2.53%	1.84%	1.85%	2.57% [c]	1.83%	3.23%[d]

Supplemental data

Net assets, end of period (000’s)	$86,322	$79,358	$106,845	$604	$48,844	$50,868

Portfolio turnover rate	10.82%	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Beacon Fund

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 88.8%
	Aerospace & Defense 2.1%
	BAE Systems PLC	United Kingdom	11,814,998	$74,332,076

	Auto Components 0.0%†
[a,b,c]	International Automotive Components Group Brazil LLC	Brazil	2,846,329	73,088

	Banks 9.2%
	JPMorgan Chase & Co.	United States	1,007,630	112,653,034
	Standard Chartered PLC	United Kingdom	12,354,785	112,057,685
	Wells Fargo & Co.	United States	2,274,050	107,608,046

				332,318,765

	Biotechnology 1.5%
[a]	Celgene Corp.	United States	574,700	53,125,268

	Chemicals 2.1%
	BASF SE	Germany	1,007,304	73,198,217
[a,b,d]	Dow Corning Corp. (Revolver/Term Loan Claims), Contingent Distribution	United States	4,920,704	2,624,974
[a,b,d]	Dow Corning Corp. (Swap Agreement Claims), Contingent Distribution	United States	7,677,844	159,592

				75,982,783

	Communications Equipment 2.0%
	Cisco Systems Inc.	United States	1,299,242	71,107,515

	Consumer Finance 2.8%
	Capital One Financial Corp.	United States	1,102,998	100,086,039

	Diversified Telecommunication Services 1.1%
	Koninklijke KPN NV	Netherlands	13,500,370	41,439,319

	Electrical Equipment 3.6%
[a]	Sensata Technologies Holding PLC	United States	2,626,802	128,713,298

	Entertainment 3.8%
	The Walt Disney Co.	United States	994,700	138,899,908

	Equity Real Estate Investment Trusts (REITs) 1.7%
	Brixmor Property Group Inc.	United States	3,429,800	61,324,824

	Food Products 1.5%
	The Kraft Heinz Co.	United States	1,744,137	54,138,012

	Health Care Equipment & Supplies 4.3%
	Medtronic PLC	United States	1,576,090	153,495,405

	Hotels, Restaurants & Leisure 1.8%
	Sands China Ltd.	China	13,934,400	66,620,564

	Insurance 5.1%
	American International Group Inc.	United States	1,514,000	80,665,920
	The Hartford Financial Services Group Inc.	United States	1,859,200	103,594,624

				184,260,544

	Interactive Media & Services 2.1%
[a]	Baidu Inc., ADR	China	633,547	74,353,076

	IT Services 3.2%
	Cognizant Technology Solutions Corp., A	United States	1,811,030	114,801,192

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Media 8.2%
[a]	Charter Communications Inc., A	United States	322,487	$127,440,413
[a]	Discovery Inc., C	United States	3,297,023	93,800,304
[a,b,c]	iHeartMedia Inc., A	United States	416,304	6,042,772
[a,b,c]	iHeartMedia Inc., B	United States	7,025	101,970
[a,b,c]	iHeartMedia Inc., wts., A, 5/01/39	United States	418	6,067
[a]	Liberty Global PLC, C	United Kingdom	2,575,500	68,328,015

				295,719,541

	Oil, Gas & Consumable Fuels 6.0%
	Anadarko Petroleum Corp.	United States	762,700	53,816,112
	Kinder Morgan Inc.	United States	4,414,700	92,178,936
	Royal Dutch Shell PLC, A	United Kingdom	2,206,089	72,004,460

				217,999,508

	Pharmaceuticals 10.7%
	Eli Lilly & Co.	United States	453,112	50,200,278
	GlaxoSmithKline PLC	United Kingdom	5,783,258	115,792,572
	Merck & Co. Inc.	United States	707,577	59,330,331
	Novartis AG, ADR	Switzerland	1,774,190	162,001,289

				387,324,470

	Software 5.4%
[a]	Check Point Software Technologies Ltd.	Israel	661,312	76,454,280
[a]	Red Hat Inc.	United States	293,600	55,126,336
	Symantec Corp.	United States	2,955,337	64,308,133

				195,888,749

	Specialty Retail 1.7%
	Dufry AG	Switzerland	708,780	60,015,290

	Technology Hardware, Storage & Peripherals 2.5%
	Western Digital Corp.	United States	1,908,800	90,763,440

	Thrifts & Mortgage Finance 1.7%
	Indiabulls Housing Finance Ltd.	India	6,872,654	60,573,051

	Tobacco 2.9%
	British American Tobacco PLC	United Kingdom	2,948,136	102,922,153

	Wireless Telecommunication Services 1.8%
[a]	T-Mobile U.S. Inc.	United States	869,414	64,475,484

	Total Common Stocks and Other Equity Interests (Cost $2,644,789,273)			3,200,753,362

	Preferred Stocks 6.0%
	Automobiles 2.6%
[e]	Porsche Automobil Holding SE, 3.868%, pfd	Germany	1,451,423	94,283,873

	Technology Hardware, Storage & Peripherals 3.4%
[e]	Samsung Electronics Co. Ltd., 3.705%, pfd	South Korea	3,738,607	123,603,400

	Total Preferred Stocks (Cost $145,744,618)			217,887,273

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

		Country	Principal Amount	Value

	Corporate Notes and Senior Floating Rate Interests 1.8%
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	$16,691,000	$11,391,607
	senior note, 11.00%, 9/15/25	United States	23,907,000	14,941,875
[f,g]	Veritas U.S. Inc.,
	Term Loan B1, 6.902%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	14,396,149	13,100,496
	Term Loan B1, 6.83%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	2,857,483	2,600,310
[h]	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	2,766,000	2,600,040
	senior note, 144A, 10.50%, 2/01/24	United States	22,708,000	19,528,880

	Total Corporate Notes and Senior Floating Rate Interests (Cost $76,126,582)			64,163,208

	Corporate Notes in Reorganization (Cost $10,848) 0.0%
[b,c,i]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—

			Shares
	Companies in Liquidation 0.0%†
[a,b,d]	Clear Channel Communications Inc., Contingent Distribution	United States	18,873,000	—
[a,b,d]	iHeartCommunications Inc., Contingent Distribution	United States	20,894,418	—
[a,b,d]	Tribune Media, Litigation Trust, Contingent Distribution	United States	502,429	—
[a,d]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	46,282,735	69,424

	Total Companies in Liquidation (Cost $1,456,992)			69,424

	Total Investments before Short Term Investments (Cost $2,868,128,313)			3,482,873,267

			Principal Amount
	Short Term Investments 1.2%
	U.S. Government and Agency Securities 1.2%
[j]	FHLB, 7/01/19	United States	$15,000,000	15,000,000
[j]	U.S. Treasury Bill,
	7/05/19	United States	500,000	499,892
	[k] 8/15/19 - 10/24/19	United States	28,000,000	27,857,009

	Total U.S. Government and Agency Securities (Cost $43,329,351)			43,356,901

	Total Investments (Cost $2,911,457,664) 97.8%			3,526,230,168

	Securities Sold Short (0.5)%			(19,536,780)

	Other Assets, less Liabilities 2.7%			99,391,140

	Net Assets 100.0%			$3,606,084,528

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

		Country	Shares	Value

[l]	Securities Sold Short (Proceeds $20,861,738) (0.5)%
	Common Stocks (0.5)%
	Pharmaceuticals (0.5)%
	Bristol-Myers Squibb Co.	United States	430,800	$(19,536,780)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(f) regarding senior floating rate interests.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $22,128,920, representing 0.6% of net assets.

iSee Note 8 regarding credit risk and defaulted securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $10,341,082, representing 0.3% of net assets.

lSee Note 1(d) regarding securities sold short.

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	855	$122,334,469	9/16/19	$(360,965)
GBP/USD	Short	1,141	90,916,306	9/16/19	90,878

Total Futures Contracts					$(270,087)

*As of period end.

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	4,516,422	$5,060,266	7/15/19	$81,731	$—
Euro	BOFA	Sell	730,451	835,386	7/15/19	3,760	—
Euro	HSBK	Buy	2,924,969	3,268,488	7/15/19	61,620	—
Euro	HSBK	Sell	925,000	1,048,767	7/15/19	—	(4,356)
Euro	HSBK	Sell	7,000,451	8,050,392	7/15/19	80,301	—
Euro	SSBT	Sell	925,000	1,048,794	7/15/19	—	(4,329)
Euro	UBSW	Buy	4,145,756	4,645,897	7/15/19	74,091	—
Euro	UBSW	Sell	2,006,245	2,301,020	7/15/19	16,889	—
British Pound	BOFA	Buy	857,472	1,086,160	7/16/19	3,801	—
British Pound	BOFA	Sell	1,758,950	2,296,603	7/16/19	60,743	—
British Pound	HSBK	Buy	233,716	294,491	7/16/19	2,593	—
British Pound	HSBK	Sell	21,275,597	27,620,166	7/16/19	576,045	—
British Pound	BOFA	Sell	5,944,697	7,838,642	8/14/19	271,875	—
British Pound	BONY	Sell	18,849,415	24,518,660	8/14/19	525,989	—
British Pound	HSBK	Sell	7,501,881	9,885,664	8/14/19	336,819	—
British Pound	UBSW	Sell	958,337	1,242,235	8/14/19	22,406	—
South Korean Won	HSBK	Buy	9,907,308,550	8,365,092	8/16/19	209,138	—
South Korean Won	HSBK	Sell	49,051,417,649	43,726,240	8/16/19	1,274,940	—
South Korean Won	UBSW	Sell	36,680,818,350	33,044,294	8/16/19	1,299,065	—
Euro	BOFA	Buy	2,733,227	3,085,267	10/18/19	49,624	—
Euro	BONY	Buy	316,502	361,513	10/18/19	1,500	—
Euro	HSBK	Buy	5,518,594	6,268,476	10/18/19	61,107	—
Euro	HSBK	Sell	7,410,000	8,502,975	10/18/19	4,033	—
Euro	SSBT	Sell	11,994,511	13,572,389	10/18/19	—	(184,784)
Euro	UBSW	Buy	4,808,574	5,495,147	10/18/19	20,075	—
British Pound	SSBT	Sell	1,200,000	1,538,076	10/24/19	6,417	—
British Pound	UBSW	Sell	850,077	1,121,257	10/24/19	36,233	—
Euro	HSBK	Sell	29,868,572	33,854,798	11/07/19	—	(456,284)
Euro	UBSW	Sell	20,253,066	22,948,142	11/07/19	—	(317,271)
South Korean Won	HSBK	Sell	24,776,684,588	21,272,174	11/15/19	—	(232,876)
South Korean Won	UBSW	Sell	40,156,941,513	34,692,973	11/15/19	—	(161,450)
Euro	SSBT	Sell	20,098,703	22,799,969	11/21/19	—	(313,225)
British Pound	BOFA	Sell	220,001	281,987	11/22/19	872	—
British Pound	HSBK	Sell	1,685,481	2,158,528	11/22/19	4,843	—
British Pound	SSBT	Sell	42,890,060	54,647,298	11/22/19	—	(157,047)
British Pound	UBSW	Sell	400,000	511,002	11/22/19	—	(112)

Total Forward Exchange Contracts						$5,086,510	$(1,831,734)

Net unrealized appreciation (depreciation)						$3,254,776

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 39.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Beacon Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,911,457,664

Value - Unaffiliated issuers	$3,526,230,168
Cash	588,154
Foreign currency, at value (cost $5,467,544)	5,468,197
Receivables:
Investment securities sold	58,243,938
Capital shares sold	2,642,585
Dividends and interest	12,002,356
European Union tax reclaims	3,426,985
Deposits with brokers for:
Securities sold short	19,817,174
Futures contracts	4,292,760
Unrealized appreciation on OTC forward exchange contracts	5,086,510
Other assets	144,140

Total assets	3,637,942,967

Liabilities:
Payables:
Investment securities purchased	3,557,198
Capital shares redeemed	3,011,726
Management fees	1,966,364
Distribution fees	500,708
Transfer agent fees	530,662
Trustees’ fees and expenses	305,171
Variation margin on futures contracts	344,050
Securities sold short, at value (proceeds $20,861,738)	19,536,780
Unrealized depreciation on OTC forward exchange contracts	1,831,734
Accrued expenses and other liabilities	274,046

Total liabilities	31,858,439

Net assets, at value	$3,606,084,528

Net assets consist of:
Paid-in capital	$2,873,339,929
Total distributable earnings (loss)	732,744,599

Net assets, at value	$3,606,084,528

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual Beacon Fund

Class Z:
Net assets, at value	$2,489,721,987

Shares outstanding	158,692,692

Net asset value and maximum offering price per share	$15.69

Class A:
Net assets, at value	$969,005,475

Shares outstanding	62,423,339

Net asset value per share[a]	$15.52

Maximum offering price per share (net asset value per share ÷ 94.50%)	$16.42

Class C:
Net assets, at value	$59,351,239

Shares outstanding	3,830,303

Net asset value and maximum offering price per share[a]	$15.50

Class R:
Net assets, at value	$1,683,690

Shares outstanding	109,926

Net asset value and maximum offering price per share	$15.32

Class R6:
Net assets, at value	$86,322,137

Shares outstanding	5,502,280

Net asset value and maximum offering price per share	$15.69

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Beacon Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$50,439,702
Interest:
Unaffiliated issuers	6,560,693
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	322,938
Non-controlled affiliates (Note 3f)	21,748

Total investment income	57,345,081

Expenses:
Management fees (Note 3a)	11,863,469
Distribution fees: (Note 3c)
Class A	1,181,676
Class C	304,519
Class R	4,136
Transfer agent fees: (Note 3e)
Class Z	1,105,934
Class A	431,911
Class C	27,819
Class R	756
Class R6	18,060
Custodian fees (Note 4)	163,646
Reports to shareholders	95,707
Registration and filing fees	55,413
Professional fees	72,850
Trustees’ fees and expenses	121,774
Dividends on securities sold short	79,294
Other	42,177

Total expenses	15,569,141
Expense reductions (Note 4)	(11,758)
Expenses waived/paid by affiliates (Note 3f and 3g)	(13,306)

Net expenses	15,544,077

Net investment income	41,801,004

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(23,792,787)
Foreign currency transactions	363,817
Forward exchange contracts	10,657,605
Futures contracts	4,614,936
Securities sold short	1,351,960

Net realized gain (loss)	(6,804,469)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	428,342,452
Translation of other assets and liabilities denominated in foreign currencies	(117,404)
Forward exchange contracts	520,628
Futures contracts	(480,563)
Securities sold short	(8,799,368)
Change in deferred taxes on unrealized appreciation	1,170,447

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Beacon Fund

Net change in unrealized appreciation (depreciation)	420,636,192

Net realized and unrealized gain (loss)	413,831,723

Net increase (decrease) in net assets resulting from operations	$455,632,727

*Foreign taxes withheld on dividends	$2,925,248

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Beacon Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 41,801,004	$ 63,233,210
Net realized gain (loss)	(6,804,469)	325,997,036
Net change in unrealized appreciation (depreciation)	420,636,192	(694,921,118)

Net increase (decrease) in net assets resulting from operations	455,632,727	(305,690,872)

Distributions to shareholders:
Class Z	—	(221,433,179)
Class A	—	(83,941,345)
Class C	—	(5,683,570)
Class R	—	(157,769)
Class R6	—	(7,782,384)

Total distributions to shareholders	—	(318,998,247)

Capital share transactions: (Note 2)
Class Z	(96,234,563)	540,717
Class A	(43,142,550)	72,748,807
Class C	(8,259,556)	(185,991,052)
Class R	(191,773)	390,017
Class R6	(4,078,262)	(12,575,413)

Total capital share transactions	(151,906,704)	(124,886,924)

Net increase (decrease) in net assets	303,726,023	(749,576,043)
Net assets:
Beginning of period	3,302,358,505	4,051,934,548

End of period	$3,606,084,528	$3,302,358,505

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Beacon Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $652,968 and the aggregate value of collateral pledged for such contracts was $530,410.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $3,516,778 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	3,211,692	$48,706,443	8,257,116	$133,575,147
Shares issued in reinvestment of distributions	—	—	15,183,241	206,770,472
Shares redeemed	(9,620,679)	(144,941,006)	(20,924,183)	(339,804,902)

Net increase (decrease)	(6,408,987)	$(96,234,563)	2,516,174	$540,717

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	2,567,807	$38,530,135	13,762,741	$220,038,461
Shares issued in reinvestment of distributions	—	—	6,066,419	81,741,950
Shares redeemed	(5,473,054)	(81,672,685)	(14,199,056)	(229,031,604)

Net increase (decrease)	(2,905,247)	$(43,142,550)	5,630,104	$72,748,807

Class C Shares:
Shares sold	188,423	$2,811,574	777,745	$12,227,859
Shares issued in reinvestment of distributions	—	—	398,415	5,563,069
Shares redeemed[a]	(739,831)	(11,071,130)	(12,713,218)	(203,781,980)

Net increase (decrease)	(551,408)	$(8,259,556)	(11,537,058)	$(185,991,052)

Class R Shares:
Shares sold	7,771	$111,486	27,604	$454,716
Shares issued in reinvestment of distributions	—	—	11,829	157,768
Shares redeemed	(21,255)	(303,259)	(14,360)	(222,467)

Net increase (decrease)	(13,484)	$(191,773)	25,073	$390,017

Class R6 Shares:
Shares sold	658,753	$9,954,269	1,125,287	$18,530,681
Shares issued in reinvestment of distributions	—	—	570,780	7,773,465
Shares redeemed	(927,439)	(14,032,531)	(2,360,255)	(38,879,559)

Net increase (decrease)	(268,686)	$(4,078,262)	(664,188)	$(12,575,413)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$30,197
CDSC retained	$5,838

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $1,584,480, of which $681,213 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$ —	$51,845,000	$(51,845,000)	$ —	$ —	$ —	—	$21,748

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $0 and $5,196,414, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$305,171

[b]Increase in projected benefit obligation	$30,187

Benefit payments made to retired trustees	$(2,199)

a The projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,906,254,957

Unrealized appreciation	$732,765,171
Unrealized depreciation	(129,337,121)

Net unrealized appreciation (depreciation)	$603,428,050

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $368,164,766 and $473,509,198, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$10,848	$—
416,304	iHeartMedia Inc., A	1/03/11 - 12/19/13	9,731,079	6,042,772
7,025	iHeartMedia Inc., B	1/03/11 - 12/19/13	163,678	101,970
418	iHeartMedia Inc., wts., A, 5/01/39	1/03/11 - 12/19/13	9,739	6,067
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	73,088

	Total Restricted Securities (Value is 0.2% of Net Assets)		$11,805,608	$6,223,897

11.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ 90,878	[a]	Variation margin on futures contracts	$ 360,965	[a]

	Unrealized appreciation on OTC forward exchange contracts	5,086,510		Unrealized depreciation on OTC forward exchange contracts	1,831,734

Totals		$5,177,388			$2,192,699

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$10,657,605	Forward exchange contracts	$ 520,628

	Futures contracts	4,614,936	Futures contracts	(480,563)

Totals		$15,272,541		$ 40,065

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $223,616,973. The average month end contract value of forward exchange contracts was $434,854,840.

See Note 1(c) regarding derivative financial instruments.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

13.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$73,088		$73,088
Chemicals	73,198,217	—	2,784,566		75,982,783
Media	289,568,732	—	6,150,809	[c]	295,719,541
All Other Equity Investments	3,046,865,223	—	—	[c]	3,046,865,223
Corporate Notes and Senior Floating Rate Interests.	—	64,163,208	—		64,163,208
Corporate Notes in Reorganization	—	—	—	[c]	—
Companies in Liquidation	—	69,424	—	[c]	69,424
Short Term Investments	28,356,901	15,000,000	—		43,356,901

Total Investments in Securities	$3,437,989,073	$79,232,632	$9,008,463		$3,526,230,168

Other Financial Instruments:
Futures Contracts	$90,878	$—	$—		$90,878
Forward Exchange Contracts	—	5,086,510	—		5,086,510

Total Other Financial Instruments	$90,878	$5,086,510	$—		$5,177,388

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$19,536,780	$—	$—		$19,536,780
Futures Contracts	360,965	—	—		360,965
Forward Exchange Contracts	—	1,831,734	—		1,831,734

Total Other Financial Instruments	$19,897,745	$1,831,734	$—		$21,729,479

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

14.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Beacon Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap core funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the second-best and middle performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the second-best performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

44	Semiannual Report	franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual Beacon Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	476 S 08/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Global Discovery Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest,

which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), posted a +18.54% total return, while stocks in global developed markets, as measured by the MSCI World Index, posted a +17.38% total return.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Global Discovery Fund

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2019. As previously communicated, Franklin Mutual International Fund is proposing to reorganize into Franklin Mutual Global Discovery Fund effective February 21, 2020, subject to shareholder approval.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +15.04% cumulative total return for the six months ended June 30, 2019. For comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +17.38% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/19

% of Total Net Assets

Oil, Gas & Consumable Fuels	11.8%

Banks	11.2%

Insurance	9.5%

Pharmaceuticals	7.8%

Media	5.1%

Software	4.2%

Technology Hardware, Storage & Peripherals	4.1%

Health Care Equipment & Supplies	3.4%

Automobiles	3.3%

Entertainment	3.3%

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (not a Fund holding), each worth almost $90 billion, exemplify this strength. The Top 10 Sectors/Industries table on page 5 lists pharmaceuticals and also other leading industries in which the Fund currently invests. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, Cumulus Media and iHeartMedia, two long-term distressed credit positions, emerged from bankruptcy or had reached a confirmable restructuring agreement in 2018, reducing further the purely distressed portion of the credit holdings within the Funds. PG&E, which recently filed for bankruptcy, became a new distressed credit position. We are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Top 10 Equity Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.4%

Novartis AG Pharmaceuticals, Switzerland	3.3%

The Walt Disney Co. Entertainment, U.S.	3.3%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.6%

Charter Communications Inc. Media, U.S.	2.4%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.4%

Kinder Morgan Inc. Oil, Gas & Consumable Fuels, U.S.	2.1%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.1%

Citigroup Inc. Banks, U.S.	2.1%

Citizens Financial Group Inc. Banks, U.S.	2.0%

Fund Performance

Top positive contributors to performance included Walt Disney, Novartis and Kinder Morgan.These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

The stock of U.S.-based diversified international family entertainment and media enterprise Walt Disney surged following an investor event outlining the strategy and expectations for its new streaming service. The breadth and depth of content, the price point, and the technology and user interface supporting it have increased optimism about the service. Market expectations for the service’s growth and profitability rose significantly on the back of this event.

In March, Switzerland-based drug maker Novartis announced the official process and dates for its tax-free spinoff of the eye care device and consumer products business of Alcon (shares received by the Fund not held at period-end), and the U.S. Food and Drug Administration approved Mayzent, the first oral drug to treat secondary progressive multiple sclerosis. In May, Novartis won U.S. regulatory approval for gene therapy that treats spinal muscular atrophy and announced the purchase of a dry eye drug from a Japanese drug company. We believe Novartis is

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

continuing to position itself as a more focused and innovation-driven drug company, and that the market does not fully appreciate the many innovative products it has in development.

Shares of U.S.-based energy company Kinder Morgan rose in early 2019, as the energy sector rebounded from weak performance in the fourth quarter of 2018. In addition, U.S. pipeline companies have benefited from increased volumes of U.S. crude oil, natural gas and natural gas liquids, along with limited pipeline supply. We believe conditions are likely to remain favorable for the energy sector if commodity prices hold up, most notably if crude oil prices remain above US$50 per barrel.

During the period under review, Fund investments that detracted from performance included Walgreens Boots Alliance, CVS Health and Imperial Brands.

Shares of U.S.-based Walgreens Boots Alliance did not keep up with the market rebound in January and February. In March, the stock price fell when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates, as well as the company’s limited success offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures and weakness in both its U.S. and U.K. stores resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and within the front end of the store, it is attempting to reduce exposure to lower margin categories, which we believe can help boost growth and profitability over the longer term.

In January, the chief executive officer of U.S.-based CVS Health, an integrated pharmacy health care provider, highlighted probable headwinds for 2019, and in February the company detailed the financial drag from those headwinds. Possible negative factors included: higher costs from increased investments in its workforce, which could have a year-over-year drag on earnings through the first half of 2019; greater price competition in nursing care; and lower-than-expected branded drug price increases.

Shares of U.K. tobacco company Imperial Brands traded lower after the company reported below-expected first-half fiscal 2019 revenues amid concerns about stricter U.S. regulation and waning tobacco product distribution at large U.S. drugstores. The U.S. has considered banning menthol cigarettes and enacting stricter regulation of e-cigarettes and vaping products, particularly flavors more prone to attract underaged consumers. Tobacco companies were pressured by recent Nielsen industry data suggesting deteriorating U.S.

industry volumes. The industry urged investors to use more reliable data sources, as Nielsen does not measure a number of tobacco distribution channels.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

Christian Correa, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+15.04%	+15.04%
1-Year	+4.14%	+4.14%
5-Year	+21.77%	+4.02%
10-Year	+125.53%	+8.47%

A3
6-Month	+14.86%	+8.55%
1-Year	+3.86%	-1.85%
5-Year	+20.16%	+2.58%
10-Year	+119.16%	+7.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	0.98%

A	1.23%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,150.40	$ 5.28	$1,019.89	$4.96	0.99%
A	$1,000	$1,148.60	$ 6.61	$1,018.65	$6.21	1.24%
C	$1,000	$1,144.40	$10.58	$1,014.93	$9.94	1.99%
R	$1,000	$1,147.10	$ 7.93	$1,017.41	$7.45	1.49%
R6	$1,000	$1,150.80	$ 4.69	$1,020.43	$4.41	0.88%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Global Discovery Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.86		$32.42	$31.12	$29.35		$33.32	$33.73

Income from investment operations[a]:

Net investment income[b]	0.40		0.58	0.76 [c]	0.67	[d]	0.53	0.82[e]

Net realized and unrealized gains (losses)	3.64		(4.13)	2.29	3.08		(1.71)	0.97

Total from investment operations	4.04		(3.55)	3.05	3.75		(1.18)	1.79

Less distributions from:

Net investment income	—		(0.64)	(0.79)	(0.69)		(0.55)	(0.82)

Net realized gains	—		(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	—		(2.01)	(1.75)	(1.98)		(2.79)	(2.20)

Net asset value, end of period	$30.90		$26.86	$32.42	$31.12		$29.35	$33.32

Total return[f]	15.04%		(10.78)%	9.84%	12.86%		(3.36)%	5.33%

Ratios to average net assets[g]

Expenses[h,i]	0.99%	[j]	0.97% [j]	0.96%	0.99%	[j]	0.99% [j]	0.99%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	2.73%		1.82%	2.30% [c]	2.27%	[d]	1.56%	2.38%[e]

Supplemental data

Net assets, end of period (000’s)	$5,287,537		$5,114,274	$7,175,981	$8,354,865		$9,132,752	$10,375,518

Portfolio turnover rate	6.36%		14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.32		$31.80	$30.57	$28.86		$32.81	$33.24

Income from investment operations[a]:

Net investment income[b]	0.36		0.49	0.66 [c]	0.59	[d]	0.42	0.71[e]

Net realized and unrealized gains (losses)	3.55		(4.04)	2.25	3.01		(1.67)	0.96

Total from investment operations	3.91		(3.55)	2.91	3.60		(1.25)	1.67

Less distributions from:

Net investment income	—		(0.56)	(0.72)	(0.60)		(0.46)	(0.72)

Net realized gains	—		(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	—		(1.93)	(1.68)	(1.89)		(2.70)	(2.10)

Net asset value, end of period	$30.23		$26.32	$31.80	$30.57		$28.86	$32.81

Total return[f]	14.86%		(10.99)%	9.57%	12.56%		(3.63)%	5.01%

Ratios to average net assets[g]

Expenses[h,i]	1.24%	[j]	1.22% [j]	1.21%	1.24%	[j]	1.27% [j]	1.29%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	2.48%		1.57%	2.05% [c]	2.02%	[d]	1.28%	2.08%[e]

Supplemental data

Net assets, end of period (000’s)	$7,786,790		$7,461,444	$9,589,033	$10,498,722		$11,274,721	$11,573,196

Portfolio turnover rate	6.36%		14.70%	17.50%	17.01%		21.79%	23.66%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.25		$31.44	$30.22	$28.55		$32.49	$32.94

Income from investment operations[a]:

Net investment income[b]	0.25		0.26	0.41 [c]	0.36	[d]	0.18	0.47[e]

Net realized and unrealized gains (losses)	3.54		(3.98)	2.23	2.97		(1.64)	0.95

Total from investment operations	3.79		(3.72)	2.64	3.33		(1.46)	1.42

Less distributions from:

Net investment income	—		(0.10)	(0.46)	(0.37)		(0.24)	(0.49)

Net realized gains	—		(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	—		(1.47)	(1.42)	(1.66)		(2.48)	(1.87)

Net asset value, end of period	$30.04		$26.25	$31.44	$30.22		$28.55	$32.49

Total return[f]	14.44%		(11.70)%	8.78%	11.70%		(4.33)%	4.28%

Ratios to average net assets[g]

Expenses[h,i]	1.99%	[j]	1.97% [j]	1.96%	1.99%	[j]	1.99% [j]	1.99%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	1.73%		0.82%	1.30% [c]	1.27%	[d]	0.56%	1.38%[e]

Supplemental data

Net assets, end of period (000’s)	$1,003,276		$1,054,412	$2,438,507	$2,758,563		$2,983,216	$3,077,691

Portfolio turnover rate	6.36%		14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.97		$31.37	$30.17	$28.51		$32.43	$32.88

Income from investment operations[a]:

Net investment income[b]	0.32		0.41	0.57 [c]	0.50	[d]	0.35	0.65[e]

Net realized and unrealized gains (losses)	3.50		(3.97)	2.22	2.98		(1.64)	0.93

Total from investment operations	3.82		(3.56)	2.79	3.48		(1.29)	1.58

Less distributions from:

Net investment income	—		(0.47)	(0.63)	(0.53)		(0.39)	(0.65)

Net realized gains	—		(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	—		(1.84)	(1.59)	(1.82)		(2.63)	(2.03)

Net asset value, end of period	$29.79		$25.97	$31.37	$30.17		$28.51	$32.43

Total return[f]	14.71%		(11.24)%	9.31%	12.28%		(3.82)%	4.77%

Ratios to average net assets[g]

Expenses[h,i]	1.49%	[j]	1.47% [j]	1.46%	1.49%	[j]	1.49% [j]	1.49%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	2.23%		1.32%	1.80% [c]	1.77%	[d]	1.06%	1.88%[e]

Supplemental data

Net assets, end of period (000’s)	$275,262		$274,086	$398,692	$444,813		$468,425	$528,439

Portfolio turnover rate	6.36%		14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.85	$32.41	$31.13	$29.35		$33.33	$33.73

Income from investment operations[a]:

Net investment income[b]	0.42	0.62	0.75 [c]	0.61	[d]	0.55	0.85[e]

Net realized and unrealized gains (losses)	3.63	(4.13)	2.34	3.19		(1.69)	1.00

Total from investment operations	4.05	(3.51)	3.09	3.80		(1.14)	1.85

Less distributions from:

Net investment income	—	(0.68)	(0.85)	(0.73)		(0.60)	(0.87)

Net realized gains	—	(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	—	(2.05)	(1.81)	(2.02)		(2.84)	(2.25)

Net asset value, end of period	$30.90	$26.85	$32.41	$31.13		$29.35	$33.33

Total return[f]	15.08%	(10.67)%	9.98%	13.02%		(3.23)%	5.46%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	0.89%	0.88%	0.84%	0.85%		0.84%	0.85%

Expenses net of waiver and payments by affiliates[h,i]	0.88%	0.87%	0.84%	0.85%	[j]	0.84% [j]	0.85%

Expenses incurred in connection with securities sold short	0.01%	—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	2.84%	1.92%	2.42% [c]	2.41%	[d]	1.71%	2.52%[e]

Supplemental data

Net assets, end of period (000’s)	$1,392,409	$1,418,812	$2,221,338	$528,617		$229,765	$137,922

Portfolio turnover rate	6.36%	14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Global Discovery Fund

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 92.9%
	Aerospace & Defense 0.9%
	BAE Systems PLC	United Kingdom	21,584,405	$135,794,660

	Auto Components 0.4%
a,b,c	International Automotive Components Group Brazil LLC	Brazil	3,819,425	98,075
	Toyo Tire Corp.	Japan	4,446,741	58,440,290

				58,538,365

	Automobiles 1.3%
	General Motors Co.	United States	5,350,852	206,168,328

	Banks 11.2%
	Barclays PLC	United Kingdom	428,918	815,967
	CIT Group Inc.	United States	3,015,260	158,421,760
	Citigroup Inc.	United States	4,720,240	330,558,407
	Citizens Financial Group Inc.	United States	9,225,010	326,196,354
	First Horizon National Corp.	United States	7,743,203	115,606,021
	ING Groep NV	Netherlands	12,428,617	144,064,113
	JPMorgan Chase & Co.	United States	1,959,756	219,100,721
	Standard Chartered PLC	United Kingdom	21,632,144	196,203,170
	Wells Fargo & Co.	United States	5,713,404	270,358,277

				1,761,324,790

	Biotechnology 1.4%
a	Celgene Corp.	United States	2,290,100	211,696,844

	Building Products 1.6%
	Johnson Controls International PLC	United States	6,119,300	252,788,283

	Capital Markets 1.8%
	Credit Suisse Group AG	Switzerland	12,875,441	154,341,786
	Deutsche Bank AG	Germany	6,644,039	51,211,211
	Guotai Junan Securities Co. Ltd.	China	41,520,689	73,983,217

				279,536,214

	Chemicals 1.4%
	BASF SE	Germany	2,946,786	214,135,435
a,b,d	Dow Corning Corp. (Revolver/Term Loan Claims), Contingent Distribution	United States	4,491,480	2,396,003
a,b,d	Dow Corning Corp. (Swap Agreement Claims), Contingent Distribution	United States	6,938,673	144,227

				216,675,665

	Communications Equipment 1.0%
	Cisco Systems Inc.	United States	2,838,530	155,352,747

	Construction Materials 1.1%
	LafargeHolcim Ltd., B	Switzerland	3,691,245	180,205,488

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	1,438,941	44,592,782
	Capital One Financial Corp.	United States	2,190,465	198,762,794

				243,355,576

	Containers & Packaging 1.0%
	International Paper Co.	United States	3,679,148	159,380,691

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 1.2%
	Voya Financial Inc.	United States	3,426,353	$189,477,321

	Diversified Telecommunication Services 1.0%
	Koninklijke KPN NV	Netherlands	53,238,928	163,416,627

	Electric Utilities 1.8%
	Enel SpA	Italy	40,912,036	285,576,614

	Energy Equipment & Services 1.2%
	Baker Hughes a GE Co., A	United States	7,502,843	184,795,023

	Entertainment 3.3%
	The Walt Disney Co.	United States	3,701,900	516,933,316

	Food & Staples Retailing 1.0%
	Walgreens Boots Alliance Inc.	United States	2,833,972	154,933,249

	Food Products 0.8%
	The Kraft Heinz Co.	United States	4,078,600	126,599,744

	Health Care Equipment & Supplies 3.4%
	Medtronic PLC	United States	5,470,184	532,741,220

	Health Care Providers & Services 1.4%
	CVS Health Corp.	United States	3,993,966	217,631,207

	Hotels, Restaurants & Leisure 2.3%
	Accor SA	France	5,757,306	247,081,054
	Sands China Ltd.	China	25,499,100	121,911,559

				368,992,613

	Independent Power & Renewable Electricity Producers 0.5%
	Vistra Energy Corp.	United States	3,709,858	83,991,185

	Industrial Conglomerates 1.1%
	General Electric Co.	United States	16,950,050	177,975,525

	Insurance 9.5%
a	Alleghany Corp.	United States	76,761	52,282,685
	American International Group Inc.	United States	5,102,618	271,867,487
	China Pacific Insurance Group Co. Ltd., H	China	44,491,587	173,987,696
	Chubb Ltd.	United States	1,511,898	222,687,456
	The Hartford Financial Services Group Inc.	United States	5,478,587	305,266,868
	NN Group NV	Netherlands	7,550,480	303,865,224
	RSA Insurance Group PLC	United Kingdom	13,308,282	97,484,116
	T&D Holdings Inc.	Japan	6,611,212	71,710,373

				1,499,151,905

	IT Services 1.4%
	Cognizant Technology Solutions Corp., A	United States	3,420,390	216,818,522

	Machinery 0.9%
	CNH Industrial NV	United Kingdom	5,804,196	59,505,276
	CNH Industrial NV, special voting	United Kingdom	7,338,645	75,236,622

				134,741,898

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Media 5.1%
a	Charter Communications Inc., A	United States	950,265	$375,525,723
a	Clear Channel Outdoor Holdings Inc.	United States	5,716,745	26,983,036
a	Cumulus Media Inc., A	United States	191,134	3,545,536
a	Cumulus Media Inc., B	United States	284,470	5,276,918
a	Cumulus Media Inc., wts., 6/04/38	United States	243,863	3,962,774
a	DISH Network Corp., A	United States	4,143,726	159,160,516
a,b,c	iHeartMedia Inc., A	United States	2,634,302	38,237,647
a,b,c	iHeartMedia Inc., B	United States	44,430	644,914
a,b,c	iHeartMedia Inc., wts., A, 5/01/39	United States	292	4,238
a	Liberty Global PLC, C	United Kingdom	7,299,000	193,642,470

				806,983,772

	Metals & Mining 0.0%†
	Warrior Met Coal Inc.	United States	106,705	2,787,135

	Oil, Gas & Consumable Fuels 11.8%
	Anadarko Petroleum Corp.	United States	2,323,300	163,932,048
	BP PLC	United Kingdom	24,503,699	170,715,935
	Caltex Australia Ltd.	Australia	768,566	13,352,499
	Canadian Natural Resources Ltd.	Canada	7,822,700	210,894,856
	Crescent Point Energy Corp.	Canada	19,234,400	63,588,434
	JXTG Holdings Inc.	Japan	22,697,867	112,499,909
	Kinder Morgan Inc.	United States	15,908,858	332,176,955
	Occidental Petroleum Corp.	United States	1,430,700	71,935,596
	Plains All American Pipeline LP	United States	5,573,200	135,707,420
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,246,107	203,866,463
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	201,396,065
	The Williams Cos. Inc.	United States	6,364,035	178,447,541

				1,858,513,721

	Pharmaceuticals 8.1%
	Eli Lilly & Co.	United States	1,578,417	174,872,819
	GlaxoSmithKline PLC	United Kingdom	18,674,012	373,891,649
	Merck & Co. Inc.	United States	2,408,566	201,958,259
	Novartis AG, ADR	Switzerland	5,703,042	520,744,765

				1,271,467,492

	Semiconductors & Semiconductor Equipment 0.7%
a	Renesas Electronics Corp.	Japan	23,512,917	116,670,475

	Software 4.2%
a	Avaya Holdings Corp., wts., 12/15/22	United States	401,411	401,411
a	Check Point Software Technologies Ltd.	Israel	2,433,172	281,299,015
a	Red Hat Inc.	United States	906,600	170,323,127
	Symantec Corp.	United States	9,568,159	208,203,140

				660,226,693

	Specialty Retail 0.6%
	Dufry AG	Switzerland	1,124,346	95,202,957

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 4.1%
	Hewlett Packard Enterprise Co.	United States	10,039,360	$150,088,432
	Samsung Electronics Co. Ltd.	South Korea	8,138,650	330,627,820
	Western Digital Corp.	United States	3,527,471	167,731,246

				648,447,498

	Tobacco 2.8%
	Altria Group Inc.	United States	2,606,727	123,428,524
	British American Tobacco PLC	United Kingdom	5,783,513	201,907,785
	British American Tobacco PLC, ADR	United Kingdom	2,178,905	75,978,417
	Imperial Brands PLC	United Kingdom	1,937,431	45,439,414

				446,754,140

	Total Common Stocks and Other Equity Interests
	(Cost $12,026,627,315)			14,621,647,503

	Preferred Stocks (Cost $391,187,080) 2.0%
	Automobiles 2.0%
e	Volkswagen AG, 3.279%, pfd	Germany	1,896,164	319,511,050

			Principal Amount
	Corporate Notes 1.0%
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	$117,895,000	80,463,338
	senior note, 11.00%, 9/15/25	United States	133,179,000	83,236,875

	Total Corporate Notes (Cost $231,355,595)			163,700,213

	Corporate Bonds and Notes in Reorganization 0.2%
[b,c,f]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[f]	Pacific Gas & Electric Co.,
	senior bond, 4.45%, 4/15/42	United States	4,774,000	4,594,975
	senior bond, 3.75%, 8/15/42	United States	7,586,000	6,903,260
	senior bond, 4.00%, 12/01/46	United States	8,213,000	7,494,362
	senior bond, 3.95%, 12/01/47	United States	3,961,000	3,579,754

	Total Corporate Bonds and Notes in Reorganization
	(Cost $18,571,788)			22,572,351

			Shares
	Companies in Liquidation 0.0%†
a,b,d	Avaya Holdings Corp., Contingent Distribution	United States	123,916,000	—
a,b,d	Avaya Inc., Contingent Distribution	United States	168,607,601	—
a,b,d	Clear Channel Communications Inc., Contingent Distribution	United States	95,618,000	—
a,b,d	iHeartCommunications Inc., Contingent Distribution	United States	155,900,649	—
a,b,d	NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
a,b,d	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,300,519	—

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

		Country	Shares	Value
	Companies in Liquidation (continued)
a,d	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	142,325,613	$213,489

	Total Companies in Liquidation (Cost $4,503,161)			213,489

	Total Investments before Short Term Investments (Cost $12,672,244,939)			15,127,644,606

			Principal Amount

	Short Term Investments 3.1%

	U.S. Government and Agency Securities 3.1%
g	FHLB, 7/01/19	United States	$68,100,000	68,100,000
g	U.S. Treasury Bill, 7/02/19 - 10/10/19	United States	294,000,000	293,510,580
	[h] 10/17/19 - 10/31/19	United States	125,000,000	124,198,484

	Total U.S. Government and Agency Securities (Cost $485,545,557)			485,809,064

	Total Investments (Cost $13,157,790,496) 99.2%			15,613,453,670
	Securities Sold Short (0.3)%			(40,901,165)
	Other Assets, less Liabilities 1.1%			172,720,617

	Net Assets 100.0%			$15,745,273,122

			Shares
i	Securities Sold Short (Proceeds $43,284,760) (0.3)%
	Common Stocks (0.3)%

	Pharmaceuticals (0.3)%
	Bristol-Myers Squibb Co.	United States	901,900	(40,901,165)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 15 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eVariable rate security. The rate shown represents the yield at period end.

fSee Note 8 regarding credit risk and defaulted securities.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $23,056,601, representing 0.1% of net assets.

iSee Note 1(d) regarding securities sold short.

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	7,133	$1,020,598,557		9/16/19	$(3,183,111)
GBP/USD	Short	4,797	382,230,956		9/16/19	389,473

Total Futures Contracts						$(2,793,638)

*As of period end.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA		Buy	18,908,422	$21,222,207	7/15/19	$305,240	$—
Euro	BOFA		Sell	131,406,302	149,304,498	7/15/19	—	(303,031)
Euro	HSBK		Buy	53,714,919	60,267,304	7/15/19	887,725	—
Euro	HSBK		Sell	4,940,617	5,679,141	7/15/19	54,193	—
Euro	UBSW		Buy	29,027,835	32,623,699	7/15/19	424,813	—
Euro	UBSW		Sell	2,519,294	2,896,163	7/15/19	27,919	—
Swiss Franc	HSBK		Buy	2,375,837	2,367,970	7/15/19	69,204	—
Swiss Franc	HSBK		Sell	2,236,179	2,255,804	7/15/19	—	(38,107)
Swiss Franc	UBSW		Sell	147,598,720	147,366,369	7/15/19	—	(4,042,952)
British Pound	BOFA		Buy	21,552,483	27,319,640	7/16/19	76,439	—
British Pound	BOFA		Sell	3,522,218	4,598,844	7/16/19	121,635	—
British Pound	HSBK		Buy	4,218,217	5,374,535	7/16/19	—	(12,619)
British Pound	HSBK		Buy	7,526,260	9,489,204	7/16/19	77,676	—
British Pound	HSBK		Sell	184,046,689	238,919,665	7/16/19	4,971,779	—
British Pound	UBSW		Buy	1,756,679	2,235,287	7/16/19	—	(2,313)
British Pound	UBSW		Buy	52,356,616	66,181,925	7/16/19	370,317	—
British Pound	UBSW		Sell	1,267,017	1,668,957	7/16/19	58,409	—
British Pound	BOFA		Sell	14,590,368	19,264,596	8/14/19	693,097	—
British Pound	BONY		Sell	20,230,555	26,290,841	8/14/19	540,172	—
British Pound	HSBK		Sell	14,840,022	19,483,629	8/14/19	594,356	—
British Pound	UBSW		Sell	5,294,015	6,881,929	8/14/19	143,387	—
South Korean Won	HSBK		Buy	24,009,017,500	20,325,409	8/16/19	453,073	—
South Korean Won	HSBK		Sell	78,766,286,177	70,135,808	8/16/19	1,967,924	—
South Korean Won	UBSW		Sell	153,884,334,740	138,628,291	8/16/19	5,449,871	—
Australian Dollar	HSBK		Sell	16,407,764	11,421,304	8/26/19	—	(118,388)
Japanese Yen	UBSW		Sell	7,499,858,061	69,972,222	8/26/19	99,057	—
Euro	BONY		Sell	151,927,258	174,333,490	10/18/19	79,653	—
Euro	SSBT		Sell	61,680,696	69,794,792	10/18/19	—	(950,235)
Euro	SSBT		Sell	151,927,257	174,334,704	10/18/19	80,868	—
Euro	HSBK		Sell	170,306,881	193,035,284	11/07/19	—	(2,602,244)

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	104,149,571	$118,008,754	11/07/19	$—	$(1,631,536)
South Korean Won	HSBK	Sell	74,874,809,919	64,275,498	11/15/19	—	(712,475)
South Korean Won	UBSW	Sell	86,792,161,664	75,086,220	11/15/19	—	(245,479)
Euro	BOFA	Sell	7,795,248	8,941,227	11/21/19	—	(23,186)
Euro	SSBT	Sell	138,284,571	156,870,017	11/21/19	—	(2,155,072)
Euro	UBSW	Sell	52,916,516	60,341,904	11/21/19	—	(511,258)
British Pound	SSBT	Sell	5,971,029	7,607,838	11/22/19	—	(21,864)

Total Forward Exchange Contracts						$17,546,807	$(13,370,759)

Net unrealized appreciation (depreciation)						$4,176,048

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 42.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Global Discovery Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,157,790,496

Value - Unaffiliated issuers	$15,613,453,670
Cash	516,830
Foreign currency, at value (cost $15,417,363)	15,435,245
Receivables:
Investment securities sold	76,786,089
Capital shares sold	6,704,952
Dividends and interest	49,511,354
European Union tax reclaims	7,573,388
Deposits with brokers for:
Securities sold short	41,490,109
Futures contracts	25,582,720
Unrealized appreciation on OTC forward exchange contracts	17,546,807
Other assets	900,671

Total assets	15,855,501,835

Liabilities:
Payables:
Investment securities purchased	3,189,387
Capital shares redeemed	28,597,779
Management fees	10,640,613
Distribution fees	5,164,471
Transfer agent fees	3,738,053
Trustees’ fees and expenses	1,193,854
Variation margin on futures contracts	1,601,262
Securities sold short, at value (proceeds $43,284,760)	40,901,165
Unrealized depreciation on OTC forward exchange contracts	13,370,759
Accrued expenses and other liabilities	1,831,370

Total liabilities	110,228,713

Net assets, at value	$15,745,273,122

Net assets consist of:
Paid-in capital	$12,500,033,676
Total distributable earnings (loss)	3,245,239,446

Net assets, at value	$15,745,273,122

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual Global Discovery Fund

Class Z:
Net assets, at value	$5,287,536,842

Shares outstanding	171,143,267

Net asset value and maximum offering price per share	$30.90

Class A:
Net assets, at value	$7,786,789,827

Shares outstanding	257,552,985

Net asset value per share[a]	$30.23

Maximum offering price per share (net asset value per share ÷ 94.50%)	$31.99

Class C:
Net assets, at value	$1,003,276,187

Shares outstanding	33,393,158

Net asset value and maximum offering price per share[a]	$30.04

Class R:
Net assets, at value	$ 275,261,520

Shares outstanding	9,240,728

Net asset value and maximum offering price per share	$29.79

Class R6:
Net assets, at value	$1,392,408,746

Shares outstanding	45,062,062

Net asset value and maximum offering price per share	$30.90

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Global Discovery Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$270,302,193
Interest:
Unaffiliated issuers	24,592,893
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	1,208,403
Non-controlled affiliates (Note 3f)	82,368

Total investment income	296,185,857

Expenses:
Management fees (Note 3a)	65,908,921
Distribution fees: (Note 3c)
Class A	9,743,614
Class C	5,265,412
Class R	699,162
Transfer agent fees: (Note 3e)
Class Z	3,541,918
Class A	5,194,411
Class C	701,773
Class R	186,905
Class R6	199,947
Custodian fees (Note 4)	718,857
Reports to shareholders	733,846
Registration and filing fees	132,197
Professional fees	80,232
Trustees’ fees and expenses	622,014
Dividends on securities sold short	369,779
Other	213,187

Total expenses	94,312,175
Expense reductions (Note 4)	(45,975)
Expenses waived/paid by affiliates (Note 3f and 3g)	(70,807)

Net expenses	94,195,393

Net investment income	201,990,464

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	225,926,114
Non-controlled affiliates (Note 3f and 12)	(23,807,201)
Foreign currency transactions	1,374,544
Forward exchange contracts	81,548,530
Futures contracts	34,142,520
Securities sold short	2,536,941

Net realized gain (loss)	321,721,448

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,727,362,086
Non-controlled affiliates (Note 3f and 12)	24,864,834
Translation of other assets and liabilities denominated in foreign currencies	(162,266)
Forward exchange contracts	(28,091,977)
Futures contracts	(3,779,815)

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Global Discovery Fund

Securities sold short	(32,329,071)

Net change in unrealized appreciation (depreciation)	1,687,863,791

Net realized and unrealized gain (loss)	2,009,585,239

Net increase (decrease) in net assets resulting from operations	$2,211,575,703

*Foreign taxes withheld on dividends	$16,135,082

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Global Discovery Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 201,990,464	$ 315,277,410
Net realized gain (loss)	321,721,448	1,263,045,185
Net change in unrealized appreciation (depreciation)	1,687,863,791	(3,569,979,292)

Net increase (decrease) in net assets resulting from operations	2,211,575,703	(1,991,656,697)

Distributions to shareholders:
Class Z	—	(374,006,499)
Class A	—	(521,977,539)
Class C	—	(57,992,699)
Class R	—	(18,330,147)
Class R6	—	(102,685,299)

Total distributions to shareholders	—	(1,074,992,183)

Capital share transactions: (Note 2)
Class Z	(571,033,565)	(1,016,045,824)
Class A	(755,125,504)	(656,381,733)
Class C	(195,708,750)	(1,164,168,030)
Class R	(37,586,690)	(70,948,671)
Class R6	(229,877,303)	(526,328,702)

Total capital share transactions	(1,789,331,812)	(3,433,872,960)

Net increase (decrease) in net assets	422,243,891	(6,500,521,840)
Net assets:
Beginning of period	15,323,029,231	21,823,551,071

End of period	$15,745,273,122	$15,323,029,231

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $3,046,303 and the aggregate value of collateral pledged for such contracts was $3,145,004.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $6,481,633 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	7,186,674	$211,987,070	23,075,260	$743,381,791
Shares issued in reinvestment of distributions	—	—	12,874,929	339,549,151
Shares redeemed	(26,416,620)	(783,020,635)	(66,928,248)	(2,098,976,766)

Net increase (decrease)	(19,229,946)	$(571,033,565)	(30,978,059)	$(1,016,045,824)

Class A Shares:
Shares sold[a]	8,838,914	$255,893,303	39,540,409	$1,238,132,295
Shares issued in reinvestment of distributions	—	—	19,765,773	510,690,925
Shares redeemed	(34,755,848)	(1,011,018,807)	(77,371,791)	(2,405,204,953)

Net increase (decrease)	(25,916,934)	$(755,125,504)	(18,065,609)	$(656,381,733)

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	984,501	$28,413,958	3,686,938	$114,177,734
Shares issued in reinvestment of distributions	—	—	2,158,214	55,791,403
Shares redeemed[a]	(7,753,147)	(224,122,708)	(43,253,998)	(1,334,137,167)

Net increase (decrease)	(6,768,646)	$(195,708,750)	(37,408,846)	$(1,164,168,030)

Class R Shares:
Shares sold	404,541	$11,571,192	952,638	$29,475,566
Shares issued in reinvestment of distributions	—	—	699,971	17,846,355
Shares redeemed	(1,719,550)	(49,157,882)	(3,807,349)	(118,270,592)

Net increase (decrease)	(1,315,009)	$(37,586,690)	(2,154,740)	$(70,948,671)

Class R6 Shares:
Shares sold	3,186,991	$94,013,514	12,000,653	$384,806,245
Shares issued in reinvestment of distributions	—	—	3,572,465	94,139,840
Shares redeemed	(10,960,576)	(323,890,817)	(31,266,192)	(1,005,274,787)

Net increase (decrease)	(7,773,585)	$(229,877,303)	(15,693,074)	$(526,328,702)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.830% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$295,031
CDSC retained	$25,366

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $9,824,954, of which $3,917,444 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$ —	$200,368,000	$(200,368,000)	$ —	$ —	$ —	—	$82,368

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $0 and $22,306,665, respectively.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$1,193,854
[b]Increase in projected benefit obligation	$148,924
Benefit payments made to retired trustees	$(10,152)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $7,188,295.

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$13,187,506,743

Unrealized appreciation	$3,692,034,392
Unrealized depreciation	(1,305,576,753)

Net unrealized appreciation (depreciation)	$2,386,457,639

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $976,363,393 and $2,849,058,832, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

8. Credit Risk and Defaulted Securities (continued)

distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $22,572,351, representing 0.2% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
2,634,302	iHeartMedia Inc., A	1/03/11 - 12/19/13	61,719,548	38,237,647
44,430	iHeartMedia Inc., B	1/03/11 - 12/19/13	1,038,264	644,914
292	iHeartMedia Inc., wts., A, 5/01/39	1/03/11 - 12/19/13	6,824	4,238
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	98,075

	Total Restricted Securities (Value is 0.2% of Net Assets)		$65,310,027	$38,984,874

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

11. Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$389,473	[a]	Variation margin on futures contracts	$3,183,111	[a]

	Unrealized appreciation on OTC forward exchange contracts	17,546,807		Unrealized depreciation on OTC forward exchange contracts	13,370,759

Totals		$17,936,280			$16,553,870

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$ 81,548,530	Forward exchange contracts	$(28,091,977)

	Futures contracts	34,142,520	Futures contracts	(3,779,815)

Totals		$115,691,050		$(31,871,792)

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $1,494,620,235. The average month end contract value of forward exchange contracts was $2,328,641,318.

See Note 1(c) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates

International Automotive Components Group North America LLC (Value is —% of Net Assets)	$4,230,537	$ —	$(5,288,170)	$(23,807,201)	$24,864,834	$ —	—	$ —

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

13. Upcoming Acquisitions/Reorganization

On July 16, 2019, the Board approved a proposal to reorganize Franklin Mutual International Fund with and into the Fund subject to approval by the shareholders of Franklin Mutual International Fund.

14. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

15. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:

Investments in Securities:[a]

Equity Investments:[b]

Auto Components	$58,440,290	$—	$98,075		$58,538,365

Chemicals	214,135,435	—	2,540,230		216,675,665

Machinery	59,505,276	75,236,622	—		134,741,898

Media	764,134,199	3,962,774	38,886,799		806,983,772

All Other Equity Investments	13,724,218,853	—	—		13,724,218,853

Corporate Notes	—	163,700,213	—		163,700,213

Corporate Bonds and Notes in Reorganization	—	22,572,351	—	[c]	22,572,351

Companies in Liquidation	—	213,489	—	[c]	213,489

Short Term Investments	417,709,064	68,100,000	—		485,809,064

Total Investments in Securities	$15,238,143,117	$333,785,449	$41,525,104		$15,613,453,670

Other Financial Instruments:

Futures Contracts	$389,473	$—	$—		$389,473

Forward Exchange Contracts	—	17,546,807	—		17,546,807

Total Other Financial Instruments	$389,473	$17,546,807	$—		$17,936,280

Liabilities:

Other Financial Instruments:

Securities Sold Short[a]	$40,901,165	$—	$—		$40,901,165

Futures Contracts	3,183,111	—	—		3,183,111

Forward Exchange Contracts	—	13,370,759	—		13,370,759

Total Other Financial Instruments	$44,084,276	$13,370,759	$—		$57,455,035

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

16. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

17. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Global Discovery Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the second-lowest and middle performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the second-lowest performing quintile. The trustees noted that the Fund exhibited improved relative performance in 2018 and discussed with management the reasons for the relative underperformance for the three- and 10-year periods ended December 31, 2018. Encouraged by the improved relative performance and enhancements to the investment process noted above, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

46	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	47

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual Global Discovery Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	477 S 08/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual European Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest, which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, European equities, as measured by the MSCI Europe Index, posted a +16.73% total return in local currency terms.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual European Fund

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the investment manager believes are available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks, with a focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on this page lists the leading European countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +12.02% cumulative total return for the six months ended June 30, 2019. For comparison, the Fund’s benchmark, the MSCI Europe (Net Dividends) Index, which tracks equity performance in Europe’s developed markets, posted a +16.08% total return in local currency terms and +15.80% in U.S. dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

were the U.S. Federal Reserve’s patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL EUROPEAN FUND

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with, to a lesser extent, distressed debt investing and merger arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes, including restructuring. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/19

% of Total Net Assets
Insurance	11.3%
Banks	8.7%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	6.8%
Construction Materials	6.4%
Diversified Telecommunication Services	5.9%
Auto Components	4.3%
Trading Companies & Distributors	4.2%
Machinery	3.9%
Household Durables	3.1%

unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (these companies are not Fund holdings), each worth almost $90 billion, exemplify this strength. The Top 10 Sectors/Industries table on page 4 lists pharmaceuticals and other leading industries in which the Fund currently invests. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, we are hopeful more opportunities may emerge as the business and economic cycles elongate

Top 10 Equity Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

LafargeHolcim Ltd. Construction Materials, Switzerland	3.8%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.6%

Hellenic Telecommunications Organization SA Diversified Telecommunication Services, Greece	3.5%

Novartis AG Pharmaceuticals, Switzerland	3.3%

Rexel SA Trading Companies & Distributors, France	3.1%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	3.0%

Standard Chartered PLC Banks, U.K.	2.8%

Volkswagen AG Automobiles, Germany	2.7%

Cie Generale des Etablissements Michelin SCA Auto Components, France	2.7%

RSA Insurance Group PLC Insurance, U.K.	2.7%

amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Top positive contributors to performance included Hellenic Telecommunications, Novartis and LafargeHolcim. These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Greece-based Hellenic Telecommunications, partially owned by Germany’s Deutsche Telekom (not a Fund holding), provides fixed and mobile telecommunication services in Greece and neighboring European countries. The company’s shares followed the broader equity market rally in January and details within its fiscal full-year 2018 results and 2019 guidance further supported the stock in February. The company continued to perform well given improved demand in Greece, successful cost cutting efforts, a slightly larger-than-expected dividend increase and another share buyback plan.

In March, Switzerland-based drug maker Novartis announced the official process and dates for its tax-free

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL EUROPEAN FUND

spinoff of the eye care device and consumer products business of Alcon (shares received by the Fund not held at period-end), and the U.S. Food and Drug Administration approved Mayzent, the first oral drug to treat secondary progressive multiple sclerosis. In May, Novartis won U.S. regulatory approval for gene therapy that treats spinal muscular atrophy and announced the purchase of a dry eye drug from a Japanese drug company. We believe Novartis is continuing to position itself as a more focused and innovation-driven drug company, and that the market does not fully appreciate the many innovative products it has in development.

After cement companies underperformed in 2018 due to rising energy prices and poor weather, shares of Switzerland-based LafargeHolcim moved higher. Additional appreciation in the stock price came from news that the company had sold its operations in Malaysia and the Philippines as it continued to streamline its operations and deleverage. LafargeHolcim also reported good quarterly results and provided upbeat guidance for 2019, in line with its long-term strategy announced by the company’s new chief executive officer.

During the period under review, Fund investments that detracted from performance included Osram Licht, Vossloh and Vodafone Group.

The stock of Germany-based lighting manufacturer Osram Licht was hurt by weaker economic conditions in China, a deterioration in global manufacturing activity and disruptions to auto manufacturing from the European Union’s new vehicle testing procedure. As a result, Osram issued a profit warning in January, weak quarterly results in February and a downward revision to its full-year guidance in late March. We believe Osram is an underappreciated technology company with an inexpensive valuation, and recently disclosed talks with private equity firms adds to the significant upside potential in its shares, in our opinion.

Shares of Germany-based rail equipment manufacturer Vossloh traded lower in June due to U.S.-China trade tensions. Vossloh is a supplier to the Chinese rail market. The company should be done divesting itself of its transportation division soon, which should allow it to focus on core components, customized modules and life cycle solutions for the rail infrastructure market.

U.K.-based multinational telecommunications conglomerate Vodafone Group provided a quarterly trading update that showed a greater-than-expected slowdown in revenues, as well as guidance of additional deterioration in revenues next quarter. A revenue decline in South Africa and a weaker-than-expected gain in Germany more than offset smaller-than-expected revenue declines in Italy, Spain and the U.K. On balance, we believe conditions may become less negative for Vodafone, which sets up a likely upturn in revenues and improvement in earnings growth in the second half of the company’s fiscal 2020, in our view.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for the performance of our strategy to diverge from European equity market returns at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

Katrina Dudley, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Todd Ostrow Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
Z
6-Month	+12.02%	+12.02%
1-Year	+1.26%	+1.26%
5-Year	+8.47%	+1.64%
10-Year	+93.91%	+6.85%

A3
6-Month	+11.86%	+5.71%
1-Year	+1.02%	-4.53%
5-Year	+7.06%	+0.24%
10-Year	+88.49%	+5.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	1.04%

A	1.29%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund’s investments in smaller-company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191,[2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,120.20	$ 5.57	$1,019.54	$ 5.31	1.06%
A	$1,000	$1,118.60	$ 6.88	$1,018.30	$ 6.56	1.31%
C	$1,000	$1,114.50	$10.80	$1,014.58	$10.29	2.06%
R	$1,000	$1,117.30	$ 8.19	$1,017.06	$ 7.80	1.56%
R6	$1,000	$1,120.90	$ 4.89	$1,020.18	$ 4.66	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual European Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.89		$20.93	$19.20	$19.48	$20.86	$24.76

Income from investment operations[a]:

Net investment income[b]	0.38		0.49	0.35	0.63 [c]	0.42	0.73[d]

Net realized and unrealized gains (losses)	1.77		(2.80)	1.65	(0.17)	(0.27)	(1.73)

Total from investment operations	2.15		(2.31)	2.00	0.46	0.15	(1.00)

Less distributions from:

Net investment income	—		(0.73)	(0.27)	(0.47)	(0.46)	(0.67)

Net realized gains	—		—	—	(0.27)	(1.07)	(2.23)

Total distributions	—		(0.73)	(0.27)	(0.74)	(1.53)	(2.90)

Net asset value, end of period	$20.04		$17.89	$20.93	$19.20	$19.48	$20.86

Total return[e]	12.02%		(11.12)%	10.45%	2.40%	0.82%	(4.00)%

Ratios to average net assets[f]

Expenses[g]	1.06%	[h]	1.04% [h,i]	1.04% [h]	1.06% [h,i]	1.05%	1.04%[h]

Expenses incurred in connection with securities sold short	—%		—% [j]	—%	—%	—%[j]	0.01%

Net investment income	4.06%		2.38%	1.75%	3.42% [c]	1.93%	2.93%[d]

Supplemental data

Net assets, end of period (000’s)	$797,030		$958,149	$1,328,622	$1,175,972	$1,355,780	$1,128,769

Portfolio turnover rate	5.83%		35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.37		$20.33	$18.66	$18.95	$20.33	$24.21

Income from investment operations[a]:

Net investment income[b]	0.36		0.41	0.31	0.57 [c]	0.35	0.61[d]

Net realized and unrealized gains (losses)	1.70		(2.69)	1.58	(0.18)	(0.26)	(1.66)

Total from investment operations	2.06		(2.28)	1.89	0.39	0.09	(1.05)

Less distributions from:

Net investment income	—		(0.68)	(0.22)	(0.41)	(0.40)	(0.60)

Net realized gains	—		—	—	(0.27)	(1.07)	(2.23)

Total distributions	—		(0.68)	(0.22)	(0.68)	(1.47)	(2.83)

Net asset value, end of period	$19.43		$17.37	$20.33	$18.66	$18.95	$20.33

Total return[e]	11.86%		(11.29)%	10.14%	2.12%	0.57%	(4.31)%

Ratios to average net assets[f]

Expenses[g]	1.31%	[h]	1.29% [h,i]	1.29% [h]	1.31% [h,i]	1.33%	1.34%[h]

Expenses incurred in connection with securities sold short	—%		—% [j]	—%	—%	—% [j]	0.01%

Net investment income	3.81%		2.13%	1.50%	3.17% [c]	1.65%	2.63%[d]

Supplemental data

Net assets, end of period (000’s)	$575,473		$564,038	$714,915	$769,297	$1,033,307	$843,836

Portfolio turnover rate	5.83%		35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.56		$20.38	$18.70	$18.97	$20.37	$24.25

Income from investment operations[a]:

Net investment income[b]	0.29		0.29	0.15	0.44 [c]	0.19	0.43[d]

Net realized and unrealized gains (losses)	1.72		(2.72)	1.60	(0.19)	(0.25)	(1.64)

Total from investment operations	2.01		(2.43)	1.75	0.25	(0.06)	(1.21)

Less distributions from:

Net investment income	—		(0.39)	(0.07)	(0.25)	(0.27)	(0.44)

Net realized gains	—		—	—	(0.27)	(1.07)	(2.23)

Total distributions	—		(0.39)	(0.07)	(0.52)	(1.34)	(2.67)

Net asset value, end of period	$19.57		$17.56	$20.38	$18.70	$18.97	$20.37

Total return[e]	11.45%		(11.96)%	9.37%	1.32%	(0.16)%	(4.97)%

Ratios to average net assets[f]

Expenses[g]	2.06%	[h]	2.04% [h,i]	2.04% [h]	2.06% [h,i]	2.05%	2.04%[h]

Expenses incurred in connection with securities sold short	—%		—% [j]	—%	—%	—%[j]	0.01%

Net investment income	3.06%		1.38%	0.75%	2.42%[c]	0.93%	1.93%[d]

Supplemental data

Net assets, end of period (000’s)	$72,100		$78,149	$179,123	$209,196	$291,752	$216,258

Portfolio turnover rate	5.83%		35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.05		$19.97	$18.35	$18.62	$20.04	$23.95

Income from investment operations[a]:

Net investment income[b]	0.33		0.35	0.22	0.52 [c]	0.27	0.41[d]

Net realized and unrealized gains (losses)	1.67		(2.64)	1.60	(0.18)	(0.23)	(1.49)

Total from investment operations	2.00		(2.29)	1.82	0.34	0.04	(1.08)

Less distributions from:

Net investment income	—		(0.63)	(0.20)	(0.34)	(0.39)	(0.60)

Net realized gains	—		—	—	(0.27)	(1.07)	(2.23)

Total distributions	—		(0.63)	(0.20)	(0.61)	(1.46)	(2.83)

Net asset value, end of period	$19.05		$17.05	$19.97	$18.35	$18.62	$20.04

Total return[e]	11.73%		(11.54)%	9.92%	1.86%	0.37%	(4.52)%

Ratios to average net assets[f]

Expenses[g]	1.56%	[h]	1.54% [h,i]	1.54% [h]	1.56% [h,i]	1.55%	1.54%[h]

Expenses incurred in connection with securities sold short	—%		—% [j]	—%	—%	—% [j]	0.01%

Net investment income	3.56%		1.88%	1.25%	2.92% [c]	1.43%	2.43%[d]

Supplemental data

Net assets, end of period (000’s)	$709		$731	$821	$626	$997	$421

Portfolio turnover rate	5.83%		35.42%	17.33%	16.43%	32.59%	54.05%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.87		$20.91	$19.19	$19.47	$20.85	$24.75

Income from investment operations[a]:

Net investment income[b]	0.41		0.56	0.41	0.66[c]	0.46	0.75[d]

Net realized and unrealized gains (losses)	1.75		(2.85)	1.62	(0.17)	(0.28)	(1.71)

Total from investment operations	2.16		(2.29)	2.03	0.49	0.18	(0.96)

Less distributions from:

Net investment income	—		(0.75)	(0.31)	(0.50)	(0.49)	(0.71)

Net realized gains	—		—	—	(0.27)	(1.07)	(2.23)

Total distributions	—		(0.75)	(0.31)	(0.77)	(1.56)	(2.94)

Net asset value, end of period	$20.03		$17.87	$20.91	$19.19	$19.47	$20.85

Total return[e]	12.09%		(10.94)%	10.63%	2.53%	0.98%	(3.88)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.94%		0.92%	0.88%	0.89%	0.89%	0.89%

Expenses net of waiver and payments by affiliates[g]	0.93%	[h]	0.91% [h]	0.88% [h]	0.89% [h,i]	0.89%	0.89%[h]

Expenses incurred in connection with securities sold short	—%		—% [j]	—%	—%	—% [j]	0.01%

Net investment income	4.19%		2.51%	1.91%	3.59% [c]	2.09%	3.08%[d]

Supplemental data

Net assets, end of period (000’s)	$155,461		$149,796	$294,660	$311,784	$373,904	$334,396

Portfolio turnover rate	5.83%		35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual European Fund

		Country	Shares	Value

	Common Stocks 88.5%
	Aerospace & Defense 1.8%
	BAE Systems PLC	United Kingdom	4,553,139	$28,645,310

	Auto Components 2.7%
	Cie Generale des Etablissements Michelin SCA	France	342,111	43,385,019

	Banks 8.7%
	AIB Group PLC	Ireland	5,555,365	22,710,958
	Barclays PLC	United Kingdom	8,742,929	16,632,417
	ING Groep NV	Netherlands	3,059,161	35,459,723
	Standard Chartered PLC	United Kingdom	4,960,260	44,989,472
	UniCredit SpA	Italy	1,581,443	19,463,671

				139,256,241

	Capital Markets 2.7%
	Credit Suisse Group AG	Switzerland	2,270,342	27,215,273
	Deutsche Bank AG	Germany	2,148,475	16,560,108

				43,775,381

	Chemicals 2.3%
	BASF SE	Germany	497,440	36,147,698

	Commercial Services & Supplies 1.3%
	G4S PLC	United Kingdom	8,137,683	21,495,656

	Construction Materials 6.4%
	HeidelbergCement AG	Germany	500,319	40,474,931
	LafargeHolcim Ltd., B	Switzerland	1,259,095	61,468,645

				101,943,576

	Diversified Telecommunication Services 5.9%
a	Hellenic Telecommunications Organization SA	Greece	3,817,744	56,422,631
	Koninklijke KPN NV	Netherlands	12,263,002	37,641,224

				94,063,855

	Electric Utilities 1.7%
	Enel SpA	Italy	4,011,949	28,004,444

	Electrical Equipment 1.6%
	Osram Licht AG	Germany	764,465	25,168,616

	Energy Equipment & Services 1.2%
	The Drilling Co. of 1972 AS	Denmark	30,714	2,385,717
	Tenaris SA, ADR	Italy	635,416	16,717,795

				19,103,512

	Health Care Providers & Services 0.0%†
	Fresenius SE and Co. KGaA	Germany	614	33,282

	Hotels, Restaurants & Leisure 2.7%
	Accor SA	France	1,001,794	42,993,080

	Household Durables 3.1%
	Husqvarna AB, B	Sweden	2,085,623	19,508,848
	JM AB	Sweden	1,249,153	28,720,336
a,b	Neinor Homes SA, 144A	Spain	95,289	1,159,124

				49,388,308

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)

	Insurance 11.3%
	ASR Nederland NV	Netherlands	852,316	$34,649,847
	Direct Line Insurance Group PLC	United Kingdom	10,211,469	43,028,005
	Lancashire Holdings Ltd.	United Kingdom	2,827,000	24,718,173
	NN Group NV	Netherlands	855,360	34,423,528
	RSA Insurance Group PLC	United Kingdom	5,917,210	43,343,986

				180,163,539

	Machinery 3.9%
	CNH Industrial NV	United Kingdom	2,270,191	23,274,256
	CNH Industrial NV, special voting	United Kingdom	833,461	8,544,737
	Vossloh AG	Germany	500,980	18,396,114
	Weir Group PLC	United Kingdom	615,463	12,087,555

				62,302,662

	Marine 1.2%
	A.P. Moeller-Maersk AS, B	Denmark	15,357	19,043,634

	Media 2.5%

a	Liberty Global PLC, C	United Kingdom	1,531,500	40,630,695

	Oil, Gas & Consumable Fuels 7.7%
	BP PLC	United Kingdom	5,184,495	36,120,094
a	Cairn Energy PLC	United Kingdom	11,140,689	24,490,391
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	370,119	12,080,301
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,095,418	35,786,718
	Saras SpA	Italy	10,256,302	15,437,677

				123,915,181

	Pharmaceuticals 6.8%
	GlaxoSmithKline PLC	United Kingdom	2,850,731	57,077,425
	Novartis AG	Switzerland	569,797	52,051,710

				109,129,135

	Road & Rail 0.0%
a,c,d,e	Euro Wagon LP	Jersey Islands	16,127,149	—

	Semiconductors & Semiconductor Equipment 1.0%
	BE Semiconductor Industries NV	Netherlands	618,850	15,928,137

	Software 1.4%
	Avast PLC	United Kingdom	5,837,250	22,239,046

	Specialty Retail 2.6%
	Dufry AG	Switzerland	347,239	29,402,141
	Hornbach Holding AG & Co. KGaA	Germany	213,786	12,139,979

				41,542,120

	Tobacco 1.9%
	British American Tobacco PLC	United Kingdom	881,269	30,765,916

	Trading Companies & Distributors 4.2%
	Kloeckner & Co. SE	Germany	3,031,653	18,146,006
	Rexel SA	France	3,855,030	48,931,628

				67,077,634

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Wireless Telecommunication Services 1.9%
	Vodafone Group PLC	United Kingdom	18,316,426	$30,081,053

	Total Common Stocks (Cost $1,479,608,463)			1,416,222,730

	Preferred Stocks 4.3%
	Auto Components 1.6%
f	Schaeffler AG, 8.405%, pfd.	Germany	3,533,679	26,288,970

	Automobiles 2.7%
f	Volkswagen AG, 3.279%, pfd.	Germany	258,663	43,585,727

	Total Preferred Stocks (Cost $85,632,633)			69,874,697

	Total Investments before Short Term Investments
	(Cost $1,565,241,096)			1,486,097,427

			Principal Amount
	Short Term Investments 5.8%
	U.S. Government and Agency Securities 5.8%
g	FHLB, 7/01/19	United States	$42,500,000	42,500,000
g	U.S. Treasury Bill,
	7/02/19 - 8/15/19	United States	40,000,000	39,965,828
	[h] 10/17/19 - 10/31/19	United States	10,000,000	9,935,017

	Total U.S. Government and Agency Securities (Cost $92,375,847)			92,400,845

	Total Investments (Cost $1,657,616,943) 98.6%			1,578,498,272

	Other Assets, less Liabilities 1.4%			22,274,886

	Net Assets 100.0%			$1,600,773,158

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the value of this security was $1,159,124, representing less than 0.1% of net assets.

cSee Note 11 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

eSee Note 9 regarding restricted securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $4,688,128, representing 0.3% of net assets.

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	2,666	$381,454,613	9/16/19	$(1,215,803)
GBP/USD	Short	1,900	151,394,375	9/16/19	187,045

Total Futures Contracts					$(1,028,758)

*As of period end.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	3,684,026	$4,131,187	7/15/19	$63,119	$—
Euro	BOFA	Sell	3,811,570	4,359,133	7/15/19	19,618	—
Euro	HSBK	Buy	4,797,083	5,365,649	7/15/19	95,883	—
Euro	HSBK	Sell	2,885,000	3,271,019	7/15/19	—	(13,585)
Euro	HSBK	Sell	138,359,404	158,825,264	7/15/19	1,301,553	—
Euro	SSBT	Buy	920,707	1,029,226	7/15/19	19,009	—
Euro	SSBT	Sell	2,885,000	3,271,102	7/15/19	—	(13,502)
Euro	UBSW	Buy	6,475,438	7,252,048	7/15/19	120,309	—
Euro	UBSW	Sell	6,929,162	7,933,026	7/15/19	44,099	—
Swiss Franc	HSBK	Sell	3,513,839	3,544,678	7/15/19	—	(59,879)
Swiss Franc	UBSW	Sell	73,053,136	72,768,807	7/15/19	—	(2,170,365)
British Pound	HSBK	Buy	3,737,297	4,723,547	7/16/19	27,056	—
British Pound	HSBK	Sell	23,780,677	30,887,339	7/16/19	658,927	—
British Pound	UBSW	Buy	5,662,240	7,217,322	7/16/19	—	(19,860)
Swedish Krona	BONY	Sell	4,274,550	453,262	7/31/19	—	(8,246)
Swedish Krona	SSBT	Sell	420,328,999	44,658,134	7/31/19	—	(723,291)
British Pound	BOFA	Sell	8,545,441	11,259,569	8/14/19	382,416	—
British Pound	BONY	Sell	84,607,228	110,037,421	8/14/19	2,344,249	—
British Pound	HSBK	Sell	12,167,572	16,060,036	8/14/19	572,417	—
British Pound	UBSW	Sell	6,610,288	8,635,627	8/14/19	221,654	—
Euro	SSBT	Sell	22,005,834	24,900,701	10/18/19	—	(339,016)
British Pound	BONY	Sell	48,931,671	64,235,626	10/24/19	1,780,091	—
Euro	HSBK	Sell	66,817,727	75,734,740	11/07/19	—	(1,021,142)
Euro	UBSW	Sell	37,157,462	42,102,005	11/07/19	—	(582,083)
Euro	BOFA	Sell	247,116	283,445	11/21/19	—	(735)
Euro	HSBK	Sell	2,272,510	2,588,669	11/21/19	—	(24,681)
Euro	SSBT	Sell	61,997,033	70,329,434	11/21/19	—	(966,182)
British Pound	BOFA	Sell	291,225	373,278	11/22/19	1,155	—
British Pound	HSBK	Sell	904,061	1,157,795	11/22/19	2,598	—
British Pound	SSBT	Sell	17,504,525	22,302,953	11/22/19	—	(64,095)

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Sell	2,000,846	$2,546,675	11/22/19	$—	$(9,981)

Total Forward Exchange Contracts						$7,654,153	$(6,016,643)

Net unrealized appreciation (depreciation)						$1,637,510

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 36.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual European Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,651,334,434
Cost - Controlled affiliates (Note 11)	6,282,509

Value - Unaffiliated issuers	$1,578,498,272
Value - Controlled affiliates (Note 11)	—
Cash	329,023
Foreign currency, at value (cost $3,222,963)	3,228,263
Receivables:
Investment securities sold	963,009
Capital shares sold	553,769
Dividends	7,392,298
European Union tax reclaims	3,380,174
Deposits with brokers for:
Futures contracts	9,790,520
Unrealized appreciation on OTC forward exchange contracts	7,654,153
Other assets	1,261

Total assets	1,611,790,742

Liabilities:
Payables:
Capital shares redeemed	1,949,820
Management fees	1,119,234
Distribution fees	362,566
Transfer agent fees	549,933
Trustees’ fees and expenses	141,470
Variation margin on futures contracts	627,262
Unrealized depreciation on OTC forward exchange contracts	6,016,643
Accrued expenses and other liabilities	250,656

Total liabilities	11,017,584

Net assets, at value	$1,600,773,158

Net assets consist of:
Paid-in capital	$1,665,247,934
Total distributable earnings (loss)	(64,474,776)

Net assets, at value	$1,600,773,158

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual European Fund

Class Z:
Net assets, at value	$797,029,735

Shares outstanding	39,775,830

Net asset value and maximum offering price per share	$20.04

Class A:
Net assets, at value	$575,473,318

Shares outstanding	29,622,671

Net asset value per share[a]	$19.43

Maximum offering price per share (net asset value per share ÷ 94.50%)	$20.56

Class C:
Net assets, at value	$ 72,100,486

Shares outstanding	3,683,920

Net asset value and maximum offering price per share[a]	$19.57

Class R:
Net assets, at value	$ 708,904

Shares outstanding	37,222

Net asset value and maximum offering price per share	$19.05

Class R6:
Net assets, at value	$155,460,715

Shares outstanding	7,761,872

Net asset value and maximum offering price per share	$20.03

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual European Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 41,924,738
Interest:
Unaffiliated issuers	1,162,119

Total investment income	43,086,857

Expenses:
Management fees (Note 3a)	7,262,048
Distribution fees: (Note 3c)
Class A	726,933
Class C	384,975
Class R	1,852
Transfer agent fees: (Note 3e)
Class Z	666,571
Class A	446,424
Class C	59,093
Class R	569
Class R6	20,733
Custodian fees (Note 4)	135,843
Reports to shareholders	69,647
Registration and filing fees	52,354
Professional fees	60,932
Trustees’ fees and expenses	72,742
Other	29,907

Total expenses	9,990,623
Expense reductions (Note 4)	(10,966)
Expenses waived/paid by affiliates (Note 3f)	(5,260)

Net expenses	9,974,397

Net investment income	33,112,460

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(18,761,959)
Foreign currency transactions	(120,005)
Forward exchange contracts	29,436,698
Futures contracts	13,011,842
Securities sold short	709,734

Net realized gain (loss)	24,276,310

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	151,408,802
Translation of other assets and liabilities denominated in foreign currencies	(144,663)
Forward exchange contracts	(9,695,987)
Futures contracts	(1,407,551)
Securities sold short	(1,515,523)

Net change in unrealized appreciation (depreciation)	138,645,078

Net realized and unrealized gain (loss)	162,921,388

Net increase (decrease) in net assets resulting from operations	$196,033,848

*Foreign taxes withheld on dividends	$ 3,958,791

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual European Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 33,112,460	$ 51,748,479
Net realized gain (loss)	24,276,310	168,364,634
Net change in unrealized appreciation (depreciation)	138,645,078	(457,535,035)

Net increase (decrease) in net assets resulting from operations	196,033,848	(237,421,922)

Distributions to shareholders:
Class Z	—	(39,537,213)
Class A	—	(21,635,584)
Class C	—	(2,285,511)
Class R	—	(26,901)
Class R6	—	(6,073,341)

Total distributions to shareholders	—	(69,558,550)

Capital share transactions: (Note 2)
Class Z	(265,349,793)	(197,936,001)
Class A	(53,988,307)	(56,127,793)
Class C	(14,610,985)	(84,206,336)
Class R	(104,447)	38,579
Class R6	(12,070,233)	(122,065,613)

Total capital share transactions	(346,123,765)	(460,297,164)

Net increase (decrease) in net assets	(150,089,917)	(767,277,636)
Net assets:
Beginning of period	1,750,863,075	2,518,140,711

End of period	$1,600,773,158	$1,750,863,075

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual European Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

franklintempleton.com	Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

26	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $4,483,304 and the aggregate value of collateral pledged for such contracts was $4,688,128.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $6,602,293 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2019, the Fund had no securities sold short.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities.

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Securities Lending (continued)

Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	3,003,797	$58,172,567	15,870,789	$328,884,286
Shares issued in reinvestment of distributions	—	—	2,023,721	37,225,839
Shares redeemed	(16,777,038)	(323,522,360)	(27,834,376)	(564,046,126)

Net increase (decrease)	(13,773,241)	$(265,349,793)	(9,939,866)	$(197,936,001)

Class A Shares:
Shares sold[a]	1,523,609	$28,488,618	6,861,993	$134,662,400
Shares issued in reinvestment of distributions	—	—	870,701	15,538,916
Shares redeemed	(4,374,956)	(82,476,925)	(10,421,209)	(206,329,109)

Net increase (decrease)	(2,851,347)	$(53,988,307)	(2,688,515)	$(56,127,793)

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	94,027	$ 1,785,956	486,940	$ 9,826,395
Shares issued in reinvestment of distributions	—	—	117,682	2,203,229
Shares redeemed[a]	(859,546)	(16,396,941)	(4,944,916)	(96,235,960)

Net increase (decrease)	(765,519)	$ (14,610,985)	(4,340,294)	$ (84,206,336)

Class R Shares:
Shares sold	2,445	$ 45,249	8,109	$ 162,976
Shares issued in reinvestment of distributions	—	—	1,528	26,901
Shares redeemed	(8,111)	(149,696)	(7,860)	(151,298)

Net increase (decrease)	(5,666)	$ (104,447)	1,777	$ 38,579

Class R6 Shares:
Shares sold	205,886	$ 3,979,085	1,059,999	$ 21,160,059
Shares issued in reinvestment of distributions	—	—	261,913	4,800,226
Shares redeemed	(825,071)	(16,049,318)	(7,032,513)	(148,025,898)

Net increase (decrease)	(619,185)	$ (12,070,233)	(5,710,601)	$(122,065,613)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion

0.845%	Over $1 billion, up to and including $2 billion

0.825%	Over $2 billion, up to and including $5 billion

0.805%	In excess of $5 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.863% of the Fund’s average daily net assets.

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$7,269
CDSC retained	$3,384

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $1,193,390, of which $398,577 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

3.  Transactions with Affiliates (continued)

g.  Other Affiliated Transactions

At June 30, 2019, one or more of the funds in Franklin Fund Allocator Series owned 6.9% of the Fund’s outstanding shares.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $0 and $12,456,798, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$141,470
[b]Increase in projected benefit obligation	$ 16,786
Benefit payments made to retired trustees	$ (1,102)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$26,173,614
Long term	12,955,592

Total capital loss carryforwards	$39,129,206

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,665,759,585

Unrealized appreciation	$174,089,134
Unrealized depreciation	(260,730,417)

Net unrealized appreciation (depreciation)	$(86,641,283)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $91,784,715 and $413,266,937, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$—

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

10.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ 187,045	[a]	Variation margin on futures contracts	$1,215,803	[a]
	Unrealized appreciation on OTC forward exchange contracts	7,654,153		Unrealized depreciation on OTC forward exchange contracts	6,016,643

Totals		$7,841,198			$7,232,446

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$29,436,698	Forward exchange contracts	$(9,695,987)

	Futures contracts	13,011,842	Futures contracts	(1,407,551)

Totals		$42,448,540		$(11,103,538)

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $566,909,265. The average month end contract value of forward exchange contracts was $932,660,815.

See Note 1(c) regarding derivative financial instruments.

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Controlled Affiliates[a]
Euro Wagon LP (Value is —% of Net Assets)	$ —	$ —	$ —	$ —	$ —	$ —	16,127,149	$ —

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Machinery	$53,757,925	$8,544,737	$—		$62,302,662
All Other Equity Investments	1,423,794,765	—	—	[c]	1,423,794,765
Short Term Investments	49,900,845	42,500,000	—		92,400,845

Total Investments in Securities	$1,527,453,535	$51,044,737	$—		$1,578,498,272

Other Financial Instruments:
Futures Contracts	$187,045	$—	$—		$187,045
Forward Exchange Contracts	—	7,654,153	—		7,654,153

Total Other Financial Instruments	$187,045	$7,654,153	$—		$7,841,198

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual European Fund (continued)

13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Futures Contracts	$1,215,803	$—	$—	$1,215,803
Forward Exchange Contracts	—	6,016,643	—	6,016,643

Total Other Financial Instruments	$1,215,803	$6,016,643	$—	$7,232,446

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

14.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual European Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the second-lowest and middle performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the second-lowest performing quintile. The trustees noted that the Fund exhibited improved relative performance in 2018 and discussed with management the reasons for the relative underperformance for the three- and 10-year periods ended December 31, 2018. Encouraged by the improved relative performance and enhancements to the investment process noted above, the Board did not believe that any changes with respect to the

Fund were warranted at the time and noted that it would continue to monitor future performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	41

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual European Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	478 S 08/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Quest Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest,

which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), posted a +18.54% total return, while stocks in global developed markets, as measured by the MSCI World Index, posted a +17.38% total return.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Quest Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	25

Notes to Financial Statements	30

Shareholder Information	45

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Quest Fund

This semiannual report for Franklin Mutual Quest Fund covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests substantially to primarily in equity securities of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +7.64% cumulative total return for the six months ended June 30, 2019. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a total return of +17.38%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s, posted a +9.94% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union,

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL QUEST FUND

geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. The current percentages of the Fund’s assets devoted to these investment strategies are listed in the Asset Allocation bar chart on this page. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating

Asset Allocation*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL QUEST FUND

enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (not a Fund holding), each worth almost $90 billion, exemplify this strength. The Top 10 Sectors/Industries table on this page lists pharmaceuticals and other leading industries in which the Fund currently invests. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities. The debt securities of Sprint and Symantec, which we purchased given the valuation support and attractive current yield, exemplify such opportunities.

On the restructuring side, Cumulus Media and iHeartMedia, two long-term distressed credit positions, emerged from bankruptcy or had reached a confirmable restructuring agreement in 2018, reducing further the purely distressed portion of the credit holdings within the Funds. PG&E, which recently filed for bankruptcy, became a new distressed credit position. Furthermore, Windstream Services became a new distressed credit position after parent company Windstream Holdings and its subsidiaries filed for bankruptcy. We are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/19

% of Total Net Assets
Insurance	8.7%
Media	7.2%
Tobacco	6.6%
Oil, Gas & Consumable Fuels	5.5%
Software	4.5%
Communications Equipment	4.0%
Pharmaceuticals	2.8%
Interactive Media & Services	2.6%
Wireless Telecommunication Services	2.4%
Diversified Telecommunication Services	1.9%

corporate actions, including asset sales and debt refinancing.

Fund Performance

Top positive contributors to performance included Micron Technology, Charter Communications and Kinder Morgan.

U.S.-based microchip maker Micron Technology benefited from the general rebound in global equities despite a slowdown in demand and lower prices for memory chips. The company posted weak, but much better-than-expected, results for its fiscal third-quarter 2019. In our view, negative supply and demand conditions for memory chips should begin to improve in 2019’s second half.

In late January, U.S.-based Charter Communications, a telecommunications and mass media company, reported quarterly earnings, revenues and free cash flow that topped market expectations. Charter also estimated that 2019 capital spending and operating costs per customer could likely be lower than 2018, providing a boost to operating margins. In our view, Charter’s integration plan following the 2016 acquisition of Time Warner Cable is starting to produce positive results.

Shares of U.S.-based energy company Kinder Morgan rose in early 2019, as the energy sector rebounded from weak performance in the fourth quarter of 2018. In addition, U.S. pipeline companies have benefited from increased volumes of U.S. crude oil, natural gas and natural gas liquids, along with limited pipeline supply. We believe conditions are likely to remain favorable for the energy sector if commodity prices hold up, most notably if crude oil prices remain above US$50 per barrel.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

During the period under review, Fund investments that detracted from performance included Baidu, Imperial Brands and Vodafone Group. Baidu and Vodafone are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7.

Shares of China-based internet search firm Baidu slid after the company posted a loss for its fiscal first-quarter 2019. The weaker economic environment in China coupled with governmental regulation led to slower advertisement sales growth during the quarter. However, Baidu continues to invest heavily in its video-streaming platform and other initiatives like artificial intelligence. These investments should help the company further diversify its business into new growth markets.

Shares of U.K. tobacco company Imperial Brands traded lower after the company reported below-expected first-half fiscal 2019 revenues amid concerns about stricter U.S. regulation and waning tobacco product distribution at large U.S. drugstores. The U.S. has considered banning menthol cigarettes and enacting stricter regulation of e-cigarettes and vaping products, particularly flavors more prone to attract underaged consumers. Tobacco companies were pressured by recent Nielsen industry data suggesting deteriorating U.S. industry volumes. The industry urged investors to use more reliable data sources, as Nielsen does not measure a number of tobacco distribution channels.

U.K.-based multinational telecommunications conglomerate Vodafone Group provided a quarterly trading update that showed a greater-than-expected slowdown in revenues, as well as guidance of additional deterioration in revenues next quarter. A revenue decline in South Africa and a weaker-than-expected gain in Germany more than offset smaller-than-expected revenue declines in Italy, Spain and the U.K. On balance, we believe conditions may become less negative for Vodafone, which sets up a likely upturn in revenues and improvement in earnings growth in the second half of the company’s fiscal 2020, in our view.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Top 10 Equity Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Sorenson Communications LLC Communications Equipment, U.S.	4.0%

British American Tobacco PLC Tobacco, U.K.	3.8%

Red Hat Inc. Software, U.S.	3.6%

Baidu Inc. Interactive Media & Services, China	2.6%

Everest Re Group Ltd. Insurance, U.S.	2.6%

JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	2.5%

Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.4%

Liberty Global PLC Media, U.K.	2.2%

AT&T Inc. Diversified Telecommunication Services, U.S.	1.9%

Voya Financial Inc. Diversified Financial Services, U.S.	1.8%

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL QUEST FUND

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty Co-Portfolio Manager

Keith Luh, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+7.64%	+7.64%
1-Year	-2.98%	-2.98%
5-Year	+13.36%	+2.54%
10-Year	+113.65%	+7.89%

A3
6-Month	+7.53%	+1.63%
1-Year	-3.17%	-8.50%
5-Year	+11.88%	+1.12%
10-Year	+107.79%	+6.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL QUEST FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class

Z	0.78%

A	1.03%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,076.40	$4.07	$1,020.88	$3.96	0.79%
A	$1,000	$1,075.30	$5.35	$1,019.64	$5.21	1.04%
C	$1,000	$1,070.40	$9.19	$1,015.92	$8.95	1.79%
R	$1,000	$1,074.20	$6.63	$1,018.40	$6.46	1.29%
R6	$1,000	$1,076.50	$3.76	$1,021.17	$3.66	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Quest Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.95	$15.83	$15.52	$14.47	$16.21	$18.18

Income from investment operations[a]:

Net investment income[b]	0.22	0.48	0.58	0.87[c]	0.54	0.78[d]

Net realized and unrealized gains (losses)	0.77	(1.58)	0.49	1.47	(1.45)	(0.16)

Total from investment operations	0.99	(1.10)	1.07	2.34	(0.91)	0.62

Less distributions from:

Net investment income	—	(0.58)	(0.63)	(1.01)	(0.68)	(0.85)

Net realized gains	—	(1.20)	(0.13)	(0.28)	(0.15)	(1.74)

Total distributions	—	(1.78)	(0.76)	(1.29)	(0.83)	(2.59)

Net asset value, end of period	$13.94	$12.95	$15.83	$15.52	$14.47	$16.21

Total return[e]	7.64%	(6.85)%	6.92%	16.26%	(5.55)%	3.44%

Ratios to average net assets[f]

Expenses[g,h]	0.79%	0.78%	0.79%	0.79%[i]	0.82%[i]	0.81%

Expenses incurred in connection with securities sold short	0.01%	—%[j]	—%	0.01%	0.03%	0.04%

Net investment income	3.24%	2.96%	3.65%	5.74%[c]	3.35%	4.18%[d]

Supplemental data

Net assets, end of period (000’s)	$3,132,876	$3,054,792	$3,667,351	$3,683,095	$3,577,696	$4,116,651

Portfolio turnover rate	32.00%	115.52%	32.90%	44.04%	30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.75	$15.60	$15.32	$14.29	$16.02	$18.00

Income from investment operations[a]:

Net investment income[b]	0.20	0.43	0.53	0.83[c]	0.49	0.71[d]

Net realized and unrealized gains (losses)	0.76	(1.54)	0.46	1.45	(1.43)	(0.15)

Total from investment operations	0.96	(1.11)	0.99	2.28	(0.94)	0.56

Less distributions from:

Net investment income	—	(0.54)	(0.58)	(0.97)	(0.64)	(0.80)

Net realized gains	—	(1.20)	(0.13)	(0.28)	(0.15)	(1.74)

Total distributions	—	(1.74)	(0.71)	(1.25)	(0.79)	(2.54)

Net asset value, end of period	$13.71	$12.75	$15.60	$15.32	$14.29	$16.02

Total return[e]	7.53%	(7.00)%	6.54%	16.04%	(5.85)%	3.11%

Ratios to average net assets[f]

Expenses[g,h]	1.04%	1.03%	1.04%	1.04%[i]	1.10%[i]	1.11%

Expenses incurred in connection with securities sold short	0.01%	—%[j]	—%	0.01%	0.03%	0.04%

Net investment income	2.99%	2.71%	3.40%	5.49%[c]	3.07%	3.88%[d]

Supplemental data

Net assets, end of period (000’s)	$1,090,419	$1,067,382	$1,153,870	$1,216,085	$1,203,508	$1,394,138

Portfolio turnover rate	32.00%	115.52%	32.90%	44.04%	30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.64	$15.35	$15.06	$14.08	$15.78	$17.76

Income from investment operations[a]:

Net investment income[b]	0.15	0.29	0.41	0.70[c]	0.36	0.57[d]

Net realized and unrealized gains (losses)	0.74	(1.49)	0.47	1.41	(1.39)	(0.14)

Total from investment operations	0.89	(1.20)	0.88	2.11	(1.03)	0.43

Less distributions from:

Net investment income	—	(0.31)	(0.46)	(0.85)	(0.52)	(0.67)

Net realized gains	—	(1.20)	(0.13)	(0.28)	(0.15)	(1.74)

Total distributions	—	(1.51)	(0.59)	(1.13)	(0.67)	(2.41)

Net asset value, end of period	$13.53	$12.64	$15.35	$15.06	$14.08	$15.78

Total return[e]	7.04%	(7.77)%	5.89%	15.10%	(6.49)%	2.42%

Ratios to average net assets[f]

Expenses[g,h]	1.79%	1.78%	1.79%	1.79%[i]	1.82%[i]	1.81%

Expenses incurred in connection with securities sold short	0.01%	—%[j]	—%	0.01%	0.03%	0.04%

Net investment income	2.24%	1.96%	2.65%	4.74%[c]	2.35%	3.18%[d]

Supplemental data

Net assets, end of period (000’s)	$132,260	$141,619	$309,160	$343,624	$337,974	$397,963

Portfolio turnover rate	32.00%	115.52%	32.90%	44.04%	30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.54	$15.40	$15.14	$14.14	$15.87	$17.84

Income from investment operations[a]:

Net investment income[b]	0.19	0.39	0.50	0.78[c]	0.44	0.65[d]

Net realized and unrealized gains (losses)	0.74	(1.53)	0.46	1.43	(1.40)	(0.13)

Total from investment operations	0.93	(1.14)	0.96	2.21	(0.96)	0.52

Less distributions from:

Net investment income	—	(0.52)	(0.57)	(0.93)	(0.62)	(0.75)

Net realized gains	—	(1.20)	(0.13)	(0.28)	(0.15)	(1.74)

Total distributions	—	(1.72)	(0.70)	(1.21)	(0.77)	(2.49)

Net asset value, end of period	$13.47	$12.54	$15.40	$15.14	$14.14	$15.87

Total return[e]	7.42%	(7.31)%	6.38%	15.69%	(6.03)%	2.94%

Ratios to average net assets[f]

Expenses[g,h]	1.29%	1.28%	1.29%	1.29%[i]	1.32%[i]	1.31%

Expenses incurred in connection with securities sold short	0.01%	—%[j]	—%	0.01%	0.03%	0.04%

Net investment income	2.74%	2.46%	3.15%	5.24%[c]	2.85%	3.68%[d]

Supplemental data

Net assets, end of period (000’s)	$3,739	$2,929	$1,774	$880	$898	$675

Portfolio turnover rate	32.00%	115.52%	32.90%	44.04%	30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.94	$15.81	$15.51	$14.45		$16.19	$18.19

Income from investment operations[a]:

Net investment income[b]	0.23	0.49	0.64	0.88	[c]	0.55	0.51[d]

Net realized and unrealized gains (losses)	0.76	(1.57)	0.43	1.48		(1.44)	0.10

Total from investment operations	0.99	(1.08)	1.07	2.36		(0.89)	0.61

Less distributions from:

Net investment income	—	(0.59)	(0.64)	(1.02)		(0.70)	(0.87)

Net realized gains	—	(1.20)	(0.13)	(0.28)		(0.15)	(1.74)

Total distributions	—	(1.79)	(0.77)	(1.30)		(0.85)	(2.61)

Net asset value, end of period	$13.93	$12.94	$15.81	$15.51		$14.45	$16.19

Total return[e]	7.65%	(6.73)%	6.94%	16.44%		(5.54)%	3.53%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.75%	0.74%	0.72%	0.71%		0.74%	0.74%

Expenses net of waiver and payments by affiliates[g,h]	0.73%	0.72%	0.72%	0.71%	[i]	0.74% [i]	0.74%

Expenses incurred in connection with securities sold short	0.01%	—% [j]	—%	0.01%		0.03%	0.04%

Net investment income	3.30%	3.02%	3.72%	5.82%	[c]	3.43%	4.25%[d]

Supplemental data

Net assets, end of period (000’s)	$119,373	$116,012	$123,863	$52,277		$41,408	$44,340

Portfolio turnover rate	32.00%	115.52%	32.90%	44.04%		30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Quest Fund

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 62.6%
	Aerospace & Defense 1.6%
	BAE Systems PLC	United Kingdom	6,235,873	$39,231,948
	Huntington Ingalls Industries Inc.	United States	144,552	32,486,617

				71,718,565

	Auto Components 0.0%†
a,b,c	International Automotive Components Group Brazil LLC	Brazil	2,548,299	65,435

	Banks 0.9%
	AIB Group PLC	Ireland	1,592,995	6,512,343
	BNP Paribas SA	France	339,053	16,098,420
	Wells Fargo & Co.	United States	349,700	16,547,804

				39,158,567

	Biotechnology 1.2%
a	Celgene Corp.	United States	598,500	55,325,340

	Chemicals 0.6%
d	Advanced Emissions Solutions Inc.	United States	1,724,209	21,794,002
a,b,e	Dow Corning Corp. (Revolver/Term Loan Claims), Contingent Distribution	United States	4,651,364	2,481,293
a,b,e	Dow Corning Corp. (Swap Agreement Claims), Contingent Distribution	United States	7,437,830	154,603

				24,429,898

	Commercial Services & Supplies 0.5%
a	Advanced Disposal Services Inc.	United States	684,500	21,842,395

	Communications Equipment 4.0%
a,b,c,d	Sorenson Communications LLC, Membership Interests	United States	224,279	179,507,964

	Diversified Consumer Services 0.0%
a,b	Affinion Group Holdings Inc., wts., 11/10/22	United States	549,716	—

	Diversified Financial Services 1.8%
	Voya Financial Inc.	United States	1,492,186	82,517,886

	Diversified Telecommunication Services 1.9%
	AT&T Inc.	United States	2,483,275	83,214,545

	Food Products 1.0%
	Bunge Ltd.	United States	837,200	46,640,412

	Health Care Equipment & Supplies 0.9%
	Medtronic PLC	United States	398,143	38,775,147

	Independent Power & Renewable Electricity Producers 1.5%
	Vistra Energy Corp.	United States	3,037,472	68,768,366

	Insurance 8.7%
	ASR Nederland NV	Netherlands	973,898	39,592,613
a	Brighthouse Financial Inc.	United States	2,017,398	74,018,332
	Chubb Ltd.	United States	44,100	6,495,489
	Everest Re Group Ltd.	United States	475,366	117,500,968
	The Hartford Financial Services Group Inc.	United States	1,116,790	62,227,539
	Lancashire Holdings Ltd.	United Kingdom	899,403	7,864,025
	NN Group NV	Netherlands	1,223,210	49,227,464

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)

	Insurance (continued)
	RSA Insurance Group PLC	United Kingdom	4,597,724	$33,678,656

				390,605,086

	Interactive Media & Services 2.6%
a	Baidu Inc., ADR	China	1,004,493	117,887,299

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	949,400	60,182,466
a	First Data Corp., A	United States	457,500	12,384,525

				72,566,991

	Machinery 1.4%
a	Navistar International Corp.	United States	1,870,986	64,455,468

	Media 7.2%
a	Charter Communications Inc., A	United States	166,989	65,990,713
a	Clear Channel Outdoor Holdings Inc.	United States	4,368,132	20,617,583
a	Cumulus Media Inc., A	United States	56,050	1,039,728
a	Cumulus Media Inc., B	United States	67,399	1,250,252
a	Cumulus Media Inc., wts., 6/04/38	United States	57,778	938,893
a	Discovery Inc., C	United States	2,890,384	82,171,702
a,b,c	iHeartMedia Inc., A	United States	1,408,213	20,440,614
a,b,c	iHeartMedia Inc., B	United States	23,770	345,028
a,b,c	iHeartMedia Inc., wts., A, 5/01/39	United States	1,872	27,171
a,d	Lee Enterprises Inc./IA	United States	3,245,968	7,270,968
a,b,c,d	Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	523,132
a	Liberty Global PLC, C	United Kingdom	3,675,389	97,508,070
	New Media Investment Group Inc.	United States	2,768,935	26,138,746

				324,262,600

	Metals & Mining 0.0%†
	Warrior Met Coal Inc.	United States	25,353	662,220

	Oil, Gas & Consumable Fuels 5.5%
	Anadarko Petroleum Corp.	United States	96,900	6,837,264
	Canadian Natural Resources Ltd.	Canada	388,900	10,484,489
	Crescent Point Energy Corp.	Canada	5,965,553	19,721,966
	JXTG Holdings Inc.	Japan	22,389,037	110,969,221
	Kinder Morgan Inc.	United States	947,170	19,776,909
	Marathon Oil Corp.	United States	1,683,900	23,928,219
	Occidental Petroleum Corp.	United States	1,104,100	55,514,148

				247,232,216

	Pharmaceuticals 3.3%
	Eli Lilly & Co.	United States	212,900	23,587,191
	Novartis AG, ADR	Switzerland	529,806	48,376,586
	Perrigo Co. PLC	United States	1,384,942	65,950,938
a	Teva Pharmaceutical Industries Ltd., ADR	Israel	992,424	9,160,073

				147,074,788

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)

	Semiconductors & Semiconductor Equipment 1.6%
[a,f,g]	Micron Technology Inc.	United States	1,563,072	$60,318,948
[a]	Renesas Electronics Corp.	Japan	1,837,914	9,119,681

				69,438,629

	Software 4.5%
[a]	Avaya Holdings Corp., wts., 12/15/22	United States	338,090	338,090
[a]	Check Point Software Technologies Ltd.	Israel	95,538	11,045,148
[a]	Red Hat Inc.	United States	857,900	161,079,304
	Symantec Corp.	United States	1,222,399	26,599,402

				199,061,944

	Specialty Retail 1.2%
	Dufry AG	Switzerland	336,596	28,500,955
[a,b,d]	TRU Kids Parent LLC	United States	7,104	25,930,372

				54,431,327

	Technology Hardware, Storage & Peripherals 0.1%
[a,b,d]	Wayne Services Legacy Inc.	United States	7,104	2,484,752

	Tobacco 6.6%
	Altria Group Inc.	United States	990,100	46,881,235
	British American Tobacco PLC	United Kingdom	4,861,205	169,709,161
	Imperial Brands PLC	United Kingdom	3,434,804	80,557,955

				297,148,351

	Wireless Telecommunication Services 2.4%
	Vodafone Group PLC	United Kingdom	64,643,156	106,163,409

	Total Common Stocks and Other Equity Interests (Cost $2,872,483,666)			2,805,439,600

	Management Investment Companies (Cost $1,786,725) 0.0%†
	Diversified Financial Services 0.0%†
[a]	Altaba Inc.	United States	30,100	2,088,037

	Convertible Preferred Stocks (Cost $16,185,410) 0.4%
	Multi-Utilities 0.4%
	Sempra Energy, 6.00%, cvt. pfd., A	United States	160,650	17,910,869

	Preferred Stocks 1.7%
	Auto Components 0.7%
[h]	Schaeffler AG, 8.405%, pfd	Germany	3,994,296	29,715,751

	Automobiles 0.1%
[h]	Volkswagen AG, 3.279%, pfd	Germany	38,884	6,552,106

	Technology Hardware, Storage & Peripherals 0.9%
[h]	Samsung Electronics Co. Ltd., 3.705%, pfd	South Korea	1,162,517	38,434,383

	Total Preferred Stocks (Cost $69,153,470)			74,702,240

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds, Notes and Senior Floating Rate Interests 16.7%
[i,j]	Affinion Group Inc., Term Loan, 8.154%, (1-month USD LIBOR + 5.75%), 4/05/24	United States	$ 18,492,195		$ 15,937,961
[k]	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	50,000,000		43,625,000
[k]	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 144A, 5.75%, 2/15/26	United States	2,000,000		2,102,500
	senior bond, 144A, 5.50%, 5/01/26	United States	27,978,000		29,350,321
	Envision Healthcare Corp.,
	[k]senior note, 144A, 8.75%, 10/15/26	United States	140,000,000		98,350,000
	[i,j]Term Loan B, 6.152%, (1-month USD LIBOR + 3.75%), 10/11/25	United States	40,844,875		36,198,770
[k]	First Data Corp., senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	46,273,000		47,163,755
	Frontier Communications Corp.,
	senior note, 8.875%, 9/15/20	United States	21,382,000		16,784,870
	senior note, 10.50%, 9/15/22	United States	77,063,000		52,595,497
	senior note, 11.00%, 9/15/25	United States	41,812,000		26,132,500
	[k]senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	20,000,000		20,850,000
[d]	Lee Enterprises Inc.,
	[j]Second Lien Term Loan, 12.00%, 12/15/22	United States	37,375,947		37,562,827
	[k]senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	97,050,000		98,991,000
[k]	Navistar International Corp., senior note, 144A, 6.625%, 11/01/25	United States	32,270,000		33,964,175
[k]	Rite Aid Corp., senior note, 144A, 6.125%, 4/01/23	United States	37,132,000		31,469,370
[d,i,j]	Sorenson Communications LLC, Initial Term Loans, 8.83%, (3-month USD LIBOR + 6.50%), 3/14/24	United States	13,500,000		13,550,625
	Sprint Communications Inc., senior note, 7.00%, 8/15/20	United States	12,000,000		12,465,000
[k]	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	7,000,000		7,179,083
[i,j]	Veritas U.S. Inc.,
	Term Loan B1, 6.902%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	19,226,634		17,496,237
	Term Loan B1, 6.83%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	3,816,283		3,472,818
[k]	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	3,682,000		3,461,080
	senior note, 144A, 10.50%, 2/01/24	United States	30,222,000		25,990,920
	Western Digital Corp., senior note, 4.75%, 2/15/26	United States	14,000,000		13,769,700
[i,j,l]	Windstream Services LLC,
	[m]Revolving Commitment, 8.50%, (Prime + 3.00%), 4/24/20	United States	53,543,799		53,836,684
	[n]Term Loan B6, TBD, 3/30/21	United States	5,049,000		5,206,781

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $828,184,078)				747,507,474

	Corporate Bonds and Notes in Reorganization 0.2%
[b,c,o]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272		—
[o]	Pacific Gas & Electric Co.,
	senior bond, 4.45%, 4/15/42	United States	1,375,000		1,323,437
	senior bond, 3.75%, 8/15/42	United States	2,143,000		1,950,130
	senior bond, 4.00%, 12/01/46	United States	2,428,000		2,215,550
	senior bond, 3.95%, 12/01/47	United States	1,141,000		1,031,179
[b,c,o]	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	17,873,000		2,608,484

	Total Corporate Bonds and Notes in Reorganization (Cost $23,077,995)				9,128,780

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

		Country	Shares		Value

	Companies in Liquidation 0.0%†
a,b,e	Avaya Holdings Corp., Contingent Distribution	United States	82,902,380		$—
a,b,e	Avaya Inc., Contingent Distribution	United States	60,987,607		—
a,b,e	Clear Channel Communications Inc., Contingent Distribution	United States	72,867,000		—
a,b,e	iHeartCommunications Inc., Contingent Distribution	United States	61,658,229		—
a,b,e	NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000		—
a,b,e	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,514,115		—
a,e	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	104,175,133		156,263

	Total Companies in Liquidation (Cost $3,236,688)				156,263

	Total Investments before Short Term Investments (Cost $3,814,108,032)				3,656,933,263

			Principal Amount	*

	Short Term Investments 17.6%

	U.S. Government and Agency Securities 17.6%
p	FHLB, 7/01/19	United States	$117,200,000		117,200,000
p	U.S. Treasury Bill,
	7/18/19	United States	100,000,000		99,904,611
	8/01/19	United States	50,000,000		49,913,350
	8/15/19	United States	50,000,000		49,871,094
	8/22/19	United States	50,000,000		49,850,590
	8/29/19	United States	50,000,000		49,828,531
	9/05/19	United States	50,000,000		49,809,081
	7/02/19 - 9/26/19	United States	147,400,000		147,185,875
	10/10/19	United States	50,000,000		49,708,047
	10/17/19	United States	50,000,000		49,696,625
	[g] 10/24/19	United States	25,000,000		24,842,061
	[g] 10/31/19	United States	50,000,000		49, 659,798

	Total U.S. Government and Agency Securities (Cost $787,040,568)				787,469,663

	Total Investments (Cost $4,601,148,600) 99.2%				4,444,402,926
	Options Written (0.0)%†				(748,500)
	Securities Sold Short (1.1)%				(50,502,333)
	Other Assets, less Liabilities 1.9%				85,514,736

	Net Assets 100.0%				$4,478,666,829

		Number of Contracts	Notional Amount#

q	Options Written (0.0)%†
	Calls - Exchange-Traded
	Micron Technology Inc., September Strike Price $40, Expires 9/20/19	2,250	225,000		(598,500)

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

		Number of Contracts	Notional Amount#	Value

[q]	Options Written (continued)

	Puts - Exchange-Traded

	Symantec Corp., October Strike Price $19, Expires 10/18/19	2,500	250,000	$(150,000)

	Total Options Written (Premiums received $809,054)			$(748,500)

		Country	Shares

[r]	Securities Sold Short (1.1)%

	Common Stocks (1.1)%

	Equity Real Estate Investment Trusts (REITs) (0.2)%

	Seritage Growth Properties, A	United States	226,850	(9,745,476)

	Internet & Direct Marketing Retail (0.1)%

	Alibaba Group Holding Ltd., ADR	China	32,000	(5,422,400)

	IT Services (0.3)%

	Fiserv Inc.	United States	138,622	(12,636,782)

	Pharmaceuticals (0.5)%

	Bristol-Myers Squibb Co.	United States	500,500	(22,697,675)

	Total Securities Sold Short (Proceeds $51,185,080)			$(50,502,333)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 15 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 13 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fA portion or all of the security is held in connection with written option contracts open at period end.

gA portion or all of the security has been segregated as collateral for securities sold short and/or open written options contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $30,761,549, representing 0.7% of net assets.

hVariable rate security. The rate shown represents the yield at period end.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(f) regarding senior floating rate interests.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $442,497,204, representing 9.9% of net assets.

lSecurity purchased on a delayed delivery basis. See Note 1(c).

mSee Note 11 regarding unfunded loan commitments.

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oSee Note 8 regarding credit risk and defaulted securities.

pThe security was issued on a discount basis with no stated coupon rate.

qSee Note 1(d) regarding written options.

rSee Note 1(e) regarding securities sold short.

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	516	$73,829,925	9/16/19	$(205,017)
GBP/USD	Short	815	64,940,219	9/16/19	136,065

Total Futures Contracts					$ (68,952)

*As of period end.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	2,457,855	$2,810,250	7/15/19	$—	$(11,955)
Euro	BOFA	Buy	3,694,579	4,159,281	7/15/19	47,037	—
Euro	BONY	Buy	953,042	1,075,970	7/15/19	9,079	—
Euro	BONY	Sell	20,867,567	24,065,250	7/15/19	307,295	—
Euro	HSBK	Buy	1,386,957	1,565,781	7/15/19	13,286	—
Euro	HSBK	Sell	1,050,000	1,190,492	7/15/19	—	(4,945)
Euro	HSBK	Sell	36,944,263	42,339,708	7/15/19	278,258	—
Euro	SSBT	Buy	3,637,367	4,107,715	7/15/19	33,467	—
Euro	SSBT	Sell	1,050,000	1,190,523	7/15/19	—	(4,914)
Euro	UBSW	Buy	6,802,219	7,678,534	7/15/19	65,868	—
British Pound	BOFA	Sell	6,964,452	9,152,833	8/14/19	288,060	—
British Pound	BONY	Sell	79,734,374	103,740,300	8/14/19	2,249,589	—
British Pound	HSBK	Buy	2,667,318	3,378,272	8/14/19	16,851	—
British Pound	HSBK	Sell	2,978,917	3,885,617	8/14/19	93,870	—
British Pound	UBSW	Buy	1,355,949	1,709,634	8/14/19	16,299	—
British Pound	UBSW	Buy	2,500,000	3,185,485	8/14/19	—	(3,334)
British Pound	UBSW	Sell	6,895,924	9,112,262	8/14/19	334,716	—
South Korean Won	HSBK	Buy	3,080,670,050	2,601,119	8/16/19	65,031	—
South Korean Won	HSBK	Sell	9,658,801,056	8,600,928	8/16/19	241,768	—
South Korean Won	UBSW	Sell	4,671,363,326	4,208,246	8/16/19	165,438	—
British Pound	BONY	Sell	89,508,288	117,506,033	10/24/19	3,259,210	—
South Korean Won	HSBK	Sell	19,481,138,785	16,739,091	11/15/19	—	(169,662)
South Korean Won	UBSW	Sell	13,038,131,933	11,264,751	11/15/19	—	(51,762)
Euro	BOFA	Sell	3,646,168	4,159,299	11/21/19	—	(33,738)
Euro	UBSW	Sell	1,821,178	2,060,665	11/21/19	—	(33,661)
British Pound	BOFA	Sell	829,093	1,062,692	11/22/19	3,288	—
British Pound	HSBK	Sell	726,053	929,827	11/22/19	2,086	—

franklintempleton.com	Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	SSBT	Sell	32,038,055	$40,820,487	11/22/19	$ —	$(117,311)

Total Forward Exchange Contracts						$7,490,496	$(431,282)

Net unrealized appreciation (depreciation)						$7,059,214

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 44.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Quest Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,380,123,674
Cost - Non-controlled affiliates (Note 13)	221,024,926

Value - Unaffiliated issuers	$4,056,787,284
Value - Non-controlled affiliates (Note 13)	387,615,642
Cash	931,268
Foreign currency, at value (cost $4,101,292)	4,101,030
Receivables:
Investment securities sold	36,625,271
Capital shares sold	1,761,344
Dividends and interest	27,622,884
European Union tax reclaims	647,077
Deposits with brokers for:
Securities sold short	51,549,475
Futures contracts	2,769,230
Due from brokers	197,217
Unrealized appreciation on OTC forward exchange contracts	7,490,496
Unrealized appreciation on unfunded loan commitments (Note 11)	11,535
Other assets	353,270

Total assets	4,578,463,023

Liabilities:
Payables:
Investment securities purchased	40,511,508
Capital shares redeemed	3,155,389
Management fees	2,489,056
Distribution fees	700,680
Transfer agent fees	356,407
Trustees’ fees and expenses	363,794
Variation margin on futures contracts	241,606
Options written, at value (premiums received $809,054)	748,500
Securities sold short, at value (proceeds $51,185,080)	50,502,333
Unrealized depreciation on OTC forward exchange contracts	431,282
Accrued expenses and other liabilities	295,639

Total liabilities	99,796,194

Net assets, at value	$4,478,666,829

Net assets consist of:
Paid-in capital	$4,802,956,942
Total distributable earnings (loss)	(324,290,113)

Net assets, at value	$4,478,666,829

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual Quest Fund

Class Z:
Net assets, at value	$3,132,875,519

Shares outstanding	224,736,896

Net asset value and maximum offering price per share	$13.94

Class A:
Net assets, at value	$1,090,418,847

Shares outstanding	79,547,841

Net asset value per share[a]	$13.71

Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.51

Class C:
Net assets, at value	$ 132,260,217

Shares outstanding	9,773,498

Net asset value and maximum offering price per share[a]	$13.53

Class R:
Net assets, at value	$ 3,738,944

Shares outstanding	277,676

Net asset value and maximum offering price per share	$13.47

Class R6:
Net assets, at value	$ 119,373,302

Shares outstanding	8,571,229

Net asset value and maximum offering price per share	$13.93

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Quest Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$34,023,396
Non-controlled affiliates (Note 13)	1,914,300
Interest:
Unaffiliated issuers	43,788,981
Non-controlled affiliates (Note 13)	12,410,787

Total investment income	92,137,464

Expenses:
Management fees (Note 3a)	15,430,162
Distribution fees: (Note 3c)
Class A	1,391,366
Class C	703,183
Class R	8,711
Transfer agent fees: (Note 3e)
Class Z	1,315,656
Class A	459,555
Class C	58,068
Class R	1,439
Class R6	26,269
Custodian fees (Note 4)	87,525
Reports to shareholders	126,804
Registration and filing fees	64,997
Professional fees	35,122
Trustees’ fees and expenses	161,360
Dividends on securities sold short	222,883
Other	54,339

Total expenses	20,147,439
Expense reductions (Note 4)	(42,145)
Expenses waived/paid by affiliates (Note 3f)	(13,993)

Net expenses	20,091,301

Net investment income	72,046,163

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(169,805,277)
Non-controlled affiliates (Note 13)	2,036,685
Written options	2,057,126
Foreign currency transactions	224,991
Forward exchange contracts	10,170,034
Futures contracts	3,455,409
Securities sold short	292,415

Net realized gain (loss)	(151,568,617)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	389,440,425
Non-controlled affiliates (Note 13)	20,993,020
Translation of other assets and liabilities denominated in foreign currencies	(49,974)
Forward exchange contracts	(3,214,173)
Written options	6,108,322

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Quest Fund

Futures contracts	(220,361)
Securities sold short	(657,511)

Net change in unrealized appreciation (depreciation)	412,399,748

Net realized and unrealized gain (loss)	260,831,131

Net increase (decrease) in net assets resulting from operations	$332,877,294

*Foreign taxes withheld on dividends	$1,615,294

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Quest Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 72,046,163	$ 143,898,637
Net realized gain (loss)	(151,568,617)	354,503,773
Net change in unrealized appreciation (depreciation)	412,399,748	(826,097,878)

Net increase (decrease) in net assets resulting from operations	332,877,294	(327,695,468)

Distributions to shareholders:
Class Z	—	(375,929,219)
Class A	—	(130,844,029)
Class C	—	(15,959,447)
Class R	—	(352,629)
Class R6	—	(14,194,157)

Total distributions to shareholders	—	(537,279,481)

Capital share transactions: (Note 2)
Class Z	(155,098,878)	(10,462,191)
Class A	(57,354,432)	126,783,503
Class C	(19,457,741)	(141,318,519)
Class R	589,612	1,767,885
Class R6	(5,622,672)	14,919,716

Total capital share transactions	(236,944,111)	(8,309,606)

Net increase (decrease) in net assets	95,933,183	(873,284,555)

Net assets:
Beginning of period	4,382,733,646	5,256,018,201

End of period	$4,478,666,829	$4,382,733,646

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Quest Fund

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $88,758.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $7,708,748 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

h.  Security Transactions, Investment Income, Expenses and Distributions (continued)

the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:

Shares sold	8,329,397	$115,981,307	19,486,438	$309,433,086

Shares issued in reinvestment of distributions	—	—	27,534,405	355,938,444

Shares redeemed	(19,453,127)	(271,080,185)	(42,815,519)	(675,833,721)

Net increase (decrease)	(11,123,730)	$(155,098,878)	4,205,324	$(10,462,191)

Class A Shares:

Shares sold[a]	4,895,873	$66,973,454	18,112,061	$282,062,168

Shares issued in reinvestment of distributions	—	—	10,086,321	128,317,894

Shares redeemed	(9,054,813)	(124,327,886)	(18,481,020)	(283,596,559)

Net increase (decrease)	(4,158,940)	$(57,354,432)	9,717,362	$126,783,503

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class C Shares:

Shares sold	731,432	$ 9,910,948	2,391,188	$ 36,406,068
Shares issued in reinvestment of distributions	—	—	1,234,078	15,734,249
Shares redeemed[a]	(2,166,056)	(29,368,689)	(12,562,392)	(193,458,836)

Net increase (decrease)	(1,434,624)	$ (19,457,741)	(8,937,126)	$(141,318,519)

Class R Shares:
Shares sold	63,387	$ 847,610	121,081	$ 1,898,376
Shares issued in reinvestment of distributions	—	—	28,180	352,629
Shares redeemed	(19,224)	(257,998)	(30,958)	(483,120)

Net increase (decrease)	44,163	$ 589,612	118,303	$ 1,767,885

Class R6 Shares:
Shares sold	1,198,413	$ 16,661,200	2,288,195	$ 36,596,048
Shares issued in reinvestment of distributions	—	—	1,096,020	14,150,067

Shares redeemed	(1,595,595)	(22,283,872)	(2,247,945)	(35,826,399)

Net increase (decrease)	(397,182)	$ (5,622,672)	1,136,270	$ 14,919,716

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $7 billion

0.625%	Over $7 billion, up to and including $10 billion

0.615%	In excess of $10 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$64,420
CDSC retained	$6,350

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $1,860,987, of which $1,104,226 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $52,272,536 and $0, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$363,794
[b]Increase in projected benefit obligation	$40,844
Benefit payments made to retired trustees	$(2,889)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2018, the Fund had long-term capital loss carryforwards of $5,625,011, not subject to expiration, which is from the acquired Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $15,196,442.

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,628,145,888

Unrealized appreciation	$396,715,616
Unrealized depreciation	(624,715,861)

Net unrealized appreciation (depreciation)	$(228,000,245)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $1,194,819,164 and $1,640,478,853, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $9,128,780, representing 0.2% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$9,272	$—
1,408,213	iHeartMedia Inc., A	1/03/11 - 11/15/17	30,891,474	20,440,614
23,770	iHeartMedia Inc., B	1/03/11 - 11/15/17	519,611	345,028
1,872	iHeartMedia Inc., wts., A, 5/01/39	1/03/11 - 11/15/17	40,969	27,171
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	65,435
1,110,000	[a]Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	523,132
224,279	[b]Sorenson Communications LLC, Membership Interests	4/30/14	—	179,507,964

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value

17,873,000	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	8/04/14	$17,706,373	$2,608,484

	Total Restricted Securities (Value is 4.5% of Net Assets)		$52,350,059	$203,517,828

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $143,824,795 as of June 30, 2019.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $13,550,625 as of June 30, 2019.

11.  Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

At June 30, 2019, unfunded commitments were as follows:

Borrower	Unfunded Commitment

Windstream Services LLC, Revolving Commitment	$70,870

12.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ 136,065	[a]	Variation margin on futures contracts	$ 205,017	[a]
	Unrealized appreciation on OTC forward exchange contracts	7,490,496		Unrealized depreciation on OTC forward exchange contracts	431,282
Equity contracts	Investments in securities, at value	—		Options written, at value	748,500

Totals		$7,626,561			$1,384,799

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

12.  Other Derivative Information (continued)

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$10,170,034	Forward exchange contracts	$(3,214,173)
	Futures contracts	3,455,409	Futures contracts	(220,361)
Equity contracts	Investments	(1,129,832)[a]	Investments	913,523 [a]
	Written options	2,057,126	Written options	6,108,322

Totals		$14,552,737		$ 3,587,311

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2019, the average month end notional amount of futures contracts and options represented $158,318,829 and 1,052,500 shares, respectively. The average month end contract value of forward exchange contracts was $538,126,437.

See Note 1(d) regarding derivative financial instruments.

13.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)		Value at End of Period		Number of Shares/Units/ Warrants/ Principal Amount Held at End of Period		Investment Income

Non-Controlled Affiliates
												Dividends
Advanced Emissions Solutions Inc.	$18,190,405	$—		$—	$ —	$ 3,603,597		$21,794,002		1,724,209		$862,104
Lee Enterprises Inc./IA	10,179,206	—		(5,444,799)	438,041	2,098,520		7,270,968		3,245,968		—
Lee Enterprises Inc., wts., 12/31/22	217,582	—		—	—	305,550		523,132		1,110,000		—
New Media Investment Group Inc.	37,084,199	—		(5,996,577)	119,111	—	[a]	—	[a]	—	[a]	1,052,196
Sorenson Communications LLC, Membership
Interests	155,100,344	—		—	—	24,407,620		179,507,964		224,279		—
TRU Kids Parent LLC	—	34,810,099	[b]	—	—	(8,879,727)		25,930,372		7,104		—
Wayne Services Legacy Inc.	—	2,484,752	[b]	—	—	—		2,484,752		7,104		—

	$220,771,736	$37,294,851		$(11,441,376)	$557,152	$21,535,560		$237,511,190				$1,914,300

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares/Units/ Warrants/ Principal Amount Held at End of Period	Investment Income
Non-Controlled Affiliates (continued)
								Interest

Lee Enterprises Inc., Second Lien Term Loan, 12/15/22	$47,222,199	$109,254[b]	$(9,403,706)[b]	$146,009	$(510,929)	$37,562,827	37,375,947	$1,344,242

Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	99,476,250	100,173[b]	—	—	(585,423)	98,991,000	97,050,000	4,584,265

Sorenson Communications LLC, Initial Term Loan, 4/30/20	138,475,000	44,289[b]	(139,170,854)	120,026	531,539	—	—	2,758,168

Sorenson Communications LLC, Initial Term Loans, 3/14/24	—	12,975,605[b]	—	—	575,020	13,550,625	13,500,000	143,812

Sorenson Communications LLC, secured note, second lien, 144A, PIK, 9.00%, 10/31/20	94,738,498	222,447[b]	(96,671,937)	1,144,350	566,642	—	—	2,875,990

Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	20,620,500	44,363[b]	(19,614,622)	69,148	(1,119,389)	—	—	704,310

	$400,532,447	$13,496,131	$(264,861,119)	$1,479,533	$(542,540)	$150,104,452		$12,410,787

Total Affiliated Securities (Value is 8.7% of Net Assets)	$621,304,183	$50,790,982	$(276,302,495)	$2,036,685	$20,993,020	$387,615,642		$14,325,087

aAs of June 30, 2019, no longer an affiliate.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

14.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

15.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

15.  Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$29,715,751	$—	$65,435		$29,781,186
Chemicals	21,794,002	—	2,635,896		24,429,898
Communications Equipment	—	—	179,507,964		179,507,964
Media	301,987,762	938,893	21,335,945		324,262,600
Specialty Retail	28,500,955	—	25,930,372		54,431,327
Technology Hardware, Storage & Peripherals	38,434,383	—	2,484,752		40,919,135
All Other Equity Investments	2,246,808,636	—	—	[c]	2,246,808,636
Corporate Bonds, Notes and Senior Floating Rate Interests	—	747,507,474	—		747,507,474
Corporate Bonds and Notes in Reorganization	—	6,520,296	2,608,484	[c]	9,128,780
Companies in Liquidation	—	156,263	—	[c]	156,263
Short Term Investments	670,269,663	117,200,000	—		787,469,663

Total Investments in Securities	$3,337,511,152	$872,322,926	$234,568,848		$4,444,402,926

Other Financial Instruments:
Futures Contracts	$136,065	$—	$—		$136,065
Forward Exchange Contracts	—	7,490,496	—		7,490,496
Unfunded Loan Commitments	—	11,535	—		11,535

Total Other Financial Instruments	$136,065	$7,502,031	$—		$7,638,096

Liabilities:

Other Financial Instruments:
Options Written	$748,500	$—	$—		$748,500
Securities Sold Short[a]	50,502,333	—	—		50,502,333
Futures Contracts	205,017	—	—		205,017
Forward Exchange Contracts	—	431,282	—		431,282

Total Other Financial Instruments	$51,455,850	$431,282	$—		$51,887,132

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At June 30, 2019, the reconciliation of assets are as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$ 2,483,009		$ —	$(2,968,774)	$—	$—	$(13,337,171)	$13,888,371	$ 65,435		$ (42,554)
Chemicals	—	[b]	—	—	—	—	—	2,635,896	2,635,896		2,635,896
Communications Equipment	155,100,344		—	—	—	—	—	24,407,620	179,507,964		24,407,620
Diversified Consumer Services	3,664,436		—	—	—	—	—	(3,664,436)	—	[b]	(3,664,436)
Media	217,582		—	—	—	—	—	21,118,363	21,335,945		21,118,363
Specialty Retail	—		34,810,099	—	—	—	—	(8,879,727)	25,930,372		(8,879,727)
Technology Hardware, Storage & Peripherals	—		2,484,752	—	—	—	—	—	2,484,752		—
Corporate Bonds and Notes in Reorganization	3,563,602	[b]	—	—	—	—	—	(955,118)	2,608,484	[b]	(955,118)
Companies in Liquidation	—	[b]	—	—	—	—	—	—	—	[b]	—

Total	$165,028,973		$37,294,851	$(2,968,774)	$—	$—	$(13,337,171)	$48,550,969	$234,568,848		$34,620,044

aIncludes common stocks as well as other equity interests.

bIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2019, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Communications Equipment	$179,507,964	Market transaction	Transaction price weighting	50%	Increase[b]

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Quest Fund (continued)

15.  Fair Value Measurements (continued)

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
		Market comparables	EV / EBITDA multiple	4.9x	Increase[b]
Media	20,440,614	Market comparables	Discount for lack of marketability	3.6%	Decrease[c]
Specialty Retail	25,930,372	Consensus Pricing	Offered quotes	$4,800	Increase
All Other Investments[d]	8,689,898
Total	$234,568,848

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

Abbreviations List
EBITDA Earnings before interest, taxes, depreciation and amortization
EV Enterprise value

16.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

17.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Quest Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value

46	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional flexible portfolio funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the second-best and middle performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the middle performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The Board concluded that such comparative performance was acceptable.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were also in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The

franklintempleton.com	Semiannual Report	47

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding

48	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	49

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual Quest Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	475 S 08/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Shares Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest,

which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), posted a +18.54% total return, while stocks in global developed markets, as measured by the MSCI World Index, posted a +17.38% total return.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Shares Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	24

Notes to Financial Statements	29

Shareholder Information	43

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Shares Fund

This semiannual report for Franklin Mutual Shares Fund covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities, primarily common stock, of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a cumulative total return of +13.77% for the six months ended June 30, 2019. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a total return of +18.54%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL SHARES FUND

3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument.Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/19

% of Total Net Assets

Banks	10.6%

Oil, Gas & Consumable Fuels	10.0%

Insurance	8.3%

Pharmaceuticals	6.8%

Media	6.5%

Health Care Equipment & Supplies	3.8%

Technology Hardware, Storage & Peripherals	3.5%

Entertainment	2.9%

Tobacco	2.8%

Software	2.6%

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (not a Fund holding), each worth almost $90 billion, exemplify this strength. The Top 10 Sectors/Industries table on this page lists pharmaceuticals and also other leading industries in which the Fund currently invests. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom.

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL SHARES FUND

In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, Cumulus Media and iHeartMedia, two long-term distressed credit positions, emerged from bankruptcy or had reached a confirmable restructuring agreement in 2018, reducing further the purely distressed portion of the credit holdings within the Funds. PG&E, which recently filed for bankruptcy, became a new distressed credit position. Furthermore, Windstream Services became a new distressed credit position after parent company Windstream Holdings and its subsidiaries filed for bankruptcy. We are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Top positive contributors to performance included Charter Communications, American International Group and Walt Disney. These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

In late January, U.S.-based Charter Communications, a telecommunications and mass media company, reported quarterly earnings, revenues and free cash flow that topped market expectations. Charter also estimated that 2019 capital spending and operating costs per customer could likely be lower than 2018, providing a boost to operating margins. In our view, Charter’s integration plan following the 2016 acquisition of Time Warner Cable is starting to produce positive results.

Top 10 Equity Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.8%

The Walt Disney Co. Entertainment, U.S.	2.9%

Novartis AG Pharmaceuticals, Switzerland	2.6%

Charter Communications Inc. Media, U.S.	2.6%

JPMorgan Chase & Co. Banks, U.S.	2.4%

American International Group Inc. Insurance, U.S.	2.3%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.0%

Alleghany Corp. Insurance, U.S.	1.9%

Citigroup Inc. Banks, U.S.	1.9%

Wells Fargo & Co. Banks, U.S.	1.9%

Shares of American International Group (AIG), a U.S.-based insurer, rose following its fiscal first-quarter 2019 earnings release in May, which indicated a stabilization in its business. AIG has been repositioning itself to focus on writing more profitable business and reducing its overall risk exposure. As a result, the insurer expects to report an underwriting profit for its full fiscal year.

The stock of U.S.-based diversified international family entertainment and media enterprise Walt Disney surged following an investor event outlining the strategy and expectations for its new streaming service. The breadth and depth of content, the price point, and the technology and user interface supporting it have increased optimism about the service. Market expectations for the service’s growth and profitability rose significantly on the back of this event.

During the period under review, Fund investments that detracted from performance included Kroger, Walgreens Boots Alliance and CVS Health.

U.S.-based grocery retailer Kroger reported weaker-than-expected quarterly revenues and earnings per share (EPS), and its 2019 EPS guidance was below the consensus estimate. Investments, stronger growth in its lower-margin specialty pharmacy business and the opening of a new

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

warehouse caused a decline in Kroger’s gross margin. In our view, the immediate stock price decline was an overreaction, but earnings announcements can be high volatility events, as a small change in the margin has a significant effect on earnings.

Shares of U.S.-based Walgreens Boots Alliance did not keep up with the market rebound in January and February. In March, the stock price fell when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates, as well as the company’s limited success offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures and weakness in both its U.S. and U.K. stores resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and within the front end of the store, it is attempting to reduce exposure to lower margin categories, which we believe can help boost growth and profitability over the longer term.

In January, the chief executive officer of U.S.-based CVS Health, an integrated pharmacy health care provider, highlighted probable headwinds for 2019, and in February the company detailed the financial drag from those headwinds. Possible negative factors included: higher costs from increased investments in its workforce, which could have a year-over-year drag on earnings through the first half of 2019; greater price competition in nursing care; and lower-than-expected branded drug price increases.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Co-Portfolio Manager

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL SHARES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z

6-Month	+13.77%	+13.77%

1-Year	+4.51%	+4.51%

5-Year	+24.81%	+4.53%

10-Year	+166.16%	+10.28%

A3

6-Month	+13.63%	+7.36%

1-Year	+4.23%	-1.49%

5-Year	+23.17%	+3.08%

10-Year	+158.80%	+9.36%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL SHARES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class
Z	0.77%
A	1.02%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,137.70	$4.13	$1,020.93	$3.91	0.78%
A	$1,000	$1,136.30	$5.46	$1,019.69	$5.16	1.03%
C	$1,000	$1,132.20	$9.41	$1,015.97	$8.90	1.78%
R	$1,000	$1,135.10	$6.78	$1,018.45	$6.41	1.28%
R6	$1,000	$1,138.30	$3.71	$1,021.32	$3.51	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Shares Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class Z
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.25		$28.63	$28.22	$26.00		$29.52	$28.34

Income from investment operations[a]:

Net investment income[b]	0.31		0.51	0.65 [c]	0.63	[d]	0.54	0.78[e]

Net realized and unrealized gains (losses)	3.03		(3.11)	1.73	3.48		(1.71)	1.38

Total from investment operations	3.34		(2.60)	2.38	4.11		(1.17)	2.16

Less distributions from:

Net investment income	—		(0.53)	(0.68)	(0.64)		(0.59)	(0.98)

Net realized gains	—		(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	—		(1.78)	(1.97)	(1.89)		(2.35)	(0.98)

Net asset value, end of period	$27.59		$24.25	$28.63	$28.22		$26.00	$29.52

Total return[f]	13.77%		(8.95)%	8.49%	15.88%		(3.81)%	7.60%

Ratios to average net assets[g]

Expenses[h,i]	0.78%	[j]	0.76% [j]	0.78%	0.80%	[j]	0.81%[j]	0.80%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	2.37%		1.77%	2.23% [c]	2.33%	[d]	1.82%	2.67%	[e]

Supplemental data

Net assets, end of period (000’s)	$5,357,029		$5,189,476	$6,229,996	$7,681,881		$6,770,056	$7,363,765

Portfolio turnover rate	10.06%		20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.00		$28.35	$27.97	$25.78		$29.29	$28.12

Income from investment operations[a]:

Net investment income[b]	0.28		0.43	0.58 [c]	0.56	[d]	0.45	0.69	[e]

Net realized and unrealized gains (losses)	2.99		(3.07)	1.70	3.45		(1.69)	1.37

Total from investment operations	3.27		(2.64)	2.28	4.01		(1.24)	2.06

Less distributions from:

Net investment income	—		(0.46)	(0.61)	(0.57)		(0.51)	(0.89)

Net realized gains	—		(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	—		(1.71)	(1.90)	(1.82)		(2.27)	(0.89)

Net asset value, end of period	$27.27		$24.00	$28.35	$27.97		$25.78	$29.29

Total return[f]	13.63%		(9.18)%	8.21%	15.61%		(4.10)%	7.30%

Ratios to average net assets[g]

Expenses[h,i]	1.03%	[j]	1.01% [j]	1.03%	1.05%	[j]	1.09%[j]	1.10%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	2.12%		1.52%	1.98%[c]	2.08%	[d]	1.54%	2.37%	[e]

Supplemental data

Net assets, end of period (000’s)	$4,128,726		$3,852,134	$4,386,829	$4,737,576		$4,819,868	$5,392,130

Portfolio turnover rate	10.06%		20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014

Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.97		$28.04	$27.68	$25.54		$29.02	$27.88

Income from investment operations[a]:

Net investment income[b]	0.18		0.21	0.35 [c]	0.35	[d]	0.24	0.48	[e]

Net realized and unrealized gains (losses)	2.99		(3.00)	1.67	3.40		(1.67)	1.34

Total from investment operations	3.17		(2.79)	2.02	3.75		(1.43)	1.82

Less distributions from:

Net investment income	—		(0.03)	(0.37)	(0.36)		(0.29)	(0.68)

Net realized gains	—		(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	—		(1.28)	(1.66)	(1.61)		(2.05)	(0.68)

Net asset value, end of period	$27.14		$23.97	$28.04	$27.68		$25.54	$29.02

Total return[f]	13.22%		(9.87)%	7.37%	14.77%		(4.79)%	6.56%

Ratios to average net assets[g]

Expenses[h,i]	1.78%	[j]	1.76% [j]	1.78%	1.80%	[j]	1.81% [j]	1.80%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	1.37%		0.77%	1.23% [c]	1.33%	[d]	0.82%	1.67%	[e]

Supplemental data

Net assets, end of period (000’s)	$311,307		$309,756	$995,665	$1,114,760		$1,101,302	$1,240,845

Portfolio turnover rate	10.06%		20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015	2014

Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.91	$28.21	$27.83	$25.66		$29.14	$27.98

Income from investment operations[a]:

Net investment income[b]	0.24	0.36	0.50 [c]	0.49	[d]	0.38	0.64	[e]

Net realized and unrealized gains (losses)	2.99	(3.05)	1.70	3.42		(1.67)	1.34

Total from investment operations	3.23	(2.69)	2.20	3.91		(1.29)	1.98

Less distributions from:

Net investment income	—	(0.36)	(0.53)	(0.49)		(0.43)	(0.82)

Net realized gains	—	(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	—	(1.61)	(1.82)	(1.74)		(2.19)	(0.82)

Net asset value, end of period	$27.14	$23.91	$28.21	$27.83		$25.66	$29.14

Total return[f]	13.51%	(9.41)%	7.96%	15.31%		(4.32)%	7.10%

Ratios to average net assets[g]

Expenses[h,i]	1.28%[j]	1.26% [j]	1.28%	1.30%	[j]	1.31% [j]	1.30%

Expenses incurred in connection with securities sold short	0.01%	—% [k]	—%	0.01%		0.02%	0.03%

Net investment income	1.87%	1.27%	1.73% [c]	1.83%	[d]	1.32%	2.17%	[e]

Supplemental data

Net assets, end of period (000’s)	$79,980	$74,345	$107,660	$123,013		$134,050	$172,938

Portfolio turnover rate	10.06%	20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.23		$28.61	$28.21	$25.98	$29.51	$28.33

Income from investment operations[a]:

Net investment income[b]	0.32		0.53	0.70 [c]	0.66 [d]	0.57	0.82[e]

Net realized and unrealized gains (losses)	3.03		(3.11)	1.71	3.49	(1.71)	1.37

Total from investment operations	3.35		(2.58)	2.41	4.15	(1.14)	2.19

Less distributions from:

Net investment income	—		(0.55)	(0.72)	(0.67)	(0.63)	(1.01)

Net realized gains	—		(1.25)	(1.29)	(1.25)	(1.76)	—

Total distributions	—		(1.80)	(2.01)	(1.92)	(2.39)	(1.01)

Net asset value, end of period	$27.58		$24.23	$28.61	$28.21	$25.98	$29.51

Total return[f]	13.83%		(8.88)%	8.61%	16.05%	(3.71)%	7.72%

Ratios to average net assets[g]

Expenses[h,i]	0.70%	[j]	0.69% [j]	0.67%	0.68%[j]	0.69% [j]	0.69%

Expenses incurred in connection with securities sold short	0.01%		—% [k]	—%	0.01%	0.02%	0.03%

Net investment income	2.45%		1.84%	2.34% [c]	2.45% [d]	1.94%	2.78%[e]

Supplemental data

Net assets, end of period (000’s)	$3,352,932		$3,160,186	$3,741,430	$1,896,497	$1,923,466	$2,249,991

Portfolio turnover rate	10.06%		20.72%	18.15%	20.56%	19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Shares Fund

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 90.6%

	Aerospace & Defense 1.8%
	BAE Systems PLC	United Kingdom	18,114,621	$113,965,097
	Huntington Ingalls Industries Inc.	United States	557,981	125,400,650

				239,365,747

	Auto Components 0.1%
	The Goodyear Tire & Rubber Co.	United States	1,184,447	18,122,039
[a,b,c,d]	International Automotive Components Group Brazil LLC	Brazil	7,234,813	185,776

				18,307,815

	Automobiles 1.3%
	General Motors Co.	United States	4,507,470	173,672,819

	Banks 10.6%
	Barclays PLC	United Kingdom	38,190,870	72,653,740
	Cadence Bancorp	United States	1,864,557	38,782,786
	CIT Group Inc.	United States	2,759,673	144,993,219
	Citigroup Inc.	United States	3,576,406	250,455,712
	Citizens Financial Group Inc.	United States	6,757,671	238,951,247
	Columbia Banking System Inc.	United States	88,096	3,187,313
	Independent Bank Group Inc.	United States	515,864	28,351,885
	JPMorgan Chase & Co.	United States	2,871,890	321,077,302
	Synovus Financial Corp.	United States	1,738,186	60,744,179
	Wells Fargo & Co.	United States	5,171,930	244,735,728

				1,403,933,111

	Biotechnology 1.1%
[a]	Celgene Corp.	United States	1,590,143	146,992,819

	Building Products 1.5%
	Johnson Controls International PLC	United States	4,783,800	197,618,778

	Chemicals 0.1%
[a,c,e]	Dow Corning Corp. (Revolver/Term Loan Claims), Contingent Distribution	United States	11,630,547	6,204,374
[a,c,e]	Dow Corning Corp. (Swap Agreement Claims), Contingent Distribution	United States	1,000,000	20,786

				6,225,160

	Communications Equipment 1.1%
	Cisco Systems Inc.	United States	2,588,110	141,647,260

	Construction & Engineering 0.6%
	Fluor Corp.	United States	2,399,827	80,850,172

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	1,008,976	31,268,166
	Capital One Financial Corp.	United States	2,011,505	182,523,964

				213,792,130

	Containers & Packaging 1.5%
	International Paper Co.	United States	3,741,837	162,096,379
	WestRock Co.	United States	1,125,212	41,036,481

				203,132,860

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)

	Diversified Financial Services 1.4%
	Voya Financial Inc.	United States	3,413,030	$188,740,559

	Diversified Telecommunication Services 0.7%
	Koninklijke KPN NV	Netherlands	30,410,640	93,345,310

	Electrical Equipment 1.6%
[a]	Sensata Technologies Holding PLC	United States	4,363,870	213,829,630

	Electronic Equipment, Instruments & Components 0.5%
	Corning Inc.	United States	2,006,414	66,673,137

	Energy Equipment & Services 1.3%
	Baker Hughes a GE Co., A	United States	5,908,552	145,527,636
[a]	McDermott International Inc.	United States	2,645,956	25,559,935

				171,087,571

	Entertainment 2.9%
	The Walt Disney Co.	United States	2,716,200	379,290,168

	Equity Real Estate Investment Trusts (REITs) 1.8%
[b]	Alexander’s Inc.	United States	299,604	110,943,361
	Vornado Realty Trust	United States	2,036,522	130,541,060

				241,484,421

	Food & Staples Retailing 2.2%
	The Kroger Co.	United States	7,402,986	160,718,826
	Walgreens Boots Alliance Inc.	United States	2,446,029	133,724,405

				294,443,231

	Food Products 1.6%
	Archer-Daniels-Midland Co.	United States	1,639,797	66,903,718
	The Kraft Heinz Co.	United States	4,507,800	139,922,112

				206,825,830

	Health Care Equipment & Supplies 3.8%
	Medtronic PLC	United States	5,180,794	504,557,528

	Health Care Providers & Services 1.2%
	CVS Health Corp.	United States	3,015,915	164,337,208

	Household Durables 2.6%
	Lennar Corp., A	United States	2,378,700	115,271,802
	Newell Brands Inc.	United States	9,867,795	152,161,399
	Toll Brothers Inc.	United States	1,993,600	73,005,632

				340,438,833

	Household Products 0.5%
	Energizer Holdings Inc.	United States	1,787,933	69,085,731

	Independent Power & Renewable Electricity Producers 0.5%
	Vistra Energy Corp.	United States	3,124,828	70,746,106

	Industrial Conglomerates 1.1%
	General Electric Co.	United States	13,594,500	142,742,250

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)

	Insurance 8.3%
[a]	Alleghany Corp.	United States	377,389	$257,043,422
	American International Group Inc.	United States	5,664,539	301,806,638
[a]	Brighthouse Financial Inc.	United States	726,194	26,644,058
	Chubb Ltd.	United States	1,084,658	159,759,277
	The Hartford Financial Services Group Inc.	United States	3,734,899	208,108,572
	MetLife Inc.	United States	2,841,530	141,138,795

				1,094,500,762

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	3,320,050	210,457,969

	Machinery 0.8%
	CNH Industrial NV	United Kingdom	4,351,332	44,610,350
	CNH Industrial NV, special voting	United Kingdom	5,296,616	54,301,508

				98,911,858

	Media 6.5%
[a]	Charter Communications Inc., A	United States	865,529	342,039,750
[a]	Clear Channel Outdoor Holdings Inc.	United States	4,530,372	21,383,356
	Comcast Corp., A	United States	5,111,400	216,109,992
[a]	Cumulus Media Inc., A	United States	134,131	2,488,130
[a]	Cumulus Media Inc., B	United States	199,632	3,703,174
[a]	Cumulus Media Inc., wts., 6/04/38	United States	171,135	2,780,944
[a]	Discovery Inc., C	United States	4,772,200	135,769,090
[a]	DISH Network Corp., A	United States	2,879,437	110,599,175
[a,c,d]	iHeartMedia Inc., A	United States	2,086,072	30,279,932
[a,c,d]	iHeartMedia Inc., B	United States	35,201	510,952
[a,c,d]	iHeartMedia Inc., wts., A, 5/01/39	United States	1,786	25,922

				865,690,417

	Metals & Mining 0.0%†
	Warrior Met Coal Inc.	United States	68,967	1,801,418

	Oil, Gas & Consumable Fuels 10.0%
	Anadarko Petroleum Corp.	United States	3,198,080	225,656,525
	BP PLC	United Kingdom	14,266,349	99,392,876
	Kinder Morgan Inc.	United States	11,533,040	240,809,875
	Marathon Oil Corp.	United States	10,959,685	155,737,124
	Occidental Petroleum Corp.	United States	1,183,200	59,491,296
	Plains All American Pipeline LP	United States	3,862,400	94,049,440
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	4,955,823	161,752,930
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,159,359	103,214,561
	The Williams Cos. Inc.	United States	6,351,184	178,087,199

				1,318,191,826

	Pharmaceuticals 7.1%
	Eli Lilly & Co.	United States	1,561,543	173,003,349
	GlaxoSmithKline PLC	United Kingdom	11,675,992	233,777,075
	Merck & Co. Inc.	United States	2,133,471	178,891,543

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)

	Pharmaceuticals (continued)
	Novartis AG, ADR	Switzerland	3,798,680	$346,857,471

				932,529,438

	Software 2.6%
[a]	Avaya Holdings Corp., wts., 12/15/22	United States	276,741	276,741
[a]	Red Hat Inc.	United States	747,300	140,313,048
	Symantec Corp.	United States	9,445,251	205,528,662

				346,118,451

	Specialty Retail 0.2%
[a,b,c]	TRU Kids Parent LLC	United States	7,469	27,261,772

	Technology Hardware, Storage & Peripherals 3.5%
	Hewlett Packard Enterprise Co.	United States	7,491,354	111,995,742
	Samsung Electronics Co. Ltd.	South Korea	5,521,050	224,289,376
[a,b,c]	Wayne Services Legacy Inc.	United States	7,469	2,612,332
	Western Digital Corp.	United States	2,716,857	129,186,550

				468,084,000

	Textiles, Apparel & Luxury Goods 1.1%
	PVH Corp.	United States	1,494,300	141,420,552

	Tobacco 2.8%
	Altria Group Inc.	United States	2,351,460	111,341,631
	British American Tobacco PLC	United Kingdom	4,377,848	152,834,721
	British American Tobacco PLC, ADR	United Kingdom	1,655,688	57,733,841
	Imperial Brands PLC	United Kingdom	1,751,865	41,087,254

				362,997,447

	Wireless Telecommunication Services 1.1%
[a]	T-Mobile U.S. Inc.	United States	2,007,091	148,805,727

	Total Common Stocks and Other Equity Interests (Cost $9,402,522,068)			11,989,937,821

			Principal Amount

	Corporate Notes and Senior Floating Rate Interests 3.5%
[f]	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	$68,188,000	59,494,030
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	82,365,000	56,214,112
	senior note, 11.00%, 9/15/25	United States	93,006,000	58,128,750
	[f]senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	22,878,000	23,850,315
[f]	McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	36,543,000	34,259,062
[g,h]	Veritas U.S. Inc.,
	Term Loan B1, 6.902%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	55,788,393	50,767,438
	Term Loan B1, 6.83%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	11,073,404	10,076,798
[f]	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	10,656,000	10,016,640
	senior note, 144A, 10.50%, 2/01/24	United States	87,705,000	75,426,300

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

		Country	Principal Amount	Value

	Corporate Notes and Senior Floating Rate Interests (continued)
[g,h,i]	Windstream Services LLC,
	[j] Revolving Commitment, 8.50%, (Prime + 3.00%), 4/24/20	United States	$66,297,554	$66,660,202
	[k]Term Loan B6, TBD, 3/30/21	United States	14,465,000	14,917,031

	Total Corporate Notes and Senior Floating Rate Interests (Cost $516,451,220)			459,810,678

	Corporate Bonds and Notes in Reorganization 0.1%
[c,d,l]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[l]	Pacific Gas & Electric Co.,
	senior bond, 4.45%, 4/15/42	United States	3,947,000	3,798,988
	senior bond, 3.75%, 8/15/42	United States	6,225,000	5,664,750
	senior bond, 4.00%, 12/01/46	United States	6,835,000	6,236,937
	senior bond, 3.95%, 12/01/47	United States	3,273,000	2,957,974

	Total Corporate Bonds and Notes in Reorganization (Cost $15,364,087)			18,658,649

			Shares

	Companies in Liquidation 0.0%†
[a,c,e]	Avaya Holdings Corp., Contingent Distribution	United States	67,859,000	—
[a,c,e]	Avaya Inc., Contingent Distribution	United States	131,491,379	—
[a,c,e]	Clear Channel Communications Inc., Contingent Distribution	United States	74,295,000	—
[a,c,e]	iHeartCommunications Inc., Contingent Distribution	United States	125,033,338	—
[a,c,e]	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,007,002	—
[a,e]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	194,177,556	291,266

	Total Companies in Liquidation (Cost $6,075,215)			291,266

	Total Investments before Short Term Investments (Cost $9,940,412,590)			12,468,698,414

			Principal Amount

	Short Term Investments 5.1%

	U.S. Government and Agency Securities 5.1%
[m]	FHLB, 7/01/19	United States	$115,700,000	115,700,000
[m]	U.S. Treasury Bill,
	7/02/19 - 10/17/19	United States	508,300,000	507,112,672
	[n]10/24/19 - 10/31/19	United States	50,000,000	49,671,960

	Total U.S. Government and Agency Securities (Cost $672,170,898)			672,484,632

	Total Investments (Cost $10,612,583,488) 99.3%			13,141,183,046
	Securities Sold Short (0.3)%			(33,713,190)
	Other Assets, less Liabilities 1.0%			122,504,554

	Net Assets 100.0%			$13,229,974,410

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

	Country	Shares	Value

[o]Securities Sold Short (Proceeds $35,677,892) (0.3)%
Common Stocks (0.3)%
Pharmaceuticals (0.3)%
Bristol-Myers Squibb Co.	United States	743,400	$(33,713,190)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 12 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $203,046,347, representing 1.5% of net assets.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(g) regarding senior floating rate interests.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

jSee Note 10 regarding unfunded loan commitments.

kA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

lSee Note 8 regarding credit risk and defaulted securities.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $17,098,183, representing 0.1% of net assets.

oSee Note 1(e) regarding securities sold short.

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	784	$112,175,700	9/16/19	$(366,973)
GBP/USD	Short	2,203	175,537,794	9/16/19	153,499

Total Futures Contracts					$(213,474)

*As of period end.

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	900,000	$1,005,092	7/15/19	$19,568	$—
Euro	BOFA	Sell	5,602,335	6,417,648	7/15/19	39,327	—
Euro	BOFA	Sell	5,814,244	6,606,173	7/15/19	—	(13,408)
Euro	HSBK	Sell	26,147,511	30,015,897	7/15/19	246,667	—
Euro	UBSW	Sell	134,125	153,211	7/15/19	508	—
British Pound	BOFA	Buy	1,661,585	2,105,770	7/16/19	6,326	—
British Pound	BOFA	Sell	6,405,658	8,411,935	7/16/19	269,490	—
British Pound	HSBK	Buy	1,653,273	2,090,201	7/16/19	11,329	—
British Pound	HSBK	Sell	7,869,232	10,268,981	7/16/19	266,137	—
British Pound	BOFA	Sell	4,752,122	6,233,845	8/14/19	185,057	—
British Pound	BONY	Sell	1,550,469	2,009,020	8/14/19	35,490	—
British Pound	HSBK	Sell	2,097,920	2,732,581	8/14/19	62,222	—
British Pound	UBSW	Sell	1,550,469	2,009,780	8/14/19	36,250	—
South Korean Won	HSBK	Buy	16,287,097,500	13,788,234	8/16/19	307,353	—
South Korean Won	HSBK	Sell	80,684,307,466	71,916,352	8/16/19	2,088,525	—
South Korean Won	UBSW	Sell	33,749,933,184	30,403,976	8/16/19	1,195,266	—
Euro	BONY	Sell	10,516,734	12,067,742	10/18/19	5,514	—
Euro	SSBT	Sell	1,596,798	1,806,857	10/18/19	—	(24,600)
Euro	SSBT	Sell	10,516,735	12,067,827	10/18/19	5,598	—
British Pound	BONY	Sell	13,121,429	17,225,747	10/24/19	477,783	—
Euro	HSBK	Sell	13,492,373	15,292,727	11/07/19	—	(206,437)
Euro	UBSW	Sell	2,696,239	3,055,027	11/07/19	—	(42,237)
South Korean Won	HSBK	Sell	94,142,264,623	80,869,969	11/15/19	—	(841,290)
South Korean Won	UBSW	Sell	58,918,367,227	50,971,855	11/15/19	—	(166,642)
Euro	BOFA	Sell	2,273,762	2,608,028	11/21/19	—	(6,763)
Euro	HSBK	Sell	3,732,730	4,238,440	11/21/19	—	(54,141)
Euro	SSBT	Sell	22,566,499	25,599,436	11/21/19	—	(351,684)
British Pound	BOFA	Sell	3,346,955	4,289,966	11/22/19	13,272	—
British Pound	HSBK	Sell	2,204,721	2,823,498	11/22/19	6,335	—
British Pound	SSBT	Sell	88,694,627	113,008,041	11/22/19	—	(324,765)

Total Forward Exchange Contracts						$5,278,017	$(2,031,967)

Net unrealized appreciation (depreciation)						$3,246,050

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 42.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Shares Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,557,159,210
Cost - Non-controlled affiliates (Note 3f and 12)	55,424,278

Value - Unaffiliated issuers	$13,000,179,805
Value - Non-controlled affiliates (Note 3f and 12)	141,003,241
Cash	1,396,639
Foreign currency, at value (cost $6,747,138)	6,755,751
Receivables:
Investment securities sold	82,123,285
Capital shares sold	3,894,749
Dividends and interest	34,671,861
European Union tax reclaims	6,455,039
Deposits with brokers for:
Securities sold short	34,198,339
Futures contracts	6,559,070
Unrealized appreciation on OTC forward exchange contracts	5,278,017
Unrealized appreciation on unfunded loan commitments (Note 10)	32,442
Other assets	713,710

Total assets	13,323,261,948

Liabilities:
Payables:
Investment securities purchased	32,789,095
Capital shares redeemed	11,499,374
Management fees	7,000,350
Distribution fees	2,304,769
Transfer agent fees	1,505,784
Trustees’ fees and expenses	1,063,452
Variation margin on futures contracts	626,356
Securities sold short, at value (proceeds $35,677,892)	33,713,190
Unrealized depreciation on OTC forward exchange contracts	2,031,967
Accrued expenses and other liabilities	753,201

Total liabilities	93,287,538

Net assets, at value	$13,229,974,410

Net assets consist of:
Paid-in capital	$9,952,441,766
Total distributable earnings (loss)	3,277,532,644

Net assets, at value	$13,229,974,410

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual Shares Fund

Class Z:
Net assets, at value	$5,357,028,733

Shares outstanding	194,160,674

Net asset value and maximum offering price per share	$27.59

Class A:
Net assets, at value	$4,128,726,247

Shares outstanding	151,385,836

Net asset value per share[a]	$27.27

Maximum offering price per share (net asset value per share ÷ 94.50%)	$28.86

Class C:
Net assets, at value	$311,307,022

Shares outstanding	11,471,793

Net asset value and maximum offering price per share[a]	$27.14

Class R:
Net assets, at value	$79,980,056

Shares outstanding	2,947,160

Net asset value and maximum offering price per share	$27.14

Class R6:
Net assets, at value	$3,352,932,352

Shares outstanding	121,584,516

Net asset value and maximum offering price per share	$27.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Shares Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$160,014,104
Non-controlled affiliates (Note 3f and 12)	2,898,806
Interest:
Unaffiliated issuers	42,732,064
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	1,068,265
Non-controlled affiliates (Note 3f)	72,310

Total investment income	206,785,549

Expenses:
Management fees (Note 3a)	42,816,018
Distribution fees: (Note 3c)
Class A	5,096,566
Class C	1,594,217
Class R	195,348
Transfer agent fees: (Note 3e)
Class Z	2,630,934
Class A	2,010,523
Class C	157,204
Class R	38,703
Class R6	357,590
Custodian fees (Note 4)	412,073
Reports to shareholders	363,652
Registration and filing fees	99,540
Professional fees	75,288
Trustees’ fees and expenses	465,486
Dividends on securities sold short	304,794
Other	141,674

Total expenses	56,759,610
Expense reductions (Note 4)	(24,866)
Expenses waived/paid by affiliates (Note 3f and 3g)	(36,794)

Net expenses	56,697,950

Net investment income	150,087,599

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	245,350,786
Non-controlled affiliates (Note 3f and 12)	(33,179,342)
Foreign currency transactions	1,157,150
Forward exchange contracts	18,416,609
Futures contracts	4,444,658
Securities sold short	(14,512,515)

Net realized gain (loss)	221,677,346

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,296,699,737
Non-controlled affiliates (Note 3f and 12)	47,381,217
Translation of other assets and liabilities denominated in foreign currencies	(271,608)
Forward exchange contracts	(4,517,241)

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Shares Fund

Futures contracts	(678,487)
Securities sold short	(23,540,623)

Net change in unrealized appreciation (depreciation)	1,315,072,995

Net realized and unrealized gain (loss)	1,536,750,341

Net increase (decrease) in net assets resulting from operations	$1,686,837,940

*Foreign taxes withheld on dividends	$3,760,167

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Shares Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$150,087,599	$ 244,198,602
Net realized gain (loss)	221,677,346	1,079,036,473
Net change in unrealized appreciation (depreciation)	1,315,072,995	(2,582,054,169)

Net increase (decrease) in net assets resulting from operations	1,686,837,940	(1,258,819,094)

Distributions to shareholders:
Class Z	—	(359,738,797)
Class A	—	(258,843,422)
Class C	—	(16,133,984)
Class R	—	(4,696,240)
Class R6	—	(218,275,931)

Total distributions to shareholders	—	(857,688,374)

Capital share transactions: (Note 2)
Class Z	(522,227,861)	(162,098,601)
Class A	(241,321,376)	114,605,103
Class C	(38,330,388)	(631,170,380)
Class R	(4,234,354)	(21,048,937)
Class R6	(236,646,377)	(59,462,529)

Total capital share transactions	(1,042,760,356)	(759,175,344)

Net increase (decrease) in net assets	644,077,584	(2,875,682,812)
Net assets:
Beginning of period	12,585,896,826	15,461,579,638

End of period	$13,229,974,410	$12,585,896,826

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Shares Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $695,451 and the aggregate value of collateral pledged for such contracts was $640,925.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $3,530,015 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

e.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Securities Sold Short (continued)

consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

g.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	2,785,139	$ 73,790,254	10,029,587	$ 284,766,342
Shares issued in reinvestment of distributions	—	—	13,492,550	320,309,753
Shares redeemed	(22,631,431)	(596,018,115)	(27,123,733)	(767,174,696)

Net increase (decrease)	(19,846,292)	$(522,227,861)	(3,601,596)	$(162,098,601)

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	4,538,729	$118,993,928	25,412,499	$710,808,675
Shares issued in reinvestment of distributions	—	—	10,148,432	238,431,075
Shares redeemed	(13,663,002)	(360,315,304)	(29,787,083)	(834,634,647)

Net increase (decrease)	(9,124,273)	$(241,321,376)	5,773,848	$114,605,103

Class C Shares:
Shares sold	679,319	$17,549,559	2,074,273	$57,275,560
Shares issued in reinvestment of distributions	—	—	675,227	15,942,868
Shares redeemed[a]	(2,130,819)	(55,879,947)	(25,329,240)	(704,388,808)

Net increase (decrease)	(1,451,500)	$(38,330,388)	(22,579,740)	$(631,170,380)

Class R Shares:
Shares sold	139,497	$3,653,382	347,792	$9,776,448
Shares issued in reinvestment of distributions	—	—	199,115	4,662,921
Shares redeemed	(301,696)	(7,887,736)	(1,253,910)	(35,488,306)

Net increase (decrease)	(162,199)	$(4,234,354)	(707,003)	$(21,048,937)

Class R6 Shares:
Shares sold	4,520,371	$120,323,441	14,420,824	$412,295,163
Shares issued in reinvestment of distributions	—	—	9,195,249	218,103,352
Shares redeemed	(13,374,269)	(356,969,818)	(23,959,670)	(689,861,044)

Net increase (decrease)	(8,853,898)	$(236,646,377)	(343,597)	$(59,462,529)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $10 billion

0.625%	Over $10 billion, up to and including $15 billion

0.595%	Over $15 billion, up to and including $20 billion

0.585%	Over $20 billion, up to and including $25 billion

0.565%	Over $25 billion, up to and including $30 billion

0.555%	Over $30 billion, up to and including $35 billion

0.545%	In excess of $35 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.651% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

3. Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$116,300
CDSC retained	$2,362

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $5,194,954, of which $2,647,591 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$ —	$176,535,000	$(176,535,000)	$ —	$ —	$ —	—	$72,310

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h.  Other Affiliated Transactions

At June 30, 2019, one or more of the funds in Franklin Fund Allocator Series owned 11.3% of the Fund’s outstanding shares.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$1,063,452
[b]Increase in projected benefit obligation	$116,062
Benefit payments made to retired trustees	$(8,315)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$10,595,568,956

Unrealized appreciation	$3,179,874,920
Unrealized depreciation	(664,934,067)

Net unrealized appreciation (depreciation)	$2,514,940,853

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $1,226,502,771 and $1,528,618,714, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

8.  Credit Risk and Defaulted Securities (continued)

At June 30, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $18,658,649, representing 0.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$19,594	$—
2,086,072	iHeartMedia Inc., A	1/03/11 - 12/19/13	48,894,322	30,279,932
35,201	iHeartMedia Inc., B	1/03/11 - 12/19/13	822,964	510,952
1,786	iHeartMedia Inc., wts., A, 5/01/39	1/03/11 - 12/19/13	41,802	25,922
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	185,776

	Total Restricted Securities (Value is 0.2% of Net Assets)		$54,583,360	$31,002,582

10.  Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

At June 30, 2019, unfunded commitments were as follows:

Borrower	Unfunded Commitment

Windstream Services LLC, Revolving Commitment	$199,500

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

11.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$153,499	[a]	Variation margin on futures contracts	$366,973	[a]
	Unrealized appreciation on OTC forward exchange contracts	5,278,017		Unrealized depreciation on OTC forward exchange contracts	2,031,967

Totals		$5,431,516			$2,398,940

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$18,416,609	Forward exchange contracts	$(4,517,241)
	Futures contracts	4,444,658	Futures contracts	(678,487)

Totals		$22,861,267		$(5,195,728)

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $317,075,136. The average month end contract value of forward exchange contracts was $596,002,841.

See Note 1(d) regarding derivative financial instruments.

12.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares/Units Held at End of Period	Dividend Income

Non-Controlled Affiliates
Alexander’s Inc.	$99,550,939	$ —	$(10,386,145)	$ 9,084,294	$12,694,273	$110,943,361	299,604	$2,898,806
International Automotive Components Group Brazil LLC	306,590	—	—	—	(120,814)	185,776	7,234,813	—
International Automotive Components Group North America LLC	7,519,120	—	(9,398,900)	$(42,263,636)	44,143,416	—	—	—

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

12.  Holdings of 5% Voting Securities of Portfolio Companies (continued)

Name of Issuer	Value at Beginning of Period	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares/Units Held at End of Period	Dividend Income

Non-Controlled Affiliates (continued)
TRU Kids Parent LLC	$—	$36,597,430	[a]	$—	$—	$ (9,335,658)	$27,261,772	7,469	$—
Wayne Services Legacy Inc.	—	2,612,332	[a]	—	—	—	2,612,332	7,469	—

Total Affiliated Securities (Value is 1.1% of Net Assets)	$107,376,649	$39,209,762		$(19,785,045)	$(33,179,342)	$47,381,217	$141,003,241		$2,898,806

aPurchase was the result of a corporate action.

13.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

14.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$18,122,039	$—	$185,776		$18,307,815
Chemicals	—	—	6,225,160		6,225,160
Machinery	44,610,350	54,301,508	—		98,911,858
Media	832,092,667	2,780,944	30,816,806		865,690,417
Specialty Retail	—	—	27,261,772		27,261,772
Technology Hardware, Storage & Peripherals	465,471,668	—	2,612,332		468,084,000
All Other Equity Investments	10,505,456,799	—	—		10,505,456,799
Corporate Notes and Senior Floating Rate Interests	—	459,810,678	—		459,810,678
Corporate Bonds and Notes in Reorganization	—	18,658,649	—	[c]	18,658,649
Companies in Liquidation	—	291,266	—	[c]	291,266
Short Term Investments	556,784,632	115,700,000	—		672,484,632

Total Investments in Securities	$12,422,538,155	$651,543,045	$67,101,846		$13,141,183,046

Other Financial Instruments:
Futures Contracts	$153,499	$—	$—		$153,499
Forward Exchange Contracts	—	5,278,017	—		5,278,017
Unfunded Loan Commitments	—	32,442	—		32,442

Total Other Financial Instruments	$153,499	$5,310,459	$—		$5,463,958

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$33,713,190	$—	$—		$33,713,190
Futures Contracts	366,973	—	—		366,973
Forward Exchange Contracts	—	2,031,967	—		2,031,967

Total Other Financial Instruments	$34,080,163	$2,031,967	$—		$36,112,130

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

15.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares Fund (continued)

16.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Shares Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the second-lowest performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees noted that the Fund exhibited improved relative performance in 2018 and discussed with management the reasons for the relative underperformance for the three-, five- and 10-year periods ended December 31, 2018. Encouraged by the improved relative performance and enhancements to the investment process noted above, the Board did not believe that any changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

46	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	47

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual Shares Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	474 S 08/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Financial Services Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest,

which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), posted a +18.54% total return, while stocks in global developed markets, as measured by the MSCI World Index, posted a +17.38% total return.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual Financial Services Fund

This semiannual report for Franklin Mutual Financial Services Fund covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the investment manager believes are available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest in foreign securities without limit. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a cumulative total return of +10.95% for the six months ended June 30, 2019. For comparison, the Fund’s primary benchmark, the MSCI World Financials Index (USD), which captures large and midcap representation across 23 developed markets countries, posted a +15.60% total return, while its secondary benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, posted a +17.24% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment,

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, and to a significantly lesser extent, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is return on equity?

Return on equity is a measure of profitability, expressed as a percentage, calculated by dividing a company’s net income by total shareholder equity for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how

Portfolio Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (these companies are not held by the Fund), each worth almost $90 billion, exemplify this strength. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. The Portfolio Composition bar chart on this page lists

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

diversified financial services and other leading financial industries in which the Fund currently invests. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, we are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Top positive contributors to performance included Voya Financial, American International Group and Shinsei Bank. These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Positive business trends helped U.S.-based Voya Financial, a provider of retirement planning, investment and insurance services, to post strong quarterly results in February. Voya also announced a share repurchase plan for 2019, provided a positive full-year outlook and restated its commitment to achieving 10% annual earnings growth through 2021. Even after Voya’s solid operating and financial performance, we believe the stock remains attractively valued.

Shares of American International Group (AIG), a U.S.-based insurer, rose following its fiscal first-quarter 2019 earnings release in May, which indicated a stabilization in its business. AIG has been repositioning itself to focus on writing more profitable business and reducing its overall risk exposure. As a result, the insurer expects to report an underwriting profit for its full fiscal year.

Top 10 Equity Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

The Hartford Financial Services Group Inc. Insurance, U.S.	5.2%

American International Group Inc. Insurance, U.S.	5.0%

Voya Financial Inc. Diversified Financial Services, U.S.	5.0%

Everest Re Group Ltd. Insurance, U.S.	4.4%

JPMorgan Chase & Co. Banks, U.S.	4.2%

Alleghany Corp. Insurance, U.S.	4.1%

Shinsei Bank Ltd. Banks, Japan	3.6%

Citizens Financial Group Inc. Banks, U.S.	3.5%

Standard Chartered PLC Banks, U.K.	3.2%

Wells Fargo & Co. Banks, U.S.	3.1%

Shares of Japan-based leading diversified financial institution Shinsei Bank rose steadily in January and February. The company’s earnings through the first three quarters of its 2018 fiscal year ending March 31, 2019, were ahead of Shinsei’s conservative guidance. Shinsei Bank’s operating costs were well contained and its unsecured loan business is close to reversing a downward trend that began at the start of the 2018 fiscal year.

During the period under review, Fund investments that detracted from performance included Indiabulls Housing Finance, Yes Bank and Credito Valtellinese.

Shares of Indiabulls Housing Finance, an India-based consumer finance company, declined after a criminal writ was filed alleging financial fraud. The company described the allegations as baseless, and the writ was subsequently withdrawn. The company has continued its pursuit to merge parts of its business with a local bank. Indiabulls seeks to gain a banking license through the deal and has received some regulatory approval. The deal remains subject to the receipt of additional regulatory and shareholder approvals.

Shares of India-based Yes Bank tumbled after the bank posted an unexpected loss largely due to weaker fee income and deteriorating credit quality. However, investors favored

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

the appointment of a new chief executive officer (CEO) from outside the bank, following the Royal Bank of India (RBI) denying a request to allow the founder to stay on as the CEO until September 2019. Investors also favorably viewed RBI’s latest risk assessment of Yes Bank that showed no issues. The bank’s new CEO is beginning a new strategy to focus more on retail and digital banking in an effort to turn the bank around after recent weakness.

Despite improved first-quarter results, shares of Italy-based commercial bank Credito Valtellinese suffered due to non-performing asset exposure, including non-performing loans. In February, the company announced the appointment of a new CEO who planned to create a three-year strategic plan. In June, the company approved a new 2019–2023 business plan that included revamping its commercial platform with a stronger customer-centered business model, a more efficient operational structure and a redesigned lending process and monitoring. The plan also included improving the company’s risk profile by creating a separate portfolio of non-performing loans with the goal of an 80% reduction by 2023 and by reducing securities holdings and issuing new bonds to support new funding.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA Co-Portfolio Manager

Andrew B. Dinnhaupt, CFA Co-Portfolio Manager

Luis Hernandez
Co-Portfolio Manager

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z
6-Month	+10.95%		+10.95%

1-Year	-2.93%		-2.93%

5-Year	+35.92%		+6.33%

10-Year	+142.15%		+9.25%

A3
6-Month	+10.82%		+4.70%

1-Year	-3.19%		-8.51%

5-Year	+34.04%		+4.84%

10-Year	+135.42%		+8.33%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class
Z	1.09%
A	1.34%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,109.50	$5.81	$1,019.29	$5.56	1.11%
A	$1,000	$1,107.60	$7.11	$1,018.05	$6.81	1.36%
C	$1,000	$1,104.00	$11.01	$1,014.33	$10.54	2.11%
R6	$1,000	$1,110.30	$5.08	$1,019.98	$4.86	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Financial Services Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015		2014

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.46	$24.14	$21.65	$19.63		$18.40		$16.90

Income from investment operations[a]:

Net investment income[b]	0.24	0.38 [c]	0.22	0.31	[d]	0.30	[e]	0.25

Net realized and unrealized gains (losses)	1.89	(4.37)	2.76	2.00		1.23		1.62

Total from investment operations	2.13	(3.99)	2.98	2.31		1.53		1.87

Less distributions from:

Net investment income	—	(0.17)	(0.49)	(0.29)		(0.30)		(0.37)

Net realized gains	—	(0.52)	—	—		—		—

Total distributions	—	(0.69)	(0.49)	(0.29)		(0.30)		(0.37)

Net asset value, end of period	$21.59	$19.46	$24.14	$21.65		$19.63		$18.40

Total return[f]	10.95%	(16.49)%	13.77%	11.79%		8.34%		11.07%

Ratios to average net assets[g]

Expenses[h]	1.11%	1.09% [i]	1.09%	1.13%	[i]	1.13%		1.14%

Net investment income	2.26%	1.61% [c]	0.95%	1.64%	[d]	1.53%	[e]	1.44%

Supplemental data

Net assets, end of period (000’s)	$142,247	$142,212	$210,825	$162,687		$178,157		$112,156

Portfolio turnover rate	6.21%	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015		2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.52	$24.21	$21.70	$19.69		$18.46		$16.96

Income from investment operations[a]:

Net investment income[b]	0.21	0.31 [c]	0.16	0.26	[d]	0.25	[e]	0.20

Net realized and unrealized gains (losses)	1.89	(4.36)	2.78	1.99		1.23		1.61

Total from investment operations	2.10	(4.05)	2.94	2.25		1.48		1.81

Less distributions from:

Net investment income	—	(0.12)	(0.43)	(0.24)		(0.25)		(0.31)

Net realized gains	—	(0.52)	—	—		—		—

Total distributions	—	(0.64)	(0.43)	(0.24)		(0.25)		(0.31)

Net asset value, end of period	$21.62	$19.52	$24.21	$21.70		$19.69		$18.46

Total return[f]	10.76%	(16.72)%	13.55%	11.46%		8.05%		10.71%

Ratios to average net assets[g]

Expenses[h]	1.36%	1.34% [i]	1.34%	1.38%	[i]	1.41%		1.44%

Net investment income	2.01%	1.36% [c]	0.70%	1.39%	[d]	1.25%	[e]	1.14%

Supplemental data

Net assets, end of period (000’s)	$288,380	$298,878	$368,850	$346,008		$360,278		$255,242

Portfolio turnover rate	6.21%	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.04%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015		2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.32	$24.08	$21.60	$19.61		$18.41		$16.92

Income from investment operations[a]:

Net investment income (loss)[b]	0.13	0.15 [c]	(0.01)	0.12	[d]	0.10	[e]	0.08

Net realized and unrealized gains (losses)	1.88	(4.33)	2.74	1.96		1.24		1.60

Total from investment operations	2.01	(4.18)	2.73	2.08		1.34		1.68

Less distributions from:

Net investment income	—	(0.06)	(0.25)	(0.09)		(0.14)		(0.19)

Net realized gains	—	(0.52)	—	—		—		—

Total distributions	—	(0.58)	(0.25)	(0.09)		(0.14)		(0.19)

Net asset value, end of period	$21.33	$19.32	$24.08	$21.60		$19.61		$18.41

Total return[f]	10.40%	(17.35)%	12.66%	10.64%		7.30%		9.93%

Ratios to average net assets[g]

Expenses[h]	2.11%	2.09% [i]	2.09%	2.13%	[i]	2.13%		2.14%

Net investment income (loss)	1.26%	0.61% [c]	(0.05)%	0.64%	[d]	0.53%	[e]	0.44%

Supplemental data

Net assets, end of period (000’s)	$53,853	$58,610	$134,117	$128,766		$132,975		$89,341

Portfolio turnover rate	6.21%	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015		2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.58	$24.30	$21.79	$19.76		$18.52		$16.88

Income from investment operations[a]:

Net investment income[b]	0.25	0.41 [c]	0.25	0.32	[d]	0.07	[e]	0.25

Net realized and unrealized gains (losses)	1.91	(4.41)	2.78	2.03		1.49		1.66

Total from investment operations	2.16	(4.00)	3.03	2.35		1.56		1.91

Less distributions from:

Net investment income	—	(0.20)	(0.52)	(0.32)		(0.32)		(0.27)

Net realized gains	—	(0.52)	—	—		—		—

Total distributions	—	(0.72)	(0.52)	(0.32)		(0.32)		(0.27)

Net asset value, end of period	$21.74	$19.58	$24.30	$21.79		$19.76		$18.52

Total return[f]	11.03%	(16.41)%	13.92%	11.93%		8.55%		11.23%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.05%	1.06%	0.97%	0.99%		1.16%		2.61%

Expenses net of waiver and payments by affiliates[h]	0.97%	0.97%	0.95%	0.96%		0.96%		0.97%

Net investment income	2.40%	1.73% [c]	1.09%	1.81%	[d]	1.70%	[e]	1.61%

Supplemental data

Net assets, end of period (000’s)	$3,760	$3,371	$4,523	$2,601		$1,421		$12

Portfolio turnover rate	6.21%	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.41%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Financial Services Fund

		Country	Shares	Value

	Common Stocks 91.5%
	Banks 34.8%
[a]	AB&T Financial Corp.	United States	226,100	$118,714
	AIB Group PLC	Ireland	2,267,537	9,269,947
	Barclays PLC	United Kingdom	2,700,433	5,137,263
	CIT Group Inc.	United States	123,611	6,494,522
	Citigroup Inc.	United States	180,610	12,648,118
	Citizens Financial Group Inc.	United States	487,200	17,227,392
[b]	Credito Valtellinese SpA	Italy	117,345,631	7,537,348
	First Horizon National Corp.	United States	386,229	5,766,399
	ING Groep NV	Netherlands	1,200,685	13,917,528
	JPMorgan Chase & Co.	United States	183,680	20,535,424
	Shinsei Bank Ltd.	Japan	1,134,000	17,595,826
	Southern National Bancorp of Virginia Inc.	United States	649,760	9,947,826
	Standard Chartered PLC	United Kingdom	1,728,056	15,673,438
	Synovus Financial Corp.	United States	121,311	4,245,885
	UniCredit SpA	Italy	404,554	4,979,064
	Wells Fargo & Co.	United States	323,670	15,316,064
	Yes Bank Ltd.	India	2,293,512	3,617,396

				170,028,154

	Capital Markets 4.8%
	Credit Suisse Group AG	Switzerland	1,102,649	13,217,785
	Deutsche Bank AG	Germany	991,436	7,641,833
	Guotai Junan Securities Co. Ltd.	China	1,396,063	2,487,561

				23,347,179

	Consumer Finance 3.8%
	Capital One Financial Corp.	United States	132,810	12,051,179
	Sun Hung Kai & Co. Ltd.	Hong Kong	14,145,704	6,609,169

				18,660,348

	Diversified Financial Services 5.0%
	Voya Financial Inc.	United States	436,050	24,113,565

	Equity Real Estate Investment Trusts (REITs) 0.8%
	Brixmor Property Group Inc.	United States	215,900	3,860,292

	Household Durables 1.5%
[b]	Cairn Homes PLC	Ireland	5,428,109	7,318,742

	Insurance 38.6%
[b]	Alleghany Corp.	United States	29,137	19,845,502
	American International Group Inc.	United States	456,658	24,330,738
	ASR Nederland NV	Netherlands	352,478	14,329,555
[b]	Brighthouse Financial Inc.	United States	106,843	3,920,070
	China Pacific Insurance Group Co. Ltd., H	China	1,351,600	5,285,533
	Chubb Ltd.	United States	34,050	5,015,224
	Direct Line Insurance Group PLC	United Kingdom	3,006,354	12,667,856
	Everest Re Group Ltd.	United States	86,000	21,257,480
	The Hartford Financial Services Group Inc.	United States	458,972	25,573,920
	Lancashire Holdings Ltd.	United Kingdom	603,347	5,275,428
	MetLife Inc.	United States	172,370	8,561,618

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Insurance (continued)
	NN Group NV	Netherlands	365,392	$14,705,015
	RSA Insurance Group PLC	United Kingdom	1,959,394	14,352,701
	Sabre Insurance Group PLC	United Kingdom	1,343,342	4,657,318
	T&D Holdings Inc.	Japan	812,169	8,809,420

				188,587,378

	Real Estate Management & Development 0.6%
b	Dolphin Capital Investors Ltd.	Greece	3,979,650	255,225
	Kenedix Inc.	Japan	500,197	2,491,242

				2,746,467

	Thrifts & Mortgage Finance 1.6%
	Indiabulls Housing Finance Ltd.	India	907,348	7,997,032

	Total Common Stocks (Cost $457,357,659)			446,659,157

			Principal Amount
	Short Term Investments 8.6%

	U.S. Government and Agency Securities 8.6%
c	FHLB, 7/01/19	United States	$22,000,000	22,000,000
c	U.S. Treasury Bill,
	7/02/19 - 10/24/19	United States	17,500,000	17,457,846
	[d]10/31/19	United States	2,500,000	2,482,990

	Total U.S. Government and Agency Securities (Cost $41,926,832)			41,940,836

	Total Investments (Cost $499,284,491) 100.1%			488,599,993
	Other Assets, less Liabilities (0.1)%			(361,210)

	Net Assets 100.0%			$488,238,783

aSee Note 10 regarding holdings of 5% voting securities.

bNon-income producing.

cThe security was issued on a discount basis with no stated coupon rate.

dA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2019, the value of this security pledged amounted to $547,251, representing 0.1% of net assets.

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	154	$22,034,513	9/16/19	$(64,917)
GBP/USD	Short	141	11,235,056	9/16/19	17,236

Total Futures Contracts					$(47,681)

*As of period end.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	4,729,298	$5,298,015	7/15/19	$86,343	$—
Euro	BOFA	Sell	283,727	324,931	7/15/19	1,904	—
Euro	BOFA	Sell	4,285,359	4,863,774	7/15/19	—	(15,153)
Euro	BONY	Sell	561,990	649,693	7/15/19	9,861	—
Euro	HSBK	Buy	92,699	103,586	7/15/19	1,953	—
Euro	HSBK	Sell	140,000	158,732	7/15/19	—	(659)
Euro	HSBK	Sell	25,741,132	29,507,369	7/15/19	200,805	—
Euro	SSBT	Sell	140,000	158,736	7/15/19	—	(655)
Euro	SSBT	Sell	476,744	549,896	7/15/19	7,117	—
Euro	UBSW	Buy	2,098,948	2,378,878	7/15/19	10,798	—
Euro	UBSW	Sell	1,781,726	2,054,305	7/15/19	25,789	—
Swiss Franc	HSBK	Buy	340,225	339,098	7/15/19	9,912	—
Swiss Franc	HSBK	Sell	191,753	193,436	7/15/19	—	(3,268)
Swiss Franc	UBSW	Sell	12,776,508	12,717,126	7/15/19	—	(389,234)
British Pound	BOFA	Buy	3,884,986	4,931,028	7/16/19	7,307	—
British Pound	HSBK	Buy	241,590	307,815	7/16/19	—	(723)
British Pound	HSBK	Buy	517,395	651,938	7/16/19	5,740	—
British Pound	HSBK	Sell	6,952,726	9,023,846	7/16/19	186,004	—
British Pound	UBSW	Buy	47,715	60,715	7/16/19	—	(63)
British Pound	UBSW	Buy	1,435,573	1,816,433	7/16/19	8,371	—
British Pound	BOFA	Sell	389,221	504,194	8/14/19	8,770	—
British Pound	BONY	Sell	26,574,856	34,551,750	8/14/19	725,672	—
British Pound	HSBK	Sell	366,014	475,197	8/14/19	9,312	—
British Pound	UBSW	Sell	403,293	522,764	8/14/19	9,429	—
Japanese Yen	UBSW	Sell	101,400,693	943,945	8/26/19	—	(765)
Japanese Yen	UBSW	Sell	2,830,472,629	26,407,661	8/26/19	37,285	—
Euro	BONY	Sell	109,502	125,652	10/18/19	57	—
Euro	SSBT	Sell	109,502	125,652	10/18/19	58	—
Euro	SSBT	Sell	2,565,269	2,902,730	10/18/19	—	(39,520)
British Pound	UBSW	Sell	350,000	459,389	10/24/19	12,655	—

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	HSBK	Sell	7,705,877	$8,734,249	11/07/19	$—	$(117,763)
Euro	UBSW	Sell	4,331,528	4,907,924	11/07/19	—	(67,855)
Euro	BOFA	Sell	30,046	34,463	11/21/19	—	(89)
Euro	SSBT	Sell	7,053,194	8,001,143	11/21/19	—	(109,919)
British Pound	SSBT	Sell	3,166,961	4,035,105	11/22/19	—	(11,596)

Total Forward Exchange Contracts						$1,365,142	$(757,262)

Net unrealized appreciation (depreciation)						$607,880

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 34.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Financial Services Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$497,057,736
Cost - Non-controlled affiliates (Note 10)	2,226,755

Value - Unaffiliated issuers	$488,481,279
Value - Non-controlled affiliates (Note 10)	118,714
Cash	45,750
Foreign currency, at value (cost $753,088)	754,470
Receivables:
Capital shares sold	134,376
Dividends	1,092,181
European Union tax reclaims	836,507
Deposits with brokers for:
Futures contracts	623,680
Unrealized appreciation on OTC forward exchange contracts	1,365,142
Other assets	367

Total assets	493,452,466

Liabilities:
Payables:
Investment securities purchased	2,462,231
Capital shares redeemed	1,048,133
Management fees	349,552
Distribution fees	213,702
Transfer agent fees	134,852
Trustees’ fees and expenses	37,454
Variation margin on futures contracts	44,631
Unrealized depreciation on OTC forward exchange contracts	757,262
Accrued expenses and other liabilities	165,866

Total liabilities	5,213,683

Net assets, at value	$488,238,783

Net assets consist of:
Paid-in capital	$512,635,601
Total distributable earnings (loss)	(24,396,818)

Net assets, at value	$488,238,783

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual Financial Services Fund

Class Z:
Net assets, at value	$142,246,979

Shares outstanding	6,590,038

Net asset value and maximum offering price per share	$21.59

Class A:
Net assets, at value	$288,379,527

Shares outstanding	13,337,476

Net asset value per share[a]	$21.62

Maximum offering price per share (net asset value per share ÷ 94.50%)	$22.88

Class C:
Net assets, at value	$ 53,852,684

Shares outstanding	2,525,052

Net asset value and maximum offering price per share[a]	$21.33

Class R6:
Net assets, at value	$ 3,759,593

Shares outstanding	172,941

Net asset value and maximum offering price per share	$21.74

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Financial Services Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$8,088,673
Non-controlled affiliates (Note 10)	287
Interest:
Unaffiliated issuers	395,654

Total investment income	8,484,614

Expenses:
Management fees (Note 3a)	2,203,397
Distribution fees: (Note 3c)
Class A	372,806
Class C	285,915
Transfer agent fees: (Note 3e)
Class Z	118,238
Class A	244,565
Class C	46,883
Class R6	1,882
Custodian fees (Note 4)	23,393
Reports to shareholders	39,871
Registration and filing fees	37,050
Professional fees	57,264
Trustees’ fees and expenses	21,040
Other	15,765

Total expenses	3,468,069
Expense reductions (Note 4)	(1,506)
Expenses waived/paid by affiliates (Note 3f)	(1,396)

Net expenses	3,465,167

Net investment income	5,019,447

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(7,877,074)
Foreign currency transactions	13,982
Forward exchange contracts	3,610,188
Futures contracts	693,691

Net realized gain (loss)	(3,559,213)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	52,132,628
Non-controlled affiliates (Note 10)	(7,902)
Translation of other assets and liabilities denominated in foreign currencies	(101,871)
Forward exchange contracts	(964,477)
Futures contracts	(74,350)

Net change in unrealized appreciation (depreciation)	50,984,028

Net realized and unrealized gain (loss)	47,424,815

Net increase (decrease) in net assets resulting from operations	$52,444,262

*Foreign taxes withheld on dividends	$290,712

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Financial Services Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 5,019,447	$ 8,665,785
Net realized gain (loss)	(3,559,213)	9,412,447
Net change in unrealized appreciation (depreciation)	50,984,028	(127,980,059)

Net increase (decrease) in net assets resulting from operations	52,444,262	(109,901,827)

Distributions to shareholders:
Class Z	—	(4,996,108)
Class A	—	(9,609,536)
Class C	—	(1,856,107)
Class R6	—	(115,264)

Total distributions to shareholders	—	(16,577,015)

Capital share transactions: (Note 2)
Class Z	(14,976,101)	(32,948,539)
Class A	(41,727,727)	734,715
Class C	(10,588,381)	(56,197,465)
Class R6	15,016	(354,486)

Total capital share transactions	(67,277,193)	(88,765,775)

Net increase (decrease) in net assets	(14,832,931)	(215,244,617)
Net assets:
Beginning of period	503,071,714	718,316,331

End of period	$488,238,783	$ 503,071,714

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual Financial Services Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

24	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various

franklintempleton.com	Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $508,105 and the aggregate value of collateral pledged for such contracts was $547,251.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $1,066,916 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

26	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

h.  Guarantees and Indemnifications (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	509,025	$10,785,069	1,795,911	$42,587,212
Shares issued in reinvestment of distributions	—	—	232,915	4,484,624
Shares redeemed	(1,227,440)	(25,761,170)	(3,453,297)	(80,020,375)

Net increase (decrease)	(718,415)	$(14,976,101)	(1,424,471)	$(32,948,539)

Class A Shares:
Shares sold[a]	453,668	$9,550,207	3,840,652	$88,515,496
Shares issued in reinvestment of distributions	—	—	483,446	9,333,950
Shares redeemed	(2,431,075)	(51,277,934)	(4,247,680)	(97,114,731)

Net increase (decrease)	(1,977,407)	$(41,727,727)	76,418	$734,715

Class C Shares:
Shares sold	102,935	$2,132,582	619,361	$14,593,999
Shares issued in reinvestment of distributions	—	—	92,903	1,798,559
Shares redeemed[a]	(611,258)	(12,720,963)	(3,248,605)	(72,590,023)

Net increase (decrease)	(508,323)	$(10,588,381)	(2,536,341)	$(56,197,465)

Class R6 Shares:
Shares sold	11,059	$232,597	79,359	$1,851,756
Shares issued in reinvestment of distributions	—	—	5,949	115,264
Shares redeemed	(10,250)	(217,581)	(99,309)	(2,321,506)

Net increase (decrease)	809	$15,016	(14,001)	$(354,486)

aMay include a portion of Class C shares that were automatically converted to Class A.

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$9,649
CDSC retained	$3,253

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $411,568, of which $196,703 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020. Prior to May 1, 2019, the Class R6 transfer agent fees were limited to 0.03%.

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $0 and $2,231,546, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$37,454
[b]Increase in projected benefit obligation	$4,865
Benefit payments made to retired trustees	$(324)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $6,531,857.

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$505,512,271

Unrealized appreciation	$ 49,494,869
Unrealized depreciation	(65,846,219)

Net unrealized appreciation (depreciation)	$ (16,351,350)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $28,929,251 and $84,814,774, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

9. Other Derivative Information

At June 30, 2019, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$17,236	[a]	Variation margin on futures contracts	$64,917	[a]

	Unrealized appreciation on OTC forward exchange contracts	1,365,142		Unrealized depreciation on OTC forward exchange contracts	757,262

Totals		$1,382,378			$822,179

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$3,610,188	Forward exchange contracts	$ (964,477)
	Futures contracts	693,691	Futures contracts	(74,350)

Totals		$4,303,879		$(1,038,827)

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $33,614,410. The average month end contract value of forward exchange contracts was $188,955,996.

See Note 1(c) regarding derivative financial instruments.

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
AB&T Financial Corp. (Value is 0.0%† of Net Assets)	$126,616	$ —	$ —	$ —	$(7,902)	$118,714	226,100	$287

†Rounds to less than 0.1% of net assets.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$446,659,157	$—	$—	$446,659,157
Short Term Investments	19,940,836	22,000,000	—	41,940,836

Total Investments in Securities	$466,599,993	$22,000,000	$—	$488,599,993

Other Financial Instruments:
Futures Contracts	$17,236	$—	$—	$17,236
Forward Exchange Contracts	—	1,365,142	—	1,365,142

Total Other Financial Instruments	$17,236	$1,365,142	$—	$1,382,378

Liabilities:
Other Financial Instruments:
Futures Contracts	$64,917	$—	$—	$64,917
Forward Exchange Contracts	—	757,262	—	757,262

Total Other Financial Instruments	$64,917	$757,262	$—	$822,179

aFor detailed categories, see the accompanying Statement of Investments.

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Financial Services Fund (continued)

13.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	FHLB	Federal Home Loan Bank
BONY	The Bank of New York Mellon Corp.	GBP	British Pound
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Financial Services Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the middle and second-best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the middle performing quintile. The Board concluded that such comparative performance was acceptable.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 1 basis point of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	39

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual Financial Services Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	479 S 08/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual International Fund Shareholder:

The markets came into 2019 in a fog of uncertainty. The outlook for economic growth had become less bright and fears were mounting that the U.S. Federal Reserve (Fed) would make a policy misstep in raising interest rates too far. Over the past six months, many of these economic concerns have eased, as the Fed and other major central banks like the European Central Bank (ECB) turned more dovish amid signs that growth was becoming a bit more sluggish. The ECB suggested it would act should growth soften and inflation not materialize. This dovishness helped propel the U.S. equity market back toward record highs in June. Bond yields, meanwhile, fell on the prospect for increased central bank-driven liquidity, with some sovereign European bonds sliding back into negative territory.

Although the prospects of a more accommodative monetary policy eased fears about the economic outlook, persistent trade tensions between the U.S. and China, among other nations, kept markets on edge. This was on full display in May when markets fell sharply on a ratcheting up of tensions and after the U.S. government threatened to place tariffs on Mexican goods. Mideast tensions also began to heat up in June with attacks on oil tankers in the Persian Gulf and greater tensions between the U.S. and Iran.

How, and even whether, the U.K. will leave the European Union has also remained unresolved. At period-end, the U.K. Conservative Party was conducting a leadership contest, which has the potential to complicate future Brexit negotiations and leave markets vulnerable to increased volatility.

Despite all this uncertainty, for the six-month period ended June 30, 2019, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), posted a +18.54% total return, while stocks in global developed markets, as measured by the MSCI World Index, posted a +17.38% total return.1

As has been the case in recent years, growth stocks, particularly in the technology sector, have outperformed over the six-month period. Value stocks generally have remained disfavored in this environment where, at times, economic factors and monetary policy have had greater sway on equity returns than corporate fundamentals.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months considering the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, the Fund is proposing to reorganize into Franklin Mutual Global Discovery Fund effective February 21, 2020, subject to shareholder approval.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

In preparation for the proposed reorganization, the Fund will close to new investors with limited exceptions on August 27, 2019. These dates are subject to change.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead. We appreciate your trust and participation in Franklin Mutual International Fund. It has been our privilege to serve you.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Mutual International Fund

This semiannual report for Franklin Mutual International Fund covers the period ended June 30, 2019. As previously communicated, the Fund is proposing to reorganize into Franklin Mutual Global Discovery Fund effective February 21, 2020, subject to shareholder approval. In preparation for the proposed reorganization, the Fund will close to new investors with limited exceptions on August 27, 2019. These dates are subject to change.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-U.S. issuers, primarily Asian and European companies. The investment manager focuses the Fund’s investments on securities believed to be available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on page 4 lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +7.33% cumulative total return for the six months ended June 30, 2019. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), which is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, posted a +12.89% total return.1 Also for comparison, the Fund’s secondary benchmark, the MSCI ACWI ex USA Net Return (USD) posted a +13.60% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019 despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL INTERNATIONAL FUND

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter, but GDP contracted in the second quarter compared with the first quarter as Brexit uncertainties weighed on business sentiment. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter but moderated in the second quarter, and the bloc’s annual inflation rate marginally decreased by period-end. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

To a significantly lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/19

% of Total Net Assets

Insurance	16.9%

Oil, Gas & Consumable Fuels	11.9%

Banks	11.6%

Pharmaceuticals	7.2%

Automobiles	4.4%

Capital Markets	3.7%

Interactive Media & Services	3.4%

Semiconductors & Semiconductor Equipment	3.2%

Specialty Retail	3.0%

Hotels, Restaurants & Leisure	2.8%

unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there is disagreement among companies, shareholders and data providers about which factors should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL INTERNATIONAL FUND

they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (these companies are not Fund holdings), each worth almost $90 billion, exemplify this strength. The Top 10 Sectors/Industries table on page 5 lists pharmaceuticals and other leading industries in which the Fund currently invests. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain positive, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, we are hopeful more opportunities may emerge as the business and economic cycles elongate

Top 10 Equity Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets
Novartis AG Pharmaceuticals, Switzerland	4.0%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.3%
NN Group NV Insurance, Netherlands	3.2%
RSA Insurance Group PLC Insurance, U.K.	2.8%
Shinsei Bank Ltd. Banks, Japan	2.8%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.7%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.6%
China Pacific Insurance Group Co. Ltd. Insurance, China	2.6%
JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	2.6%
Peugeot SA Automobiles, France	2.6%

amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Top positive contributors to performance included Novartis, BE Semiconductor Industries and Shinsei Bank. Novartis and Shinsei Bank are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

In March, Switzerland-based drug maker Novartis announced the official process and dates for its tax-free spinoff of the eye care device and consumer products business of Alcon (shares received by the Fund not held at period-end), and the U.S. Food and Drug Administration approved Mayzent, the first oral drug to treat secondary progressive multiple sclerosis. In May, Novartis won U.S. regulatory approval for gene therapy that treats spinal muscular atrophy and announced the purchase of a dry eye drug from a Japanese drug company. We believe Novartis is continuing to position itself as a more focused and innovation-driven drug company, and that the market does

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

not fully appreciate the many innovative products it has in development.

The stock price of Netherlands-based BE Semiconductor Industries, a semiconductor equipment manufacturer, rose during the period as the outlook for spending on capital equipment, including tools made by BE Semiconductor, improved. Semiconductor manufacturers like Intel, and certain smart phone makers have indicated that upcoming features require the advanced packaging solutions that BE Semiconductor supplies.

Shares of Japan-based leading diversified financial institution Shinsei Bank rose steadily in January and February. The company’s earnings through the first three quarters of its 2018 fiscal year ending March 31, 2019, were ahead of Shinsei’s conservative guidance. Shinsei Bank’s operating costs were well contained and its unsecured loan business is close to reversing a downward trend that began at the start of the 2018 fiscal year.

During the period under review, Fund investments that detracted from performance included Indiabulls Housing Finance, Yes Bank and Baidu.

Shares of Indiabulls Housing Finance, an India-based consumer finance company, declined after a criminal writ was filed alleging financial fraud. The company described the allegations as baseless, and the writ was subsequently withdrawn. The company has continued its pursuit to merge parts of its business with a local bank. Indiabulls seeks to gain a banking license through the deal and has received some regulatory approval. The deal remains subject to the receipt of additional regulatory and shareholder approvals.

Shares of India-based Yes Bank tumbled after the bank posted an unexpected loss largely due to weaker fee income and deteriorating credit quality. However, investors favored the appointment of a new chief executive officer (CEO) from outside the bank, following the Royal Bank of India (RBI) denying a request to allow the founder to stay on as the CEO until September 2019. Investors also favorably viewed RBI’s latest risk assessment of Yes Bank that showed no issues. The bank’s new CEO is beginning a new strategy to focus more on retail and digital banking in an effort to turn the bank around after recent weakness.

Shares of China-based internet search firm Baidu slid after the company posted a loss for its fiscal first-quarter 2019. The weaker economic environment in China coupled with governmental regulation led to slower advertisement sales growth during the quarter. However, Baidu continues to invest heavily in its video-streaming platform and other initiatives like artificial intelligence. These investments should help the company further diversify its business into new growth markets.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL INTERNATIONAL FUND

Thank you for your participation in Franklin Mutual International Fund. It has been our privilege to serve your investment needs.

Andrew Sleeman, CFA Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]
Z

6-Month	+7.33%		+7.33%

1-Year	-8.55%		-8.55%

5-Year	+1.76%		+0.35%

10-Year	+78.47%		+5.96%

A4

6-Month	+7.20%		+1.33%

1-Year	-8.82%		-13.81%

5-Year	+0.42%		-1.04%

10-Year	+73.46%		+5.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL INTERNATIONAL FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
Z	0.97%	1.21%
A	1.22%	1.46%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing market countries involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller and midsize company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,073.30	$ 4.99	$1,019.98	$4.86	0.97%
A	$1,000	$1,072.00	$ 6.27	$1,018.74	$6.11	1.22%
C	$1,000	$1,068.60	$10.05	$1,015.08	$9.79	1.96%
R	$1,000	$1,070.90	$ 7.55	$1,017.50	$7.35	1.47%
R6	$1,000	$1,074.10	$ 4.22	$1,020.73	$4.11	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual International Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.82	$15.96	$14.32	$14.17	$14.59	$15.90

Income from investment operations[a]:

Net investment income[b]	0.25	0.31	0.21	0.27 [c]	0.18 [d]	0.30 [e]

Net realized and unrealized gains (losses)	0.69	(3.11)	1.78	0.20	(0.17)	(0.57)

Total from investment operations	0.94	(2.80)	1.99	0.47	0.01	(0.27)

Less distributions from:

Net investment income	—	(0.25)	(0.35)	(0.27)	(0.16)	(0.43)

Net realized gains	—	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	—	(0.34)	(0.35)	(0.32)	(0.43)	(1.04)

Net asset value, end of period	$13.76	$12.82	$15.96	$14.32	$14.17	$14.59

Total return[f]	7.33%	(17.52)%	13.99%	3.34%	0.15%	(1.63)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.28%	1.21%	1.17%	1.22%	1.24%	1.39%

Expenses net of waiver and payments by affiliates[h,i]	0.97%	0.99%	1.16%	1.17%	1.15%	1.16%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%	—% [j]

Net investment income	3.73%	2.00%	1.41%	2.07% [c]	1.26% [d]	1.78% [e]

Supplemental data

Net assets, end of period (000’s)	$51,374	$52,271	$86,274	$40,875	$49,963	$19,940

Portfolio turnover rate	8.74%	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund  (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.77	$15.90	$14.25	$14.10	$14.54	$15.84

Income from investment operations[a]:

Net investment income[b]	0.23	0.27	0.18	0.24 [c]	0.15 [d]	0.26 [e]

Net realized and unrealized gains (losses)	0.69	(3.10)	1.78	0.19	(0.19)	(0.57)

Total from investment operations	0.92	(2.83)	1.96	0.43	(0.04)	(0.31)

Less distributions from:

Net investment income	—	(0.21)	(0.31)	(0.23)	(0.13)	(0.38)

Net realized gains	—	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	—	(0.30)	(0.31)	(0.28)	(0.40)	(0.99)

Net asset value, end of period	$13.69	$12.77	$15.90	$14.25	$14.10	$14.54

Total return[f]	7.20%	(17.73)%	13.67%	3.14%	(0.20)%	(1.89)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.53%	1.46%	1.42%	1.47%	1.52%	1.69%

Expenses net of waiver and payments by affiliates[h,i]	1.22%	1.24%	1.41%	1.42%	1.43%	1.46%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%	—% [j]

Net investment income	3.48%	1.75%	1.16%	1.82% [c]	0.98% [d]	1.48% [e]

Supplemental data

Net assets, end of period (000’s)	$48,623	$53,082	$82,965	$82,626	$110,591	$39,810

Portfolio turnover rate	8.74%	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund  (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.68	$15.69	$14.08	$13.92	$14.38	$15.68

Income from investment operations[a]:

Net investment income[b]	0.18	0.16	0.08	0.15 [c]	0.04 [d]	0.15 [e]

Net realized and unrealized gains (losses)	0.69	(3.04)	1.72	0.18	(0.18)	(0.56)

Total from investment operations	0.87	(2.88)	1.80	0.33	(0.14)	(0.41)

Less distributions from:

Net investment income	—	(0.04)	(0.19)	(0.12)	(0.05)	(0.28)

Net realized gains	—	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	—	(0.13)	(0.19)	(0.17)	(0.32)	(0.89)

Net asset value, end of period	$13.55	$12.68	$15.69	$14.08	$13.92	$14.38

Total return[f]	6.86%	(18.39)%	12.79%	2.44%	(0.93)%	(2.58)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	2.27%	2.21%	2.17%	2.22%	2.24%	2.39%

Expenses net of waiver and payments by affiliates[h,i]	1.96%	1.99%	2.16%	2.17%	2.15%	2.16%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%	—% [j]

Net investment income	2.74%	1.00%	0.41%	1.07% [c]	0.26% [d]	0.78% [e]

Supplemental data

Net assets, end of period (000’s)	$12,648	$13,685	$29,109	$25,860	$34,611	$14,794

Portfolio turnover rate	8.74%	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund  (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.69	$15.80	$14.19	$14.05	$14.51	$15.83

Income from investment operations[a]:

Net investment income[b]	0.22	0.23	0.10	0.20 [c]	0.04 [d]	0.18 [e]

Net realized and unrealized gains (losses)	0.68	(3.07)	1.80	0.20	(0.10)	(0.52)

Total from investment operations	0.90	(2.84)	1.90	0.40	(0.06)	(0.34)

Less distributions from:

Net investment income	—	(0.18)	(0.29)	(0.21)	(0.13)	(0.37)

Net realized gains	—	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	—	(0.27)	(0.29)	(0.26)	(0.40)	(0.98)

Net asset value, end of period	$13.59	$12.69	$15.80	$14.19	$14.05	$14.51

Total return[f]	7.09%	(17.96)%	13.43%	2.90%	(0.38)%	(2.13)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.78%	1.71%	1.64%	1.72%	1.74%	1.89%

Expenses net of waiver and payments by affiliates[h,i]	1.47%	1.49%	1.63%	1.67%	1.65%	1.66%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%	—% [j]

Net investment income	3.23%	1.50%	0.94%	1.57% [c]	0.76% [d]	1.28% [e]

Supplemental data

Net assets, end of period (000’s)	$1,667	$1,673	$1,867	$694	$662	$112

Portfolio turnover rate	8.74%	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund  (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.82	$15.97	$14.32	$14.17	$14.59	$15.87

Income from investment operations[a]:

Net investment income[b]	0.26	0.33	0.24	0.33 [c]	0.22 [d]	— [e,f]

Net realized and unrealized gains (losses)	0.69	(3.11)	1.78	0.17	(0.20)	(0.22)

Total from investment operations	0.95	(2.78)	2.02	0.50	0.02	(0.22)

Less distributions from:

Net investment income	—	(0.28)	(0.37)	(0.30)	(0.17)	(0.45)

Net realized gains	—	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	—	(0.37)	(0.37)	(0.35)	(0.44)	(1.06)

Net asset value, end of period	$13.77	$12.82	$15.97	$14.32	$14.17	$14.59

Total return[g]	7.41%	(17.40)%	14.11%	3.58%	0.23%	(1.46)%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates and expense reduction[i]	1.15%	1.11%	1.03%	1.06%	1.06%	1.24%

Expenses net of waiver and payments by affiliates and expense reduction[i,j]	0.82%	0.85%	1.01%	1.00%	1.02%	1.00%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%	—% [k]

Net investment income	3.88%	2.14%	1.56%	2.24% [c]	1.39% [d]	1.94% [e]

Supplemental data

Net assets, end of period (000’s)	$16,940	$20,128	$25,697	$16,687	$23,793	$19,398

Portfolio turnover rate	8.74%	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.

fAmount rounds to less than $0.01 per share.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual International Fund

	Country	Shares	Value

	Common Stocks 91.3%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	229,000	$1,440,715

Auto Components 2.5%
Cie Generale des Etablissements Michelin SCA	France	14,989	1,900,839
Toyo Tire Corp.	Japan	104,311	1,370,884

			3,271,723

Automobiles 2.6%
Peugeot SA	France	138,705	3,417,072

Banks 11.6%
AIB Group PLC	Ireland	516,975	2,113,452
[a]Credito Valtellinese SpA	Italy	28,038,943	1,800,998
ING Groep NV	Netherlands	288,857	3,348,235
Shinsei Bank Ltd.	Japan	233,500	3,623,127
Standard Chartered PLC	United Kingdom	366,605	3,325,101
Yes Bank Ltd.	India	651,490	1,027,549

			15,238,462

Capital Markets 3.7%
Credit Suisse Group AG	Switzerland	181,579	2,176,642
Deutsche Bank AG	Germany	254,188	1,959,241
Guotai Junan Securities Co. Ltd.	China	398,064	709,287

			4,845,170

Chemicals 1.9%
BASF SE	Germany	34,111	2,478,759

Construction Materials 2.1%
LafargeHolcim Ltd., B	Switzerland	57,170	2,791,022

Consumer Finance 1.0%
Sun Hung Kai & Co. Ltd.	Hong Kong	2,877,748	1,344,544

Diversified Financial Services 2.6%
Metro Pacific Investments Corp.	Philippines	36,164,200	3,388,408

Diversified Telecommunication Services 1.7%
Koninklijke KPN NV	Netherlands	743,128	2,281,028

Hotels, Restaurants & Leisure 2.8%
Accor SA	France	51,000	2,188,720
Sands China Ltd.	China	312,200	1,492,633

			3,681,353

Household Durables 1.6%
[a]Cairn Homes PLC	Ireland	1,544,268	2,082,143

Insurance 16.9%
ASR Nederland NV	Netherlands	54,769	2,226,566
China Pacific Insurance Group Co. Ltd., H	China	879,045	3,437,572
Direct Line Insurance Group PLC	United Kingdom	739,157	3,114,581
Lancashire Holdings Ltd.	United Kingdom	171,764	1,501,837
NN Group NV	Netherlands	103,498	4,165,224
RSA Insurance Group PLC	United Kingdom	496,439	3,636,451

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Insurance (continued)
	Sabre Insurance Group PLC	United Kingdom	400,240	$1,387,617
	T&D Holdings Inc.	Japan	248,433	2,694,699

				22,164,547

	Interactive Media & Services 3.4%
[a]	Baidu Inc., ADR	China	16,131	1,893,134
	Yahoo Japan Corp.	Japan	886,800	2,599,043

				4,492,177

	Oil, Gas & Consumable Fuels 11.9%
	BP PLC	United Kingdom	495,900	3,454,908
	Caltex Australia Ltd.	Australia	11,483	199,497
	Canadian Natural Resources Ltd.	Canada	84,900	2,288,848
	Crescent Point Energy Corp.	Canada	585,600	1,935,979
	JXTG Holdings Inc.	Japan	693,300	3,436,278
	Royal Dutch Shell PLC, B	United Kingdom	90,231	2,957,539
	Saras SpA	Italy	877,091	1,320,188

				15,593,237

	Pharmaceuticals 7.2%
	GlaxoSmithKline PLC	United Kingdom	213,777	4,280,250
	Novartis AG	Switzerland	57,144	5,220,180

				9,500,430

	Real Estate Management & Development 0.5%
	Kenedix Inc.	Japan	135,490	674,811

	Semiconductors & Semiconductor Equipment 3.2%
	BE Semiconductor Industries NV	Netherlands	57,268	1,473,980
[a]	Renesas Electronics Corp.	Japan	552,862	2,743,287

				4,217,267

	Specialty Retail 3.0%
	Dufry AG	Switzerland	25,336	2,145,303
	Hornbach Holding AG & Co. KGaA	Germany	31,290	1,776,823

				3,922,126

	Technology Hardware, Storage & Peripherals 2.8%
	Samsung Electronics Co. Ltd.	South Korea	88,900	3,611,510

	Thrifts & Mortgage Finance 1.7%
	Indiabulls Housing Finance Ltd.	India	252,641	2,226,685

	Tobacco 2.1%
	British American Tobacco PLC	United Kingdom	78,471	2,739,495

	Trading Companies & Distributors 1.7%
	Rexel SA	France	180,233	2,287,685

	Wireless Telecommunication Services 1.7%
	Vodafone Group PLC	United Kingdom	1,324,860	2,175,817

	Total Common Stocks (Cost $137,472,764)			119,866,186

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

	Country	Shares	Value

	Preferred Stocks (Cost $1,772,942) 1.8%
Automobiles 1.8%
[b]Volkswagen AG, 3.279%, pfd.	Germany	13,606	$2,292,664

Total Investments before Short Term Investments (Cost $139,245,706)			122,158,850

		Principal Amount

Short Term Investments 4.9%

U.S. Government and Agency Securities 4.9%
[c]FHLB, 7/01/19	United States	$5,000,000	5,000,000
[c]U.S. Treasury Bill, 8/01/19 - 10/31/19	United States	1,500,000	1,494,443

Total U.S. Government and Agency Securities (Cost $6,493,038)			6,494,443

Total Investments (Cost $145,738,744) 98.0%			128,653,293

Other Assets, less Liabilities 2.0%			2,599,558

Net Assets 100.0%			$131,252,851

aNon-income producing.

bVariable rate security. The rate shown represents the yield at period end.

cThe security was issued on a discount basis with no stated coupon rate.

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	131	$18,743,644	9/16/19	$(51,467)
GBP/USD	Short	68	5,418,325	9/16/19	11,519

Total Futures Contracts					$(39,948)

*As of period end.

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	451,242	$505,096	7/15/19	$ 8,649	$ —
Euro	BOFA	Sell	200,000	226,348	7/15/19	—	(1,354)
Euro	BOFA	Sell	328,659	377,212	7/15/19	3,031	—
Euro	BONY	Sell	540,375	622,439	7/15/19	7,216	—
Euro	HSBK	Buy	213,803	239,186	7/15/19	4,232	—
Euro	HSBK	Sell	13,968,323	16,310,298	7/15/19	407,208	—
Euro	SSBT	Buy	59,642	66,595	7/15/19	1,309	—
Euro	SSBT	Sell	991,528	1,139,990	7/15/19	11,124	—
Euro	UBSW	Buy	350,744	392,994	7/15/19	6,331	—
Euro	UBSW	Sell	904,929	1,043,981	7/15/19	13,710	—
Swiss Franc	HSBK	Buy	68,181	67,957	7/15/19	1,985	—
Swiss Franc	HSBK	Sell	13,832	13,954	7/15/19	—	(236)
Swiss Franc	UBSW	Buy	95,000	94,676	7/15/19	2,776	—
Swiss Franc	UBSW	Sell	2,251,579	2,237,728	7/15/19	—	(71,981)
British Pound	BOFA	Buy	135,000	170,953	7/16/19	650	—
British Pound	HSBK	Buy	263,444	331,950	7/16/19	2,922	—
British Pound	HSBK	Sell	2,145,571	2,784,138	7/16/19	56,831	—
British Pound	UBSW	Buy	22,296	28,370	7/16/19	—	(29)
British Pound	UBSW	Buy	839,939	1,061,559	7/16/19	6,114	—
South Korean Won	HSBK	Sell	987,194,457	838,811	7/19/19	—	(14,981)
South Korean Won	UBSW	Sell	3,057,755,543	2,589,563	7/19/19	—	(54,990)
Philippine Peso	BONY	Sell	167,801,888	3,194,819	7/30/19	—	(76,478)
British Pound	BOFA	Sell	1,191,239	1,563,885	8/14/19	47,604	—
British Pound	BONY	Sell	5,563,272	7,232,969	8/14/19	151,701	—
British Pound	HSBK	Sell	151,013	196,490	8/14/19	4,272	—
British Pound	UBSW	Sell	132,031	171,144	8/14/19	3,087	—
Australian Dollar	HSBK	Sell	241,520	168,276	8/26/19	—	(1,586)
Japanese Yen	UBSW	Sell	1,338,080,411	12,483,930	8/26/19	17,572	—
Euro	SSBT	Sell	156,892	177,531	10/18/19	—	(2,417)
British Pound	BONY	Sell	3,317,958	4,355,799	10/24/19	120,815	—
Euro	HSBK	Sell	264,918	300,277	11/07/19	—	(4,043)
Euro	UBSW	Sell	264,917	300,170	11/07/19	—	(4,150)
Euro	BOFA	Sell	101,439	116,352	11/21/19	—	(302)
British Pound	SSBT	Sell	6,790,428	8,651,854	11/22/19	—	(24,864)

Total Forward Exchange Contracts						$ 879,139	$ (257,411)

Net unrealized appreciation (depreciation)						$ 621,728

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 35.

20	Semiannual Report l The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual International Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$145,738,744

Value - Unaffiliated issuers	$128,653,293
Cash	52,575
Foreign currency, at value (cost $562,857)	563,835
Receivables:
Investment securities sold	1,272,449
Capital shares sold	117,151
Dividends	669,082
European Union tax reclaims	48,184
Deposits with brokers for:
Futures contracts	410,400
Unrealized appreciation on OTC forward exchange contracts	879,139
Other assets	103

Total assets	132,666,211

Liabilities:
Payables:
Investment securities purchased	721,017
Capital shares redeemed	273,762
Management fees	54,962
Distribution fees	43,022
Transfer agent fees	15,926
Trustees’ fees and expenses	4,208
Variation margin on futures contracts	24,006
Unrealized depreciation on OTC forward exchange contracts	257,411
Accrued expenses and other liabilities	19,046

Total liabilities	1,413,360

Net assets, at value	$131,252,851

Net assets consist of:
Paid-in capital	$149,537,417
Total distributable earnings (loss)	(18,284,566)

Net assets, at value	$131,252,851

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Mutual International Fund

Class Z:
Net assets, at value	$51,374,335

Shares outstanding	3,732,903

Net asset value and maximum offering price per share	$13.76

Class A:
Net assets, at value	$48,623,290

Shares outstanding	3,550,533

Net asset value per share[a]	$13.69

Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.49

Class C:
Net assets, at value	$12,648,464

Shares outstanding	933,508

Net asset value and maximum offering price per share[a]	$13.55

Class R:
Net assets, at value	$ 1,667,258

Shares outstanding	122,705

Net asset value and maximum offering price per share	$13.59

Class R6:
Net assets, at value	$16,939,504

Shares outstanding	1,230,013

Net asset value and maximum offering price per share	$13.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual International Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$3,189,887
Interest:
Unaffiliated issuers	94,708

Total investment income	3,284,595

Expenses:
Management fees (Note 3a)	612,304
Distribution fees: (Note 3c)
Class A	64,722
Class C	66,340
Class R	4,453
Transfer agent fees: (Note 3e)
Class Z	58,269
Class A	56,831
Class C	14,660
Class R	1,955
Class R6	8,780
Custodian fees (Note 4)	10,739
Reports to shareholders	20,903
Registration and filing fees	39,454
Professional fees	42,408
Trustees’ fees and expenses	6,193
Other	11,658

Total expenses	1,019,669
Expense reductions (Note 4)	(776)
Expenses waived/paid by affiliates (Note 3f)	(219,503)

Net expenses	799,390

Net investment income	2,485,205

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,799,203)
Foreign currency transactions	(16,726)
Forward exchange contracts	1,194,558
Futures contracts	540,089

Net realized gain (loss)	(1,081,282)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	8,980,352
Translation of other assets and liabilities denominated in foreign currencies	2,356
Forward exchange contracts	(268,469)
Futures contracts	(54,080)

Net change in unrealized appreciation (depreciation)	8,660,159

Net realized and unrealized gain (loss)	7,578,877

Net increase (decrease) in net assets resulting from operations	$10,064,082

*Foreign taxes withheld on dividends	$258,840

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual International Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,485,205	$ 3,528,615
Net realized gain (loss)	(1,081,282)	9,920,269
Net change in unrealized appreciation (depreciation)	8,660,159	(46,528,018)

Net increase (decrease) in net assets resulting from operations	10,064,082	(33,079,134)

Distributions to shareholders:
Class Z	—	(1,369,385)
Class A	—	(1,270,437)
Class C	—	(150,699)
Class R	—	(35,634)
Class R6	—	(566,278)

Total distributions to shareholders	—	(3,392,433)

Capital share transactions: (Note 2)
Class Z	(4,678,287)	(20,389,727)
Class A	(8,248,871)	(16,207,014)
Class C	(1,969,510)	(11,485,192)
Class R	(119,873)	206,051
Class R6	(4,633,633)	(724,964)

Total capital share transactions	(19,650,174)	(48,600,846)

Net increase (decrease) in net assets	(9,586,092)	(85,072,413)
Net assets:
Beginning of period	140,838,943	225,911,356

End of period	$131,252,851	$140,838,943

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements (unaudited)

Franklin Mutual International Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

franklintempleton.com	Semiannual Report	25

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

26	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $96,408.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2019, the Fund received $555,310 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2019, the Fund had no securities sold short.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e. Securities Lending (continued)

additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	477,898	$6,570,401	2,069,714	$29,602,759
Shares issued in reinvestment of distributions	—	—	104,086	1,342,966
Shares redeemed	(822,289)	(11,248,688)	(3,501,255)	(51,335,452)

Net increase (decrease)	(344,391)	$(4,678,287)	(1,327,455)	$(20,389,727)

Class A Shares:
Shares sold[a]	189,916	$2,587,561	1,021,682	$15,233,084
Shares issued in reinvestment of distributions	—	—	97,868	1,258,830
Shares redeemed	(795,289)	(10,836,432)	(2,182,962)	(32,698,928)

Net increase (decrease)	(605,373)	$(8,248,871)	(1,063,412)	$(16,207,014)

Class C Shares:
Shares sold	42,902	$578,349	222,976	$3,422,701
Shares issued in reinvestment of distributions	—	—	11,409	150,533
Shares redeemed[a]	(188,344)	(2,547,859)	(1,010,609)	(15,058,426)

Net increase (decrease)	(145,442)	$(1,969,510)	(776,224)	$(11,485,192)

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	13,553	$182,835	50,432	$776,090
Shares issued in reinvestment of distributions	—	—	2,782	35,634
Shares redeemed	(22,734)	(302,708)	(39,495)	(605,673)

Net increase (decrease)	(9,181)	$(119,873)	13,719	$206,051

Class R6 Shares:
Shares sold	136,447	$1,876,664	360,960	$5,502,994
Shares issued in reinvestment of distributions	—	—	44,003	566,278
Shares redeemed	(476,574)	(6,510,297)	(443,682)	(6,794,236)

Net increase (decrease)	(340,127)	$(4,633,633)	(38,719)	$(724,964)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,837
CDSC retained	$527

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $140,495, of which $74,816 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.97%, and Class R6 does not exceed 0.81%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.83% based on the average net assets of the class.

g. Other Affiliated Transactions

At June 30, 2019, one or more of the funds in Franklin Fund Allocator Series owned 8.2% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2019	$4,208
[b]Increase in projected benefit obligation	$1,400
Benefit payments made to retired trustees	$(91)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $1,395,980 and late-year ordinary losses of $217,602.

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$ 147,576,584

Unrealized appreciation	$ 8,593,314
Unrealized depreciation	(26,934,332)

Net unrealized appreciation (depreciation)	$ (18,341,018)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $11,387,927 and $24,817,716, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

9. Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ 11,519	[a]	Variation margin on futures contracts	$ 51,467	[a]

	Unrealized appreciation on OTC forward exchange contracts	879,139		Unrealized depreciation on OTC forward exchange contracts	257,411

Totals		$890,658			$308,878

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$1,194,558	Forward exchange contracts	$(268,469)

	Futures contracts	540,089	Futures contracts	(54,080)

Totals		$1,734,647		$(322,549)

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $24,533,813. The average month end contract value of forward exchange contracts was $75,836,937.

See Note 1(c) regarding derivative financial instruments.

10. Upcoming Acquisitions/Reorganization

On July 16, 2019, the Board approved a proposal to reorganize the Fund with and into Franklin Mutual Global Discovery Fund, subject to approval by the shareholders of the Fund.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

11. Credit Facility (continued)

Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments	$122,158,850	$—	$—	$122,158,850

Short Term Investments	1,494,443	5,000,000	—	6,494,443

Total Investments in Securities	$123,653,293	$5,000,000	$—	$128,653,293

Other Financial Instruments:

Futures Contracts	$11,519	$—	$—	$11,519

Forward Exchange Contracts	—	879,139	—	879,139

Total Other Financial Instruments	$11,519	$879,139	$—	$890,658

Liabilities:

Other Financial Instruments:

Futures Contracts	$51,467	$—	$—	$51,467

Forward Exchange Contracts	—	257,411	—	257,411

Total Other Financial Instruments	$51,467	$257,411	$—	$308,878

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

13. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual International Fund (continued)

employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual International Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL INTERNATIONAL FUND

SHAREHOLDER INFORMATION

are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL INTERNATIONAL FUND

SHAREHOLDER INFORMATION

investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the lowest and middle performing quintiles, respectively. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2018. While the Board was disappointed in the relative underperformance, the Board concluded that further action was not warranted at the time as the Board considered a proposal to combine the Fund with and into the Franklin Mutual Global Discovery Fund.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL INTERNATIONAL FUND

SHAREHOLDER INFORMATION

fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	39

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Mutual International Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2019 Franklin Templeton Investments. All rights reserved.	373 S 08/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edward I. Altman, Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 30, 2019

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date: August 30, 2019